UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

AMENDMENT No 1. to
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the registrant ☒
Filed by a party other than the registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement.
☐ Confidential, for use of the Commission only (as permitted by Rule14a-6(e)(2)).
☐ Definitive Proxy Statement
☐ Definitive additional materials.
☐ Soliciting material pursuant to Rule 14a-11 (c) or Rule 14a-12.

MAGNITUDE INFORMATION SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1. Amount Previously Paid: _____________________________________
2. Form, Schedule or Registration Statement No.: _______________
3. Filing Party: _______________________________________________
4. Date Filed: _________________________________________________

MAGNITUDE INFORMATION SYSTEMS, INC.
1250 Route 28
Suite 309
Branchburg, New Jersey 08876

NOTICE OF ACTION OF SHAREHOLDERS BY WRITTEN CONSENT
IN LIEU OF SHAREHOLDER'S MEETING

To the Stockholders:

On behalf of the Board of Directors and management of Magnitude Information Systems, Inc. (the "Company"), we urge you to consider and act upon the following proposals to acquire Kiwibox Media, Inc. and the proposed amendments to the Company's Certificate of Incorporation, which the Board of Directors recommends that shareholders approve by Written Consent in lieu of a Shareholder's Meeting:

1. To approve the Company’s acquisition of Kiwibox Media, Inc. by means of a merger with a wholly owned subsidiary of the Company;

2. Increase the number of shares of Common Stock that the Company is authorized to issue from 300,000,000 to 700,000,000 shares, and.

3. To change the Company’s corporate name from Magnitude Information Systems, Inc. to “KiwiAge Enterprises, Inc.”

Pursuant to the applicable provisions of the Delaware General Corporation Law and our Company's Certificate of Incorporation, as amended, the written consent of stockholders owning no less than the majority of the Company’s outstanding shares of common stock are required in order to approve the acquisition of Kiwibox Media, Inc. and to amend the Company's Certificate of Incorporation. Your Board of Directors has fixed May 7, 2007, as the record date for purposes of this solicitation. Therefore, only holders who owned Company common shares as of the close of business on May 7, 2007, are permitted to provide their Written Consent.

The proposals to acquire Kiwibox Media, Inc. and amend our Certificate of Incorporation and procedure to exercise your rights in connection with this solicitation is described in the accompanying Consent Solicitation Statement. It is requested that your written consent, using the accompanying Consent Card, be delivered to Securities Transfer Corporation, 2591 Dallas Parkway, Suite 102 Frisco, Texas 75034, Attention: Proxy Department, on or before June __, 2007. An addressed return envelope is enclosed for this purpose, which requires no postage if mailed in the United States.

By Order of the Board of Directors
Joerg L. Klaube,
Secretary

Branchburg, New Jersey

May __, 2007

Closing: on or about June 15, 2007	14
Conduct of Business Following the Closing	15
Financial Statements	15-1
Selected Financial Data	15
Selected Pro-Forma Financial Data	15
Accounting Treatment	17
Managements Discussion and Analysis of Financial Condition and Results of Operations - Fiscal Year 2006	17
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	18
The Kiwibox Acquisition	19
The Parties to the Kiwibox Acquisition	19
The Effective Time	19
The Kiwibox Business Acquired	19
Liabilities to be Assumed
Representations and Warranties	19
Covenants	19
Closing Conditions	20
Termination	20
Business and Plan of Operation of the New Company	20
Proposal 2 - Amendment to Certificate of Incorporation to Increase
the Number of Authorized Shares of Common Stock	21
Reasons for the Change to the Company's Common Stock	21
General Effect of the Changes to the Company's Common Stock	22
Proposal 3 - Amendment to Certificate of Incorporation to Change
the Corporate Name of the Company	22
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	23
PRINCIPAL STOCKHOLDERS	24
DIRECTORS, OFFICERS AND SIGNIFICANT EMPLOYEES	25
EXECUTIVE COMPENSATION	26
CORPORATE GOVERNANCE AND CODE OF ETHICS	31
AUDIT COMMITTEE	31
COMPENSATION AND NOMINATING COMMITTEES	31
THE CONSENT PROCEDURE	32
Exhibit A: Agreement and Plan of Reorganization
Exhibit B: Amendment No. 1 to Certificate of Incorporation
Exhibit C: Amendment No. 2 to Certificate of Incorporation
Exhibit D: Company’s annual report on Form 10-KSB for the
fiscal year ended December 31, 2007
Exhibit E: Kiwibox Media, Inc.’s audited financial statements for the fiscal year ended December 31, 2007

INTRODUCTION

MAGNITUDE INFORMATION SYSTEMS, INC.

1250 Route 28
Suite 309
Branchburg, New Jersey 08876

CONSENT SOLICITATION STATEMENT
FOR
THE SOLICITATION OF WRITTEN CONSENTS
FOR THE ACQUISITION OF KIWIBOX MEDIA, INC. AND
ADOPTION OF TWO AMENDMENTS TO THE
CERTIFICATE OF INCORPORATION

This Consent Solicitation Statement (the "Consent Statement") is furnished to the stockholders of MAGNITUDE INFORMATION SYSTEMS, INC., a Delaware corporation (the "Company"), by the Board of Directors in connection with the solicitation by the Company of the written consent of stockholders. The stockholders are being asked to provide their written consent for:

1. The approval of the Company’s acquisition of Kiwibox Media, Inc. by merger with a wholly owned subsidiary of the Company;

2. The approval of an amendment to the Company’s Certificate of Incorporation, increasing the number of shares of common stock, $.0001 par value (the “Common Stock”) which the Company has authority to issue from 300,000,000 to 700,000,000 shares; and

3. The approval of an amendment to the Company’s Certificate of Incorporation, changing the Company’s corporate name to “KiwiAge Enterprises, Inc.”.

A Copy of the Agreement and Plan of Reorganization, pursuant to the principal terms of which the Company will acquire Kiwibox Media, Inc. is attached as Exhibit A to this Consent Statement. We sometimes refer to our acquisition of Kiwibox Media, Inc. through its merger with our wholly-owned subsidiary as the “Acquisition” or “Merger” and the agreement as the “Acquisition Agreement”. A copy of the proposed Amendment to increase the Company’s authorized common stock is attached as Exhibit B. The second Amendment to our Certificate of Incorporation, seeking shareholder approval to change the Company’s corporate name from Magnitude Information System, Inc. to “KiwiAge Enterprises, Inc.”, is attached as Exhibit C. We sometimes refer to these two proposed amendments to our Certificate of Incorporation as the “Amendments”.

The Company intends to distribute this Consent Statement and the accompanying Consent Card commencing on or about June __, 2007, to the holders of record of the Common Stock as of the close of business on May 7, 2007. This date is referred to as the "record date." Written consents of stockholders representing a majority of the outstanding shares of Common Stock at the record date are required to approve the Acquisition and the Amendments.

Only stockholders of record as of May 7, 2007, are entitled to consent, to withhold their consent, or to revoke their consent, to the Amendment. Stockholders are entitled to one vote for each outstanding share of Common Stock held at the record date. As of the record date there were ____________ issued and outstanding shares of Common Stock.

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Consents, once dated, signed, and delivered to the Company, will remain effective unless and until revoked by written notice of revocation dated, signed, and delivered to the Company at the address set forth below on or before June __, 2007.

The Acquisition and the Amendments will be approved if by June __, 2007, the Company holds unrevoked written consents of stockholders approving the Acquisition and the Amendments from a majority of the outstanding shares of Common Stock at the Record Date. Consequently, the withholding of consent, abstentions and the failure to deliver a Consent Card would all have the effect of a vote against approval of the Acquisition and the Amendments. If a stockholder holds his shares in "street name" and fails to instruct his broker or nominee as to how to vote his shares, the broker or nominee may not, pursuant to applicable stock exchange rules, vote such shares and, accordingly, such shares will have the effect of a vote against the Acquisition and the Amendments.

Stockholders are requested to indicate approval of the Acquisition and the Amendments by signing and dating the Consent Card, checking each box on the Consent Card which corresponds to the approval of the Acquisition and for each of the Amendments, and delivering the Consent Card to the Company's transfer agent at the address set forth below. Withholding of consent to the Acquisition and to the Amendments, or abstention with respect to the approval of the Acquisition and the Amendments, may be indicated by signing and dating the Consent Card, checking the box which corresponds to withholding of consent for each of the Acquisition and Amendments or abstention with respect to the approval of each of the Acquisition and Amendments, respectively, and delivering the Consent Card to the Company's transfer agent at the address set forth below.

The principal executive offices of the Company are located at 1250 Route 28, Suite 309, Branchburg, New Jersey 08876, and the telephone number of the Company is (908) 927-0004.

Your written consent is important to us. Questions and answers about how to vote in this Consent Solicitation and how to revoke your written consent are set forth in this Consent Solicitation below under the heading “QUESTIONS AND ANSWERS ABOUT THE ACQUISITION, THE AMENDMENTS AND THIS CONSENT SOLICITATION”.

SUMMARY OF THE TERMS OF THE KIWIBOX ACQUISTION

This summary highlights selected information contained in this Consent Solicitation and the in the Agreement and Plan of Reorganization, dated as of February 19, 2007 (the “Acquisition Agreement”), among us, our wholly owned subsidiary, Magnitude Operations, Inc. ( the “Subsidiary”), Kiwibox Media, Inc. (“Kiwibox”) and the three shareholders of Kiwibox Media, Inc. (the “Kiwibox Shareholders”) concerning our acquisition of Kiwibox through its merger with our Subsidiary. To fully understand the Acquisition and for a more complete description of the terms of the Acquisition, please carefully read this Consent Statement and the Acquisition Agreement, which is attached hereto as Exhibit A, and the other documents described herein.

The Parties to the Acquisition (page 16)

•	Us, our wholly owned subsidiary, Magnitude Operations, Inc., Kiwibox Media, Inc. and the three (3) shareholders of Kiwibox Media, Inc.

Business to be Acquired by our Subsidiary (page 16)

•	All of its assets related to its Kiwibox website business.

Liabilities to be Assumed and or Paid by Us (page 16)

•	Certain liabilities related to the operation of the business to be acquired not to exceed $83,500.

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Acquisition Price For Kiwibox; Stock and Cash (page 12)

We Estimate that we will need between 162,500,000 and 351,500,000 Common Shares to Consummate the Acquisition and the Three Employment Agreements we will sign with the Three Kiwibox Shareholders; this amount includes between 100,000,000 and 120,000,000 Common Shares we will need to privately place with an investor or investors in order to raise the minimum $3.5 million we have committed to invest in the Kiwibox website business and the approximate $2.5 million needed to pay closing expenses and fund our public company operations. These amounts of our Common Shares are issuable in the following parts of our Kiwibox Acquisition:

•
Our Common Stock Issuable in the Acquisition Agreement: Between 30,000,000 and 150,000,000 Common Shares. In exchange for their ownership shares of Kiwibox, we will issue new shares to the three Kiwibox Shareholders. The amount of our common shares we will issue to them will be based upon the value of $1,500,000, divided by the “Market Price” of our publicly traded common stock. The Market Price will be the average sales price of our common stock over for the ten trading day period immediately preceding the Closing. For example, if the Market Price is determined to be $.05 per common share, then we will divide the $1,500,000 value by $.05 and issue a total 30,000,000 common shares to the Kiwibox Shareholders. Similarly, if the Market Price is determined to be $.025 per common share, then we will divide the $1,500,000 value by $.025 and we will issue 60,000,000 common shares to the Kiwibox Shareholders and 150,000,000 common shares if our Market Price falls to $.01. We have agreed that even if our Market Price is determined to be higher than $.05 per common share that we will issue no less than 30,000,000 common shares to the three Kiwibox Shareholders. The three Kiwibox Shareholders will divide our common shares between them based upon their percentage ownership of their Kiwibox shares. Holders of our common shares have the right to vote on all shareholder voting matters.

•
Our Preferred Stock, convertible into our Common Stock: Between 10,000,000 and 50,000,000 Common Shares. We have also agreed to issue a total 43,610 shares of our preferred stock to the three Kiwibox Shareholders.

•	Each share of Series E Preferred Stock will have the following terms:

•	Stated Value. $11.47.

•	No voting rights

•	No dividend rights.

•	Liquidation Preference. on par with all other classes of outstanding preferred shares to the extent of the stated value price.

•	No redemption rights.

•
The 43,610 Shares of Our Preferred Stock are Automatically Convertible into Shares of Our Common Stock. All 43,610 of these preferred shares shall automatically convert into shares of our common stock upon the second anniversary date of the Closing. The amount of our common shares into which these preferred shares will be converted is based upon the value of $500,000, divided by the “Market Price” of our publicly traded common stock. Our Market Price for this conversion will be the average sales price of our common stock over for the twenty trading day period immediately preceding the second anniversary date of the Closing. For example, if the Market Price is determined to be $.05 per common share, then we will divide the $500,000 value by $.05 and convert the 43,610 preferred shares into an aggregate 10,000,000 common shares. If the Market Price is determined to be $.025 per common share, then we will divide the $500,000 value by $.025 and convert the 43,610 preferred shares into an aggregate 20,000,000 common shares, and if $.01 per share, the preferred shares will convert into 50,000,000 common shares. As with our Common Stock we have agreed to issue to the Kiwibox Shareholders, we have agreed that even if our Market Price at the time is determined to be higher than $.05 per common share, the 43,610 preferred shares shall convert into no less than 10,000,000 common shares.

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•	Cash Payment. We have agreed to pay the Kiwibox Shareholders a cash payment of $300,000 at Closing.

Tax Treatment (page 16)

•	Election of Directors. The right to elect, together with the holders of common stock, one member of our board of directors.

•
Protective Provisions. The consent of two of the three Kiwibox Shareholders will be required if  Magnitude or Subsidiary desire (i) to undertake a material acquisition or (ii) sell all or any  material portion of the business of Kiwibox during the two-year period following the closing.

Employment Agreements (page 13)

•
In connection with the Acquisition, we also will enter into Employment Agreements, each having identical terms and provisions, with each of the three Kiwibox Shareholders,  containing the following terms:

•	A two year term.

•	Each shall be paid an annual base salary of $150,000 with the right to earn up to an additional $100,000 cash bonus based upon the business attaining certain goals.

•	Our Common Stock Issuable under the Employment Agreements: Between 22,500,000 and 31,500,000 Common Shares

•
Each shall receive at Closing a stock option grant to purchase up to 7,500,000 shares of  Magnitude common stock, vesting 50% on first anniversary date of Closing and 25% each on the 18 month and second anniversary dates of the Closing, at the exercise price equal to the  public market price on the date of Closing, and a second option grant to purchase up to an additional 1,500,000 Magnitude common shares at the end of each of the two years of their  employment agreements (3,000,000 shares each) if the business attains certain goals.

•	Participation in Magnitude’s medical and health insurance coverage and all employee benefit plans, with paid vacation.

•	Restrictive covenants against competition with the customary pledges of confidentiality.

•	Standard termination rights and legal claims provisions.

$6 million equity private placement (page 13)

•
Our Common Stock Issuable to potential investors in our private placement to raise the minimum $3.5 million we have committed to invest in the Kiwibox website business and to raise the approximate $2.5 million to pay for our Acquisition closing costs as well as to pay for our public company expenses and operations:: Between 100,000,000 and 120,000,000 Common Shares

Our Board of Directors has authorized us to offer to one or more of our business associates with whom we have a pre-existing relationship and who qualify as either an accredited or institutional investor between 100,000,000 and 120,000,000 shares of our common stock to raise the minimum $3.5 million we need in order to close the Kiwibox Acquisition and meet our commitment to invest these funds into the Kiwibox website business over the 18 month period following the closing and to raise the approximate $2.5 million to pay our closing costs and the public company operating expenses over the same 18 month period. We estimate our closing costs for fees due attorneys, accountants, investment bankers, finders, etc., and to pay accrued Company debts to be approximately between $1,000,000 and $1,200,000. Accordingly, if we succeed in raising the aggregate $6.0 million in our private placement, we will have the $3.5 million needed to close the Kiwibox Acquisition, and between approximately $1,300,000 and $1,500,000 to pay our estimated public company and operational expenses for the 18 month period following the closing of the Kiwibox Acquisition. We can not assure shareholders that we will succeed in raising any amount of equity funds in our private placement. If we do not succeed in raising the minimum $3.5 million necessary to close the Kiwibox Acquisition, and the approximate $2.5 million needed to pay the estimated Acquisition closing costs and fund the public company operations, such failure will have a material adverse effect on our financial condition and plan of operations and we will be required to seek to raise additional equity or debt to fund our operations.

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Recommendation of the Company's Board of Directors and Reasons for Acquisition (page 11)

•
Vote FOR the proposal to authorize the Kiwibox Acquisition. The Board believes that the Acquisition is in the best interest of the Company because, among other things, it would provide the Company with a new business opportunity in the social network website industry.

Conduct of Business Following the Acquisition (page 17)

•	Magnitude will devote its management and resources to develop and expand the Kiwibox website business.

Conditions to Completion of the Kiwibox Acquisition, Vote Required to Authorize the Kiwibox Acquisition (page 17)

•	In addition to customary closing conditions,

•	Approval by Magnitude stockholders,

•	Consummation of a private placement of at least $3.5 million to meet our investment obligation to Kiwibox and an estimated additional $1.5 million for operations,

•	Execution of employment agreements with the three Kiwibox Shareholders,

•	Stockholder approval requires a majority of the consent votes entitled to be cast by stockholders in this Consent Solicitation.

•	The Company's Board members and executive officers, who collectively own approximately 4.3% shares of the Company's common stock have indicated that they intend to vote for the Acquisition.

Expenses (page 16)

•
Magnitude has agreed to pay up to $42,500 of legal fees, up to $17,000 of accounting fees and $15,000 of investment banking fees and 2.5% of the shares payable to the Kiwibox Shareholders pursuant to Article 3.2, on behalf of the Kiwibox Shareholders as well a spaying its own costs and  fees associated with the Acquisition.

No Appraisal Rights (page 8)

•	Company stockholders do not have appraisal rights in connection with the Acquisition under Delaware law or the Company's Certificate of Incorporation or Bylaws.

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QUESTIONS AND ANSWERS ABOUT THE ACQUISITION AND THE CONSENT SOLICITATION

Following are some commonly asked questions that may be raised by stockholders and answers to each of those questions.

Why did I receive this Consent Solicitation?

This Consent Solicitation and the enclosed consent card have been sent to the Company's stockholders as of the record date for the solicitation of consents, because the Company's Board of Directors is soliciting their consent in this Consent Solicitation. This Consent Solicitation summarizes the information stockholders need to consent in an informed manner on the proposals to be considered in this Consent Solicitation. Stockholders must complete, sign and return the enclosed consent card in order to vote their shares.

What am I being asked to vote my shares for in this Consent Solicitation?

The Company's stockholders will consider and vote upon the following proposals:

•	Approval of the Acquisition of Kiwibox Media, Inc. through a merger with and into our Subsidiary;

•
Amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of its common stock from 300,000,000 to 700,000,000 in order to provide the estimated number of common shares available to consummate the Acquisition; and

•	Amendment to the Company’s Certificate of Incorporation, changing the Company’s corporate name to “KiwiAge Enterprises, Inc.”

Why are shareholders being asked to approve the Company’s acquisition of Kiwibox Media, Inc. in this Consent Solicitation?

As of the Record Date, the Company had ___________________________ shares of its common stock outstanding, including common shares reserved for issuance under outstanding stock options and warrants. We estimate that we will need between 162,500,000 and 351,500,000 aggregate common shares in order:

•	to issue the $1,500,000 value worth of common shares necessary to consummate the Acquisition (between 30,000,000 and 150,000,000 shares);

•	to issue the common shares required under the employment agreements with the three Kiwibox shareholders (between 22,500,000 and 31,500,000 shares);

•	to issue the common shares into which our $500,000 value worth of preferred shares will convert on the second anniversary of the Closing (between 10,000,000 and 50,000,000 shares), and;

•	to issue the common shares to our potential investors in our private placement to raise $6 million of equity funds (between 100,000,000 and 120,000,000 shares).

Since the Company must increase its authorized common shares in order to meet its common share issuance commitments in the Kiwibox Acquisition, shareholders are required by applicable federal securities laws governing consent solicitations such as this to first approve the Kiwibox Acquisition.

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What is the voting requirement to approve the amendments to the Certificate of Incorporation?

The Amendment to increase our authorized common stock by an additional 400,000,000 shares and to change our corporate name to “KiwiAge Enterprises, Inc.” will be approved if by June __, 2007, the Company holds unrevoked written consents of stockholders approving the Amendments from a majority of the outstanding shares of Common Stock at the Record Date. Consequently, the withholding of consent, abstentions and the failure to deliver a Consent Card would all have the effect of a vote against approval of the Amendments. If a stockholder holds his shares in "street name" and fails to instruct his broker or nominee as to how to vote his shares, the broker or nominee may not, pursuant to applicable stock exchange rules, vote such shares and, accordingly, such shares will have the effect of a vote against the Amendments.

Why is the Company seeking to increase the number of common shares it is authorized to issue?

 Only approximately 5,000,000 shares of common stock have not been issued or reserved for issuance under presently outstanding stock options and warrants. We anticipate that we will issue between 162,500,000 and 351,500,000 common shares to the three Kiwibox shareholders in order to consummate the Acquisition at Closing, to meet our obligations under their employment agreements, to accommodate the conversion of our preferred stock into common shares on the second anniversary of the Closing and to provide the necessary common shares to the potential investor in our private placement. The Company will need no less than approximately 350,000,000 newly authorized common shares for these purposes.

 In addition, the Company believes that an increase in the number of authorized shares of common stock will benefit the Company by providing flexibility to issue common stock for a variety of business and financial objectives in the future without the necessity of delaying such activities for further stockholder approval. These objectives include, but are not limited to, raising additional capital for business operations, current and future employee compensation and benefits and other corporate purposes. The Company anticipates that it may be issuing shares and/or options in the near future to raise additional needed capital, and/or compensate employees and officers. However, other than in connection with the Kiwibox Acquisition and its private placement to raise the $3.5 million for the Kiwibox investment and approximately $2.5 million to pay the estimated Acquisition closing costs and to fund its continuing public company operations, the Company has no current plans to issue any of the shares that would be authorized should this proposal be approved by our stockholders.

How will the increase in the authorized common shares affect my ownership of Company common shares?

Your will not suffer any dilution in the ownership percentage of your common shares as a result of the increase in authorized common shares. However, if and when the Company does issue common shares, whether in connection with the Acquisition, the private placement or otherwise, these issuances will reduce your percentage ownership of the Company, and if issued for less than what you paid for your Company shares, will reduce the value of your Company shares.

In addition to obtaining stockholder consent to the Acquisition and to the proposed Amendments to the Company’s Certificate of Incorporation, how does the Company plan to meet the closing condition of having $3.5 million of equity at Closing to invest in the Kiwibox business?

The Company is in discussions with various potential investors who are business associates of the Company and who qualify as accredited investors to raise the minimum $3.5 million to meet this condition to close the Acquisition. At this date, Magnitude has no understanding, agreement or commitment from any of these potential investors that they will invest any funds with Magnitude. In the event Magnitude has not raised the minimum $3.5 million on or before the Closing date of June 18, 2007, Kiwibox may terminate the Acquisition Agreement.

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What business will the Company conduct after the Kiwibox Acquisition?

The Company intends to further develop and manage the social network Kiwibox website business acquired.

What happens if stockholders do not approve the Kiwibox Acquisition or if the minimum $3.5 million in equity is not raised?

 The Kiwibox Acquisition Agreement will terminate and Magnitude will seek other business opportunities. In such an event, the Company will need immediate funds to maintain its current, reduced level of operations and if it is unable to raise such funds, its financial condition will be materially adversely affected and it may need to further limit or curtail operations.

If approved, when will the Kiwibox Acquisition be completed?

It is expected that the Kiwibox Acquisition will be completed as soon as possible following this Consent Solicitation.

Am I entitled to Appraisal Rights in connection with the Kiwibox Acquisition?

 No. The holders of Company common stock or preferred stock are not entitled to appraisal rights under Delaware General Corporation Law, the Company’s Certificate of Incorporation or the Company’s Bylaws.

What will happen to my shares if the Kiwibox Acquisition is approved?

 The Kiwibox Acquisition will not alter the rights, privileges or nature of the Company’s common stock or preferred stock. A stockholder who owns shares of the Company’s common stock or preferred stock immediately prior to the Kiwibox Acquisition will continue to hold the same number of shares immediately after the Acquisition.

How does the Company’s Board of Directors recommend that I vote for the proposals contained in this Consent Solicitation?

 The Board of Directors recommends that you vote on the attached Consent Card (1) to approve the Kiwibox Acquisition, (2) to approve the increase in the Company’s authorized common shares from 300,000,000 to 700,000,000 common shares and (3) to change the Company’s corporate name to “KiwiAge Enterprises, Inc.”.

Who can sign the Consent Cards?

You can sign the written Consent Card attached to this document and vote your shares if our records show that you owned shares of our common stock as of May 7, 2007. On that date, a total of _____________ shares of common stock were outstanding and entitled to vote by written consent in this solicitation of written consent. Each stockholder is entitled to one vote for each share of common stock held by such stockholder. The enclosed Consent Card shows the number of shares you can vote.

How do I vote my shares in this Consent Solicitation?

Follow the instructions on the enclosed Consent Card to vote on each proposal to be considered in this Solicitation Statement. Sign and date the Consent Card and mail it to Securities Transfer Corporation, 2591 Dallas Parkway, Suite 102, Frisco, Texas 75034, Attention: Proxy Department, in the enclosed envelope.

Can I change my vote after I return my Consent Card?

Yes. At any time before June __, 2007, you can change your vote either by giving us a written notice revoking your Consent Card or by signing, dating, and returning to us a new Consent Card. We will honor the Consent Card with the latest date.

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What do I do if my shares are held in “street name”?

If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

What does it mean if I get more than one Consent Card?

It means you hold shares registered in more than one account. Sign and return all Consent Cards to ensure that all your shares are voted.

How many votes do I have?

 Stockholders who owned the Company’s common shares as of the close of business on May 7, 2007 are entitled to vote on the three matters identified in this Consent Solicitation. Each common share is entitled to one vote per share.

What vote is required to approve three proposals?

The Kiwibox Acquisition

The affirmative vote of a majority of the votes entitled to be cast by the holders of the Company’s outstanding common shares on the record date is required to consummate the acquisition of Kiwibox Media, Inc. through its merger with our Company subsidiary.

The Amendment to the Certificate of Incorporation, increasing the authorized common shares

The affirmative vote of a majority of the votes entitled to be cast by the holders of the Company’s outstanding common shares on the record date is required to increase the Company’s authorized common shares from 300,000,000 to 700,000,000 common shares.

The Amendment to the Certificate of Incorporation, changing our corporate name

The affirmative vote of a majority of the votes entitled to be cast by the holders of the Company’s outstanding common shares on the record date is required to change our corporate name to “KiwiAge Enterprises, Inc.”

Members of the Company’s Board of Directors and executive officers who collectively own 9,027,929 common shares, approximately 4.3% of the outstanding shares, have indicated that they intend to vote their consent cards for (1) the Acquisition of Kiwibox, (2) for the Amendment to our Certificate of Incorporation, increasing the authorized common shares from 300,000,000 to 700,000,000 common shares and (3) for the Amendment to or Certificate of Incorporation, changing our corporate name to “KiwiAge Enterprises, Inc.”

How are votes counted?

Only signed, dated and delivered Consent Cards will be accepted and counted on June __, 2007, approving, withholding of consent or abstention on the two proposed Amendments to the Company’s Certificate of Incorporation. A Consent card which has been signed, dated and delivered to our transfer agent without indicating approval, withholding of consent, or abstention will constitute a consent to the Amendments.

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Section 228 of the General Corporation Law of the State of Delaware states that, unless otherwise provided in the certificate of incorporation, any action that may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and those consents are delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which the proceedings of meetings of stockholders are recorded. The Company's Certificate of Incorporation contains no provision or language in any way limiting the right of stockholders of the Company to take action by written consent.

Only stockholders of record as of May 7, 2007, are entitled to consent, to withhold their consent, or to revoke their consent, to the Amendments. Stockholders are entitled to one vote for each outstanding share of Common Stock held at the record date. As of the record date there were _______________  issued and outstanding shares of Common Stock.

Consents, once dated, signed, and delivered to the Company, will remain effective unless and until revoked by written notice of revocation dated, signed, and delivered to the Company at the address set forth below on or before June __, 2007.

Who pays for this consent solicitation?

Magnitude does. In addition to sending you these materials, some of our directors and employees may contact you by telephone, by mail, or in person. None of our directors or employees will receive any extra compensation for any such solicitation.

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Proposals to Stockholders

Proposal No. 1
The Acquisition of Kiwibox

Background of the Kiwibox Acquisition

During fiscal year 2006, management determined to seek a business opportunity for the Company and its shareholders. In early November, a representative of the New York investment bank, Southridge International, Inc., contacted management and a meeting was scheduled to introduce the principals of a social networking website known as Kiwibox.com. A meeting between Company management and the Kiwibox principals took place at the offices of Southridge in New York City and initial discussions exploring a potential business combination ensued.

Following a series of meetings and further negotiations, the three principals of Kiwibox and the Company signed a confidential Letter of Intent on January 5, 2007, pursuant to which the parties agreed to a proposed structure of a business combination between the two companies, agreed upon the terms of employment agreements for the three Kiwibox shareholders and to draft and execute a definitive agreement as soon as practicable.

Thereafter, Company and Kiwibox management began financial and legal due diligence reviews of each other’s business and organization. With the assistance of Kiwibox counsel, the parties began drafting the definitive agreement. On February 16, 2007, the Company’s Boartd of Directors unanimously approved the proposed transactions between the Company and Kiwibox. On February 19, 2007, the Company, Kiwibox Media, Inc. and the three Kiwiobox shareholders executed and delivered an Agreement and Plan of Reorganization which contained as an exhibit, the agreed upon terms and provisions of employment agreements for each of the three Kiwibox shareholders.

The Board of Directors of the Company considered the business and financial aspects of the Agreement and Plan of Reorganization and determined that the Kiwibox Acquisition was in the best interests of the Company and its shareholders.

In making its determination, the Board considered the following factors:

•
The Company’s ergonomic software business had not generated sales and revenues sufficient to  support its continuing operations and continues to require the raising of additional equity capital  to fund its operations:

•
The Acquisition of Kiwibox would provide the Company and its shareholders with the opportunity to acquire and expand a product in the growing social networking website industry and provide the Company with, perhaps, a better platform with which to raise equity capital;

•
The Kiwibox.com website was a functional platform, already generating some revenue while the two other business opportunities that the Board reviewed and considered in early 2007 would have required further development before they could have been launched, and;

•
The Company was in preliminary discussions with several of its ex-employees about licensing its line of ergonomic software products and assuming all customer support operations, which discussions, in fact, materialized with the execution and delivery of a certain License and Client Software Support Agreement with Imminent Technologies, LLC ("IMT"), pursuant to the principal terms of which, the Company appointed IMT as a non-exclusive licensee/reseller for its suite of ergonomic software products and as the exclusive provider of support services to the Company's current customers with service contracts.

After considering all of the above factors, the Board unanimously determined that the Kiwibox Acquisition was in the best interests of the Company and its shareholders.

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Based upon the foregoing, the Company’s Board recommends a vote for the Acquisition of Kiwibox on the enclosed Consent Card.

If the Company fails to get the shareholder’s approval for the Kiwibox Acquisition, our subsidiary will not merge with Kiwibox Media, Inc. and the acquisition will not occur. The holders of the Company’s common stock are not entitled to appraisal rights under the Delaware General Corporation Law, the Company’s Certificate of Incorporation or its Company’s Bylaws.

Members of the Company’s Board of Directors and its officers who own an aggregate 9,027,929 common shares, representing an aggregate approximate 4.3% of the shares outstanding, intend to vote these shares in favor of the Kiwibox Acquisition.

The Board of Directors, in making its decision to pursue the Kiwibox Acquisition, did not have the financial resources with which to hire an independent investment bank or other financial institution to do a due diligence review of the Kiwibox website and business and render an opinion on the value and fairness of the acquisition price to the shareholders the Company. Company management negotiated the best terms available for the Kiwibox Acquisition and did not rely upon any third party to advise them in the negotiations. Although Kiwibox and its three shareholders were represented and continue to be represented by the investment bank of Southridge International, Inc. of New York, the Company and its Board were not, nor are they now, represented by any investment bank.

The Kiwibox Acquisition Price: Stock, Cash, Employment Agreements
and Stock to Potential Investors

•  Company Cash Payment to the Kiwibox Shareholders as part of the Acquisition Price:

The Company will pay the Kiwibox shareholders an aggregate cash payment of $300,000 at Closing.

•  Company Common Stock to be Issued as part of the Acquisition Price:

The Company will pay the Kiwibox shareholders at Closing a number of Company common shares equivalent to an aggregate $1,500,000 in value, based upon the Company’s common stock “Market Price”. Market Price is the average price of our common stock sold during the 10 trading days preceding the Closing. For example, if the Market Price is determined to be $.05 per common share, then we will divide the $1,500,000 value by $.05 and issue a total 30,000,000 common shares to the Kiwibox Shareholders. Similarly, if the Market Price is determined to be $.025 per common share, then we will divide the $1,500,000 value by $.025 and we will issue 60,000,000 common shares to the Kiwibox Shareholders and 150,000,000 common shares if our Market Price falls to $.01. We have agreed that even if our Market Price is determined to be higher than $.05 per common share that we will issue no less than 30,000,000 common shares to the three Kiwibox Shareholders. The three Kiwibox Shareholders will divide our common shares between them based upon their percentage ownership of their Kiwibox shares. Holders of our common shares have the right to vote on all shareholder voting matters.

•  Company Preferred Stock to be Issued as part of the Acquisition Price:

In addition, the Company will issue to the three Kiwibox Shareholders at the closing an aggregate 43,610 Shares of preferred stock that are automatically convertible into shares of Company common stock upon the second anniversary date of the Closing. The amount of our common shares into which these preferred shares will be converted is based upon the value of $500,000, divided by the “Market Price” of our publicly traded common stock. Our Market Price for this conversion will be the average sales price of our common stock over for the twenty trading day period immediately preceding the second anniversary date of the Closing. For example, if the Market Price is determined to be $.05 per common share, then we will divide the $500,000 value by $.05 and convert the 43,610 preferred shares into an aggregate 10,000,000 common shares. If the Market Price is determined to be $.025 per common share, then we will divide the $500,000 value by $.025 and convert the 43,610 preferred shares into an aggregate 20,000,000 common shares, and if $.01 per share, the preferred shares will convert into 50,000,000 common shares. As with our Common Stock we have agreed to issue to the Kiwibox Shareholders, we have agreed that even if our Market Price at the time is determined to be higher than $.05 per common share, the 43,610 preferred shares shall convert into no less than 10,000,000 common shares. We will, therefore, issue aggregate common shares for these issuances ranging from an aggregate minimum 40,000,000 shares, if our Market Price is $.05 per share or higher, and possibly up to an aggregate 200,000,000 shares, if our Market Price is $.01 per share.

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•  Company Cash and Stock Payments Through Employment Agreements

As part of the Acquisition agreement, the Company has agreed to execute and deliver employment agreements with each of the three Kiwibox Shareholders at the Closing. These employment agreements cover a term of two (2) years and pay each Kiwibox Shareholder an annual base salary of $150,000. In addition, the Company has agreed to pay each an annual bonus if certain business goals are met. The Company agreed to pay each a $100,000 bonus if the Kiwi Business has received no less than an average 215,000 “Unique Visitors” during either the 10th, 11th or 12th month of the first year of the term or achieved no less than $316,000 in gross revenues within the 12 moth period following the Closing. Alternatively, the Company agreed to pay each a $50,000 bonus if the Kiwi Business has received at least an average 175,000 but less than an average 215,000 “Unique Visitors” during either the 10th, 11th or 12th month of the first year of the term or at least $237,000 in gross revenues but less than $316,000 within the 12 moth period following the Closing. A “Unique Visitor” is a person who visits a Kiwibox website during any month during the term. For the second year of their employment agreements, the Company has agreed to pay each a $100,000 bonus if the Kiwi Business has received no less than an average 550,000 Unique Visitors during either the 22nd, 23rd or 24th month of the second year of the term or attained $1,961,000 in gross revenues, or a bonus of $50,000 each if the Kiwi Business has received at least an average 415,000 but less than an average 550,000 Unique Visitors during either the 22nd, 23rd or 24th month of the second year of the term or attained at least $1,500,000 in gross revenues but less than $1,961,000. Each Kiwibox Shareholder will receive a stock option to purchase up to 7,500,000 shares of our common stock at an exercise price equal to our stock Market Price as also determined by the 20-trading day average price preceding the Closing which shall vest and be exercisable by the Kiwibox Shareholders, 50% on the first anniversary date of the Closing, 25% 18 months after the Closing and 25% on the second anniversary of the Closing. Each may also earn a performance stock option to purchase up to an additional 3,000,000 shares of our common stock, 1,500,000 of which options shall vest and be exercisable by the Kiwibox Shareholders after the first anniversary date of the Closing if the Kiwi Business has received no less than an average 215,000 Unique Visitors during either the 10th, 11th or 12th month of the first year of the term or achieved $316,000 in gross revenues during the first year, and the balance, or 1,500,000 options shall vest and be exercisable by the Kiwibox Shareholders after the second anniversary date of the Closing if the Kiwi Business has received at least an average 550,000 Unique Visitors during either the 22nd, 23rd or 24th month of the second year of the term or achieved $1,961,000 in gross revenues during the second year of the agreements. The exercise prices for these stock options shall be the average sales price of the Company’s common stock during the 20-trading days preceding the Closing.

Each of the three employment agreements for each of the three Kiwibox Shareholders contain identical terms and provisions and provide that each will be entitled to participation in Company’s medical and health insurance coverage and all employee benefit plans, with paid vacations. These agreements also contain restrictive covenants against competition with the customary pledges of confidentiality, termination rights and legal claims provisions. Please refer to the copy of the employment agreement attached as Exhibit E to the Kiwibox Acquisition Agreement, attached as Exhibit A to this Consent Statement.

Kiwibox Acquisition Investment: $3,500,000 and Closing Costs/Public Company Operations: $2,500,000

The Minimum $3.5 million Kiwibox Investment

In order to close the Kiwibox acquisition, we must raise a minimum $3,500,000 in equity funds we have committed to invest in the Kiwibox business over the 18 month period following closing The Company’s Board of Directors has authorized a private placement of between 100,000,000 and 120,000,000 common shares in order to raise the $6 million for these purposes. Company officers and directors are in discussions with some of our business associates and shareholders who are accredited investors and with whom the Company has pre-existing business relationships in connection with the private placement. As of this date, we have no understandings, agreements or contracts with any potential investor to provide any amount of these private placement funds. If we can not raise the minimum $3.5 million in equity funds by Closing, the Kiwibox acquisition will not take place.

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The $2.5 Million to Pay the Kiwibox Acquisition Costs and Fund our Public Company Operations

In addition to the minimum $3.5 million we seek to raise in our private placement to fund our investment commitment to the Kiwibox business, we are seeking to raise an additional $2.5 million to pay for the Acquisition closing costs, estimated to be between $1,000,000 and $1,200,000, as well as provide funds to pay for the public company operations for the same 18 month period following closing.

We anticipate that our Acquisition closing costs, ranging between $1,000,000 and $1,200,000, will pay for the following estimated fees: attorneys’ fees ($150,000 to $200,000), accountant’s fees ($100,000 to $150,000), investment banker’s/consultants’ fees ($150,000 to $250,000), finders’ fees ($600,000). We estimate that our costs to fund certain of the operations of the public company over the 18 month period following the closing of the Kiwibox Acquisition will be approximately between $1,300,000 and $1,500,000. Following the closing of the Kiwibox Acquisition, we expect to negotiate an employment agreement with our current President and Chief Executive Officer, Edward Marney.
We have had preliminary discussions with Mr. Marney concerning his continued service to the Company following the Kiwibox Acquisition, and Mr. Marney has given the Company his commitment to do so, subject to negotiating an employment agreement satisfactory to both parties. Following the negotiation of an employment agreement with Mr. Marney, we expect him to devote all of his time to the development of the Kiwibox business. We have reached an agreement in principle with Mr. Eric Brahms, to employ him for three years as our Senior Vice President of Operations, at a base annual salary of $150,000 and we intend to finalize an employment agreement with Mr. Brahms in the near future. Mr. Brahms is currently serving as a consultant to the Company, devoting his time to the planning and development of the Kiwibox website business. Following the Kiwibox Acquisition, we intend to pay at least one-half of the cash compensation due to Edward Marney and Eric Brahms out of the $3.5 million we intend to invest in the Kiwibox business during the 18 month period following closing. We do not have employment agreements with any other persons.

Accordingly, the $1,000,000 to $1,200,000 in funds dedicated to certain of the public company expenses and operations during the 18 month period following the closing are estimated to be applied for: one-half of the salary and benefits for the Chief Executive Officer/President ($87,500 to $125,000 per year) and for our Senior Vice President of Operations, Eric Brahms ($75,000 to $87,500); full salary and benefits for our Chief Financial Officer ($125,000 to $135,000); full salary and benefits for one administrative person ($50,000 to $60,000); all audit fees for auditor ($50,000 to $75,000); all attorneys’ fees ($150,000 to $200,000); medical/insurance plan for these four persons ($25,000 to $30,000) with working capital/ miscellaneous ($104,000 to $87,500).

The Company can not provide any assurances to shareholders that it will be able to identify a source or sources for these equity funds or if such sources are identified, that such equity funds can be obtained by the Company on terms that it is currently offering: between 100,000,000 and 120,000,000 common shares.

Closing: on or about June 15, 2007

Although originally scheduled for on or before March 31, 2007, we have agreed with Kiwibox to extend the prospective date of Closing to on or before June 15, 2007. This means that if we do not receive shareholder approval to all three of the matters discussed in this Consent Solicitation and successfully raised the minimum $3.5 million for the Kiwibox investment on or before June 15, 2007, the Kiwibox principals may terminate the Acquisition Agreement. If the Kiwibox acquisition is terminated, the Company will have to immediately raise funds to sustain its limited operations, in which case, the Company’s financial condition and plan of operations would suffer a material adverse effect, potentially requiring the Company to curtail operations.

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Conduct of Business Following the Closing

Assuming the Company obtains shareholder approval on the three matters discussed and presented in this Consent Solicitation and successfully raises the minimum $3,500,000 necessary to make the investment in Kiwibox and the $2.5 million necessary to fund the Acquisition closing costs and certain of the public company operating expenses, the Company anticipates working with the Kiwibox principals to further develop the content and market the offerings of the Kiwibox website.

Financial Statements and Selected Financial Data

Please see audited financial statements for the Company’s fiscal year ended December 31, 2006 contained in the Company’s annual report on Form 10-KSB attached as Exhibit D.

Selected Pro-Forma Financial Data

MAGNITUDE INFORMATION SYSTEMS, INC. PRO FORMA CONSOLIDATED BALANCE SHEET

The following unaudited pro forma combined balance sheet, and statement of operations as of December 31, 2006, is based on the historical financial statements of the Company and the Subsidiary and gives effect to the pro forma adjustments described herein as though the Agreement and Plan of Reorganization had been consummated at December 31, 2006.

The unaudited pro forma combined balance sheet should be read in conjunction with the notes thereto and with the historical financial statements of the Company, as filed in its annual report on Form 10-KSB for the year ended December 31, 2006 , included in Exhibit D attached hereto. The unaudited pro forma combined balance sheet is not necessarily indicative of the Company's combined financial position that would have been achieved had the Agreement and Plan of Reorganization been consummated at December 31, 2006.

Unaudited Pro Forma Balance Sheet of Magnitude Information Systems, Inc.
December 31, 2006

	Magnitude Information Systems, Inc.	Kiwibox Media, Inc.	Capital Raise Magnitude )1		Stock Issued to Kiwibox Stockholders )2,3		Elimination in Merger		Pro Forma Balance Sheet

Assets
Current Assets
Cash and cash equivalents	$81,307	$1,322		$3,500,000	$		$		$3,582,629
Accounts receivable	66	20,568							20,634
Prepaiid expenses	39,789								39,789
Miscellaneous receivables		3,000							3,000
Total Current Assets	121,162	24,890		3,500,000		0		0	3,646,052
Property and Equipment, net	10,076	3,500							13,576
Other Assets	37,890	3,224							41,114
Total Assets	$169,128	$31,614		$3,500,000		$0		$0	$3,700,742

Liabilities and Stockholders' Equity (Deficiency)
Current Liabilities
Accounts payable and accrued expenses	$466,746	$26,798	$		$		$		$493,544
Deferred revenue	102,829								102,829
Dividends payable	341,168								341,168
Notes payable	442,450								442,450
Current maturities of long-term debt	33,529								33,529
Derivative liability for options and warrants	1,190,452								1,190,452
Other current liabilities	97,439	26,383							123,822
Total Liabilities	2,674,613	53,181		0		0		0	2,727,794

Stockholders' Equity (Deficiency)
Common stock	22,424	469		7,000		4,286		(469)	33,710
Treasury stock		(3,236)						3,236	0
Preferred convertible stock	110					44			154
Additional paid-in capital	33,112,773	46,431		3,493,000		(4,330)		(2,767)	36,645,107
Retained earnings	(35,640,792)	218,598							(35,422,194)
Stockholders' loans		(283,829)							(283,829)
Total Stockholders' Equity (Deficiency)	(2,505,485)	(21,567)		3,500,000		0		0	972,948

Total Liabilities and Stockholders' Equity (Deficiency)	$169,128	$31,614		$3,500,000		$0		$0	$3,700,742

1)	Assumes placement at $0.05 /share
2)	Assumes average market price of $0.035 /share (average of ten trading days preceeding December 31, 2006) for 42,857,143 shares
3)	Issuance of 43,610 preferred shares, par value $0.001

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Unaudited Pro Forma Income Statement of Magnitude Information Systems, Inc.
For the Year Ended December 31, 2006

	Magnitude
	Information Systems, Inc.	Kiwibox Media, Inc.		Pro Forma Balance Sheet

Revenues	$47,701	$107,153		$154,854
Cost of Sales	145,496			145,496

Gross Profit	(97,795)	107,153		9,358

Selling, general and administrative expenses	2,035,997	149,781		2,185,778
Stock-based compensation	1,583,075			1,583,075
Loss from Operations	(3,716,867)	(42,628)		(3,759,495)

Other Income (Expense)
Interest Income	20	12,903		12,923
Interest expense	(326,744)			(326,744)
Other income	294,898			294,898
Other expense	(180,309)			(180,309)
Total Other Income (Expense)	(212,135)	12,903		(199,232)

Income before Income Taxes	(3,929,002)	(29,725)		(3,958,727)

Benefit from (Provision for) Income Tax	33,740	(600)		33,140

Net Loss	$(3,895,262)	$(30,325)		$(3,925,587)

Dividends on Preferred Shares	(578,464)			(578,464)
Net Loss applicable to Common Shareholders	$(4,473,726)	$(30,325)		$(4,504,051)

Net Loss per Common Share	$(0.026)	$(0.001)		$(0.021)
Weighted Average of Common Shares Outstanding	170,692,731	42,857,143	)1	213,549,874

1)	Converting the 46,900 shares of Kiwibix common stock into Magnitude common stock (see Note 2 to Pro Forma Balance Sheet)

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Accounting Treatment

The Company is taking the position that the merger of Kiwibox Media, Inc. with and into the Company’s subsidiary and the exchange of Kiwibox shares for Company shares should qualify as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended.

Management’s Discussion and Analysis of Financial Condition and Results of Operations - Fiscal Year 2006.

We are providing the following disclosures to shareholders concerning, among other information, a discussion of our financial results of our operations for the fiscal year ended December 31, 2006. Except for our update of the “Subsequent Events -Fiscal Year 2007” paragraph below, these disclosures are also contained in our Form 10-KSB for the fiscal year ended December 31, 2006, a copy of which is attached to this Consent Statement as Exhibit D.

Results of Operations for the Year Ended December 31, 2006

For the year ended December 31, 2006, the Company had revenues of $47,701 compared to $189,552 in 2005. Revenues consisted almost entirely of charges for maintenance and support services.

Gross profits amounted to negative $97,795. Gross profits were burdened with a fixed charge for amortization of certain proprietary software assets. Such software assets underlie the Company’s products and were being amortized on a straight line over 10 years, resulting in a level charge of approximately $13,000 per month to cost-of-goods-sold. After deducting selling -, research -, and general and administrative expenses of $3,619,072 compared to the $2,448,509 recorded in 2005, the Company realized an operating loss of $3,716,867 compared to an operating loss of $2,410,670 in 2005. A large portion of such SG&A expenses is attributable to non-cash charges in connection with the valuation at market price of the underlying stock, of securities issued in connection with settlement agreements reached with a shareholder who was a former officer of the Company, and with the former president and CEO, which together amounted to $632,677. In addition, securities valued at approximately $950,000 were issued as compensation to consultants. Non-operating income and expenses included $326,744 net interest expense (including $291,762 of amortization of debt discounts due to recognition of a derivative conversion option, beneficial conversion features and detachable warrants issued with the debt), $102,762 income in connection with the change in fair value of a derivative conversion option on convertible debt, a charge of 174,954 for the impairment of software intangibles, and income of $192,136 from recording the change in fair value of derivative options and warrants reclassified as liabilities. The Company also realized a credit of $33,740 from the sale of net loss carry-forward tax credits pursuant to the New Jersey Emerging Technology and Biotechnology Financial Assistance Act. The year concluded with a net loss of $3,895,262. After accounting for dividends accrued and discounts on outstanding preferred stock which totaled $578,464 the net loss applicable to common shareholders was $4,473,726or $0.03 per share, compared to a loss of $2,341,492 or $0.02 per share for the previous year.

Liquidity and Capital Resources

In the absence of cash flow from operations, required working capital to finance ongoing operations was supplied primarily from new equity capital. The Company recorded $1,218,500 in new equity funding in the form of cash. The Company also assumed new private debt in the amount of approximately $440,000.

At December 31, 2006, the deficit in working capital amounted to $2,553,451 as compared to $1,016,230 at December 31, 2005. Stockholders’ equity showed an impairment of $2,505,485 at the end of the year, compared to an impairment of $664,381 at the beginning of the year. The negative cash flow from operations totaled $1,589,089 and was substantially financed by new debt and equity which was obtained through private placements. The new equity placements were consummated by issuance of common stock and warrants to accredited private investors in the United States. Details of such transactions can be found in the “Changes and Issuance of Securities” sections in the Company’s reports on Form 10-QSB during the year, as well as in the pertinent section of this report. During 2006, the Company had filed amendments to four previously filed registration statements on Form SB-2, all of which covered common shares directly issued as well as common shares underlying the previously issued convertible preferred stock and warrants, in connection with these and prior financing transactions. These filings were made on behalf of certain investors in the Company’s equities and proceeds of any sales of such registered securities will accrue entirely to such investors. The filings will shortly be updated with the current financial statements and forwarded to the Securities and Exchange Commission for review.

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At the time of this submission, the Company had no bank debt. At December 31, 2006 its short-term liabilities, aside from trade payables and accruals, consisted of certain notes and loans aggregating approximately $442,450. Accruals include $341,168 unpaid dividends on outstanding preferred stock. Such dividends will be paid only if and when capital surplus and cash-flow from operations are sufficient to cover the outstanding amounts without thereby unduly impacting the Company’s ability to continue operating and growing its business.

Current cash reserves and net cash flow from operations expected during the near future are inadequate when measured against present and anticipated future needs. In order to remedy the resulting liquidity constraints and address any “going-concern” issues, management, during the third quarter, had drastically reduced staff and the level of on-going cash outlays for operations. In addition, management is currently negotiating with several financing sources with the goal of obtaining commitments for further investments in form of debt or equity capital, to be funded during the upcoming quarter. There can be no assurance, however, that these negotiations will lead to the desired outcome.

Subsequent Events - Fiscal Year 2007

In August and December, 2006, we negotiated a termination agreement and debt conversion agreements, respectively, with our founder, Steven Rudnik, resulting in Mr. Rudnik’s departure from the Company and the conversion of approximately $125,000 due him under the terms of a note and prior agreements into 6,250,000 common shares and 3,125,000 five-year warrants, exercisable at $.05 per share. As a result, Ed Marney assumed the role of President and management recommended to the Board of Directors That the Company seek a new business opportunity. The Board of Directors determined it was in the best interests of the Company and its shareholders to scale-down its operations and staff during the third quarter of 2006 in order to decrease overhead. During 2006 we terminated seven employees and reduced our monthly cash expenses from the level at the beginning of the year by approximately $140,000 per month to approximately $60,000 per month during the fourth quarter.

In December, 2006, an investment banker introduced the owners of a social networking website known as Kiwibox.com to management. Following a period of mutual due diligence, the parties signed an Agreement and Plan of Reorganization on February 19, 2007, pursuant to the principal terms of which the Kiwibox business, owned by the corporation Kiwibox Media, Inc., will merge with our subsidiary and we will issue to the three owners of Kiwibox common stock and preferred stock, the number of which shall be based upon an aggregate value of $2,000,000, a $300,000 cash payment at closing and delivery to each of the three Kiwibox owners a two-year employment agreement that will pay each a base salary of $150,000 and stock options to purchase 7,500,000 common shares, vesting over a two-year period, with the ability to earn additional cash and stock bonuses based upon the attainment of certain business goals. The closing of the transaction with Kiwibox is scheduled to occur on or before June 15, 2007, and is subject, among other usual due diligence contingencies, to our having raised a minimum $3.5 million in cash by closing which we have promised to invest in Kiwibox in the 18-month period following closing. See “Summary of Acquisition Merger” and other disclosures in this Consent Statement for a more detailed description of our transactions with Kiwibox and its shareholders.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Magnitude has made no changes in nor has had any disagreements with the its independent auditors during the last two years.

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The Kiwibox Acquisition

The Parties to the Kiwibox Acquisition

The parties to the Kiwibox acquisition will be the Company, its wholly owned subsidiary, Magnitude Operations, Inc., Kiwibox Media, Inc. and the three Kiwibox shareholders.

The Effective Time

The Kiwibox acquisition will become effective promptly following the shareholder’s approval of the Kiwibox acquisition and the filing of the proposed Amendments to our Certificate of Incorporation, increasing our authorized common shares and changing our corporate name to KiwiAge Enterprises, Inc. with the Secretary of State, State of Delaware.

The Kiwibox Business Acquired

We are acquiring Kiwibox’s social networking website business through a merger and the Company will own all of the assets associated with Kiwibox’s business once the merger is consummated. The Kiwibox assets that we will acquire include the domain name of Kiwibox, all of its proprietary trade secrets, all of its software and methodologies and all aspects of the Kiwibox website.

The Agreement and Plan of Reorganization provides that the Company will assume the following liabilities of Kiwibox:

1. Kiwibox Legal Fees due Barton, Barton & Plotnik, LLP, up to $42, 500

2. Kiwibox Accounting Fees due J.H. Cohn up to $17,000

3. Kiwibox Investment Banking Fees due Southridge Investment Group, LLC of $15,000 and 2.5% of the stock transferable to the Kiwibox Shareholders pursuant to Article 3.2 hereof.

4. Up to $9,000 of Kiwibox American Express charges if related to business

Representations and Warranties

The Acquisition Agreement contains the customary representations and warranties by the parties, including representations and warranties regarding the following: (i) organization; (ii) authority with respect to the Acquisition Agreement; (iii) accuracy of financial statements; (iv) absence of litigation; and (v) consents and approvals and absence of violations of or conflicts with certain laws and agreements.

Covenants

The Acquisition Agreement contains customary covenants by the parties, including cooperation with the each other’s agents, full and reasonable access to documents, to operate their respective businesses in the ordinary course, not to solicit to engage in a similar transaction with any other party and during the two-year period following the closing, Magnitude covenants not to engage in any material acquisition or dispose of any material assets without the consent of at least two of the three Kiwibox Shareholders.

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Closing Conditions

Conditions to Closing the Agreement with Kiwibox

The Acquisition Agreement is subject to the prior satisfaction or waiver of certain customary conditions and additional conditions, including:

•	that the respective representations and warranties of the parties contained in the Acquisition Agreement shall be true in all material respects as of the closing;

•	Kiwibox shall have delivered to Magnitude audited financial statements for its two fiscal years ended December 31, 2006 and 2005;

•
that the Company’s shareholders must approve the Kiwibox Acquisition and the Amendment to our Certificate of Incorporation, increasing our authorized common shares from 300,000,000 to 700,000,000 shares;

•	that Magnitude have $3,500,000 in funds available at the closing for its commitment to invest these monies into the Kiwibox business over the 18-month period following the Closing;

If any of the conditions to closing are not satisfied on or before June 15, 2007, the scheduled closing date, either the Company or Kiwibox may terminate the Agreement, in which case there shall be no liability or claims against any party.

Termination

The Acquisition Agreement may be terminated by the mutual consent of the parties, or by any party if a party breaches a covenant or fails to meet and does not waive a condition of closing.

Business and Plan of Operation of the New Company

Prior to the Kiwibox acquisition, the sole activities of our wholly owned subsidiary, Magnitude Operations, Inc., will have been to organize and enter into the Agreement and Plan of Reorganization. Following the Kiwibox acquisition, Magnitude Operations, Inc., into which Kiwibox Media, Inc. will have merged, will be to conduct the social networking website business previously conducted by Kiwibox Media, Inc. The Company with the three Kiwibox shareholders as new management team members, will develop and effectuate a business plan to expand the content and membership of the Kiwibox.com website.

Initially, the Kiwibox business will be funded by the $3,500,000 the Company is committed to raise as a condition to close the Kiwibox Acquisition. If these funds are raised and the Kiwibox Acquisition is consummated, Company management believes that these funds will be sufficient to sustain operations for at least the next 12 months, and probably for the first 18 months. In the event, however, that additional funds are needed, no assurances can be given that the Company will be able to find a source or sources for such additional funds or if identified, whether such funds can be obtained on terms and conditions that are favorable or even commercially reasonable.

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PROPOSAL 2
AMENDMENT TO CERTIFICATE OF  INCORPORATION TO INCREASE
THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Company's Board of Directors has unanimously adopted, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 300,000,000 shares to 700,000,000 shares.

A copy of the amendment to the Company’s Certificate of Incorporation, containing the above change is appended as Exhibit B to this Consent Solicitation.

Reasons for the Change to The Company’s Common Stock

As of May 7, 2007, the Record Date, the Company had ______________________ shares of issued and outstanding Common Stock, 12,107,408 outstanding stock options, 51,290,000 outstanding common stock purchase warrants, 93,190 preferred shares convertible into 757,198 common shares. If all the outstanding stock options, common stock purchase warrants and convertible preferred shares were exercised and/or converted by their holders an additional ______________ common shares would be outstanding; this would represent an approximate 30% increase in our outstanding common shares.

In connection with the acquisition of Kiwibox and the employment agreements with the three Kiwibox Shareholders, we are committed to issue at the closing, during the between a minimum 162,500,000 and up to an estimated maximum 351,500,000 common shares and stock options:

•	Between 30,000,000 and 150,000,000 Common Shares for the Acquisition;

•	Between 10,000,000 and 50,000,000 Common Shares as a result of the automatic conversion of our preferred stock on the second anniversary date of the closing;

•	Between 22,500,000 and 31,500,000 Common Shares from exercise of stock options under their employment agreements, and;

•
Between 100,000,000 and 120,000,000 Common Shares issuable to the potential investors in our private placement, seeking to raise the minimum $3,5 million for the Kiwibox investment and  the $2.5 million for the Acquisition closing costs and to fund certain public company operations.

The foregoing is only a summary of the terms and provisions of the Acquisition Agreement and the employment agreements. Shareholders should review these documents in their entirety for a full understanding of these terms and provisions, copies of which are attached and included in this Consent Statement as Exhibit A. (see “Summary of Terms of Acquisition”).

In connection with our private placement to raise the minimum $3.5 million to meet our investment commitment in connection with the Kiwibox Acquisition and the $2.5 million to pay Acquisition costs and fund certain public company operating costs, through the sale of between 100,000,000 and 120,000,000 common shares as authorized by our Board of Directors, meeting this projected share requirement would require using authorized but unissued common shares.

In addition, we believe that by increasing our authorized shares of common stock the Company will benefit by providing flexibility to issue common stock for a variety of future business and financial objectives without the necessity of delaying these actions in order to obtain further shareholder approval. These objectives include, but are not limited to raising additional equity capital for acquisitions and to provide for future compensation to officers, directors and employees and for other corporate purposes.

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General Effect of the Changes to Our Common Stock

Shareholders will not realize any dilution in their percentage of ownership of the Company or in their voting rights as a result of shareholder approval to increase our authorized common shares. However, shareholders’ ownership percentage in our Company will suffer dilution if we close the Kiwibox Acquisition and we succeed in raising the minimum $3.5 million for the Kiwibox Acquisition and the $2.5 million to pay the Acquisition costs and fund certain public company expenses through the private placement of our common shares. Our Board has authorized us to privately place our common shares at between $.05 and $.06 per common share. Shareholders who purchased our common shares at prices above these amounts will also suffer a dilution in the value of their shares, the difference between the price a shareholder paid for his or her shares and the $.05 to $.06 private placement offering price.

In addition, the authorization of additional capital, under certain circumstances, may have an anti-takeover effect, although that is not the intent of our Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of our Company by causing such additional authorized shares to be issued to persons or shareholders who might support our Board of Directors in opposing a takeover bid that the Board determines is not in the best interests of our Company and its shareholders. The increased authorized capital, therefore, may have the effect of discouraging unsolicited takeover bids. By potentially discouraging plans to commence unsolicited takeover bids, increasing our capital shares may reduce or eliminate any opportunities for our shareholders to sell their shares at the higher prices generally available in takeover bids or that may be available pursuant to a merger proposal. The increase in our common shares may have the effect of permitting our Board of Directors and officers to keep their positions with our Company and put them in a better position to resist any changes that shareholders may wish to take if they are dissatisfied with the performance of these management persons or if they are dissatisfied with the conduct of the Company’s business. Please be advised, however, that our Board of Directors did not unanimously approve the increase in our authorized common shares with the intent to use such a measure as a type of anti-takeover mechanism.

If our shareholders do not approve of the amendment to increase our authorized common shares, the Company will not be able to close the Kiwibox Acquisition and will not be able to raise the minimum $3.5 million investment requirement through the private placement of our common shares. If the Company is unable to both close the Kiwibox Acquisition and raise the minimum $3.5 million needed to close this transaction, its financial condition will be materially adversely affected and it may need to limit or curtail its operations.

THE BOARD OF DIRECTORS HAS ADOPTED RESOLUTIONS THAT SET FORTH THE AMENDMENT, DECLARE THE ADVISABILITY OF THE AMENDMENT, AND SUBMIT THE AMENDMENT TO THE STOCKHOLDERS FOR APPROVAL. THE BOARD RECOMMENDS APPROVAL OF THE AMENDMENT BY THE STOCKHOLDERS.

PROPOSAL 3
AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE
COMPANY’S CORPORATE NAME TO “KIWIBOX ENTERPRISES, INC.”

As a result of the Company's entering the agreement to acquire Kiwibox and its recent agreement with Imminent Technologies, LLC, granting it the right to sublicense its ergonomic software products and assume all related customer support functions, resulting in a strategic change in the Company’s business, the Company believes that its new selected corporate name, KiwiAge Enterprises, Inc., will more accurately reflect the business of the Company and will generate wider name recognition in the media website development and financial communities. The Company will compete exclusively in the website social networking and media marketplace. With the surge in social networking websites, the Company's Board of Directors and management made the strategic decision to refocus the organization on this fast-growing marketplace once the opportunity presented itself to acquire the website and assets of Kiwibox.

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THE BOARD OF DIRECTORS HAS ADOPTED RESOLUTIONS THAT SET FORTH THE AMENDMENT, DECLARE THE ADVISABILITY OF THE AMENDMENT, AND SUBMIT THE AMENDMENT TO THE STOCKHOLDERS FOR APPROVAL. THE BOARD RECOMMENDS APPROVAL OF THE AMENDMENT BY THE STOCKHOLDERS.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On March 31, 2000, the Company and its former President and Chief Executive Officer agreed to convert a current liability payable to him in the amount of $374,890 into a Company obligation, of which $100,000 was subsequently classified as due on demand, which was repaid in April 2002, with the remaining balance of $274,890 maturing July 1, 2002. On February 19, 2002, the maturity of the term portion of $274,890 was extended to July 2003, and the board of directors of the Company approved a change in the conversion option towards a rate of $0.10 per share. In January 2004, $175,000 was repaid and the maturity of the remaining open balance of $99,890 was extended to January, 2005. This amount has been converted into common stock and warrants pursuant to a settlement agreement entered into in December 2006.

In May 2005, the Company and its former President and Chief Executive Officer agreed to convert most of his base salary for the remainder of the year 2005 into 1,000,000 shares of restricted common stock and 1,000,000 warrants, exercisable during three years at the price of $0.15 per share, in lieu of $100,000 cash.

In September 2005 our officers and directors surrendered for cancellation 4,507,709 stock options, 2,283,916 common stock purchase warrants and 11,247,607 common shares in order to provide sufficient authorized common shares to accommodate the Company’s current private placement. We replaced the surrendered and cancelled common shares with shares of our Series E preferred stock which automatically converted in March, 2006, into 11,247,607 common shares, the amount of common shares equal to those surrendered. We also intend to reissue the 4,507,709 stock options and 2,283,916 warrants also surrendered for cancellation by our officers and directors with an equal amount of common shares underlying these securities. The recipients of the Series E preferred stock have waived their right to receive any dividends on their shares.

During 2006 and 2005, one outside director of the Company who also serves as the Company’s general and securities counsel, was paid an aggregate $96,121 and $131,140, respectively, for legal services.

On August 8, 2006, Steven D. Rudnik resigned from the position of Chairman of the Board of Directors of the Company. Pursuant to the principle terms of the resignation agreement, (a) his current employment agreement was terminated, (b) he resigned the position of chairman, (c) he received 6 million restricted common shares plus cash payments totaling $60,000.00 to be paid in installments through November 1, 2006, and (d) that options and warrants for an aggregate 4,486,875 share which were previously cancelled, be re-issued upon the earlier recurrence of a recapitalization of our securities that would provide sufficient common shares to accommodate them or two years from the date of the agreement. The options and warrants will have similar terms as the original instruments (exercisable at $0.10 and $0.15, respectively), but with expiration dates as of three years from the date of re-issuance.

On December 13, 2006, the Company and Steven D. Rudnik, our former President and Chief Executive Officer signed a second settlement agreement, pursuant to the principal terms of which Mr. Rudnik exchanged a Company promissory note due him in the principal amount of approximately $100,000, a $15,000 payment due him under his resignation agreement of August 8, 2006 and certain interest payments by conversion into 6,250,000 common shares and 3,125,000 warrants, exercisable over a three year period at an exercise price of $.05 per share. The Company also agreed to reissue the previously terminated stock options and warrants on or before February 18, 2007, comprised of 1,583,333 warrants to purchase common shares at the exercise price of $.10 per share anytime during the three-year period, commencing February 18, 2007, and 2,903,542 stock options to purchase common shares at the exercise price of $.10 per share anytime during the three-year period commencing February 18, 2007. This agreement also provides Mr. Rudnik a 12-month "reset" provision that entitles him to automatically benefit from any terms that are more favorable than those set forth in the agreement, including a more favorable debt conversion rate or equity investment price, that the Registrant grants to any party over the next 12 months.

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On January 2, 2007, the Company and a former employee, Steven W. Jagels settled a lawsuit commenced by Mr. Jagels against the Company based upon claims which included breach of his employment agreement. We agreed to make a payment of $20,040 to Mr. Jagels and to issue 3,000,000 common shares to him by January 7, 2007. We also agreed to include these shares in this registration statement and when it is declared effective by the SEC, to cause a buyer to purchase these shares from Mr. Jagels for $75,000 prior to February 28, 2007. Upon Mr. Jagels’ receipt of these proceeds, the lawsuit will be discontinued with prejudice, or if not consummated as agreed, the lawsuit will continue.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of May 7, 2007, the record and beneficial ownership of common stock of the Company by each executive officer and director, all executive officers and directors as a group, and each person known to the Company to own beneficially, or of record, five percent or more of the outstanding shares of the Company:

Title	Name and Address of	Amount and Nature of	Percent
of Class )*	Beneficial Owner	Beneficial Ownership (1)	of Class
Common Stock
	Steven L. Gray	5,614,096 (2)	2.5%
	Joerg H. Klaube	1,400,000	0.6%
	Joseph J. Tomasek	2,847,166 (3)	1.1%
	Edward L. Marney	0

Address of all persons above: c/o the Company.

All Directors and Executive Officers	9,861,262	4.3%
as a Group (4 persons)

Michael G. Martin	13,000,000 (4)	5.7%
12 Tillman Ct, Bridgewater, NJ 08807
33 Group LLC	12,500,000	5.7%
3589 NW 61 Circle, Boca Raton, FL 33496
Azzurri Group, LLC	12,500,000	5.7%
3589 NW 61 Circle, Boca Raton, FL 33496

)* The Company also has issued and outstanding as of November 15, 2006, 109,857 shares of its Senior Convertible Preferred Stock, with concentrations in excess of 10% for one or more of the holders of such stock, however, none of such shares bear any voting rights.

(1)
For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock which such person has the right to acquire within 60 days of November 15, 2006. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within such date is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnote to this table and pursuant to applicable community property laws, the Company believes based on information supplied by such persons, that the persons named in this table have sole voting and investment power with respect to all shares of Common Stock which they beneficially own.

(2)	Includes stock options for 500,000 shares.

(3)	Includes warrants for 333,333 shares.

(4)	Includes stock options for 750,000 shares.

(5)	Includes stock options for 2,903,542 shares and warrants for 4,708,333 shares.

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 DIRECTORS, EXECUTIVE OFFICERS, AND SIGNIFICANT EMPLOYEES

The names and ages of all directors and executive officers of the Company are as follows:

Name	Positions	Term Served (Expires)

Edward L. Marney	Director	May 5, 2006
President, Chief Executive
Officer

Joerg H. Klaube Sr.	Director	December 2, 2005
Vice President, Secretary,
Chief Financial Officer

Steven L. Gray	Director	August 30, 2006
Chairman of the Board

Joseph J. Tomasek	Director	Feb. 11, 1999 (2006)

All Directors of the Company hold office until the next annual meeting of the shareholders and until successors have ben elected and qualified. Executive Officers of the Company are appointed by the Board of Directors at meetings of the Company 's Directors and hold office until they resign or are removed from office.

Edward L. Marney, Age 49 - Director, President and Chief Executive Officer.  Mr. Marney joined Magnitude, Inc. in May 2006 and was appointed a director in August 2006.  From 2003 to 2006, Mr. Marney was Managing Director of Triad Partners, LLC, a privately held investment company.  Prior to that from 2001-2003 Mr. Marney was Vice President, Business Intelligence at Medical Manager/WebMD Corporation.  Mr. Marney founded TouchPoint Software Corporation in 1994 and served as its CEO & President until its acquisition by WebMD Corporation in 2001.  Prior to that Mr. Marney served in various marketing and sales roles at Medical Information Technology and Burroughs Corporation.  He graduated with a B.S. from the Whittemore School of Business and Economics at the University of New Hampshire.

Joerg H. Klaube, Age 65 - Director and Chief Financial Officer, Senior Vice President. Joined Magnitude, Inc. in December 1994. From 1993 to 1994 he was Vice President Administration for Comar Technologies Inc., a computer retail firm, and from 1983 to 1993 Chief Financial Officer for Unitronix Corporation, a publicly traded software design and computer marketing firm. Prior to that, Mr. .Klaube was employed for 16 years with Siemens Corp., the US subsidiary of Siemens AG, where he served most recently as Director of Business Administration for its Telecommunications Division. He graduated from the Banking School in Berlin, Germany, and holds an MBA degree from Rutgers University.

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Joseph J. Tomasek, Age 60 - Director. Mr. Tomasek was appointed a director in February 2000. He has been engaged in the private practice of corporate and securities law in his own law firm for the last ten years. Mr. Tomasek was appointed to serve as general counsel for the Company in 1999. In addition to his work with the Company, Mr. Tomasek represents several other clients in the area of corporate law.

Steven L. Gray, Age 57 - Director. Mr. Gray was elected to serve on the Board on May 18, 2000. He is a resident of Venice, Florida. For the past six years, Mr. Gray has served as the President and is a shareholder of a private Florida corporation engaged in the retail distribution of nutritional products. This corporation has a customer base in nine countries. Prior to that time, Mr. Gray ran his own real estate development company, specializing in the design and construction of multi-family housing.

Family Relationships

There are no family relationships between any of the directors or executive officers.

EXECUTIVE COMPENSATION
2006 SUMMARY COMPENSATION TABLE

The following table sets forth the cash compensation and executive capacities for the fiscal years ended December 31, 2006 and December 31, 2005, for the chief executive officer and for each executive officer whose aggregate cash remuneration exceeded $100,000, for all executive officers as a group, and for certain other most highly compensated employees:

 (1)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compen sation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Edward L. Marney Chief Executive Officer, President	2006	86,538						5,950	92,488

Steven D. Rudnik Former Chief Executive Officer, President	2006 2005	64,788 33,333	-	577,105 124.306		-	-	45,000	686,893 157,639

Mark Chroscielewski Former Sr. Vice President Business Development	2006 2005	82,185 125,000	-			-	-	12,900	82,185 137,900

Joerg H. Klaube Sr. Vice President, CFO	2006 2005	61,376 117,308	-			-	-	2,626 12,203	129,511

Steven W. Jagels Former Sr. Vice President Information Systems	2006 2005	61,875 108,333	-			-	-	61,875 13,556	121,889

Joseph J. Tomasek, Esq., Director and General Legal Counsel Legal Fees:	2006 2005							96,121 131,140	131,140

Steven Gray Director	2006	30,000						87,167	117,167

All executive officers As a group (2 persons)	2006 2005	147,914 117,308	-			-	-	8,576 12,203	156,490 12,203

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Explanation: No current Company officer or employee has an employment agreement with the Company. All of the items of compensation paid to the officers and directors listed in the above Summary Compensation Table are discussed in the following paragraphs, under the individual officer’s or director’s name.

Edward L. Marney; 2006. Ed Marney joined the Company in May, 2006, becoming first our Chief Executive Officer, then our President and a director. We paid Mr. Marney a cash salary of $86,538 and reimbursed $5,950 of healthcare payments to him during 2006.

Steven D. Rudnik; 2006 and 2005. We paid our former CEO and President, Steven D. Rudnik, a cash salary of $64,788 during fiscal year 2006. On August 8, 2006, Mr. Rudnik terminated his employment agreement with us in exchange for 6,000,000 restricted common shares and aggregate cash payments of $60,000. The aggregate amount of compensation of $577,105 included in the “Stock Awards” column above, includes these 6,000,000 restricted common shares which we valued at $.04 per share, the average public market price of the Company’s common stock on the date of this settlement agreement, August 8, 2006. On December 15, 2006, the Company negotiated a second agreement with Mr. Rudnik, pursuant to which the Company exchanged (i) 6,250,000 common shares, which we valued at $.03 per share, the average public market price of the Company’s common stock on the date of the exchange agreement, December 15, 2006, (ii) 3,125,000 common stock purchase warrants, exercisable over the 3-year period commencing January 18, 2007 and exercisable at an exercise price of $.05 per common share, which we valued at $83,750 (iii) 1,583,333 common stock purchase warrants, exercisable over the 3-year period commencing January 18, 2007 and exercisable at an exercise price of $.10 per common share, which we valued at $23,592 and (iv) 2,903,542 common stock options, exercisable over the 3-year period commencing January 18, 2007 at the stock option exercise price of $.10 per common share, which we valued at $42,263, for a Company promissory note in the approximate principal amount of $100,000, approximately $10,000 of accrued interest thereunder and a $15,000 debt.

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In addition, the amount of “All Other Compensation” represents cash payments of $45,000 made by the Company in connection with the August 8, 2006 settlement agreement and $3,250 paid by the Company for Mr. Rudnik’s life insurance.

 During fiscal year 2005, the Company agreed to convert $100,000 of Mr. Rudnik’s cash salary into 1,000,000 restricted common shares and 1,000,000 common stock purchase warrants, exercisable over the 3-year period, commencing on June 8, 2005, and exercisable at the exercise price of $0.15 per common share. In addition, this amount includes Company payments of $21,056 for car payments and $3,250 representing payments made for Mr. Rudnik’s life insurance.

Mark Chroscielewski; 2006 and 2005: During fiscal year 2006, the Company paid this former executive $82,185 in Salary. During 2005, we paid Mr. Chroscielewski a cash salary of $125,000 and in the column “All Other Compensation” above for 2005, we made car payments on his behalf in the aggregate amount of $4,000 and insurance premium payments of $8,900.

Joerg H. Klaube 2006 and 2005. We paid our Chief Financial Officer a cash salary of $ 61,376 during 2006 and in the column “All Other Compensation” in the above table for 2006,life insurance premium payments on this executive’s behalf in the amount of $2,626. During fiscal year 2005, the Company paid Mr. Klaube cash salary of $117,308 and as indicated in the column “All Other Compensation” in the above table for 2005, we made life insurance premium payments on this executive’s behalf in the amount of $2,626 and car payments in the amount of $9,577.

Steven Jagels 2006 and 2005: We paid this former executive a cash salary of $61,875 during 2006. During fiscal year 2005, the Company paid Mr. Jagels a salary of $108,333 and as indicated in the column “All Other Compensation” in the above table for 2005, we made life insurance premium payments on this executive’s behalf in the amount of $1,940 and car payments in the amount of $11,616.

Joseph J. Tomasek 2006 and 2005: During fiscal years 2006 and 2005, the Company paid $ 96,121 and $ 131,140, respectively, to Mr. Tomasek for his legal services rendered to the Company.

Steven Gray 2006. During fiscal year 2006, we issued an aggregate 1,550,000 restricted common shares and 500,000 common stock purchase warrants to Mr. Gray for services rendered to the Company. During 2006, Mr. Gray assisted the Company in its change of management, providing day-to-day assistance in operations, customer relations including, interviewing potential candidates for management positions and coordinating the various audit schedule and management review projects. As set forth in the column “All Other Compensation” in the above table for 2006, we valued the 1,550,000 restricted common shares based upon their average public market trading price as of the dates we issued these shares to Mr. Gray, totaling $73,000 and thw 500,000 warrants at $14,450, based upon a formula called the Black Sholes Model.

Stock Options and Stock Option Plans:

No stock options or other grants were made to any eligible participants, including employees during fiscal years 2006 and 2005 pursuant to the Company’s 1997 Stock Option Plan or the Company’s 2000 Stock Incentive Plan.

1997 Stock Option Plan:

The Company’s 1997 Stock Option Plan (the “1997 Plan”), as filed with Information Statement pursuant to Section 14(c) with the Commission on July 1, 1997, and with Registration Statement on Form S-8 with the Commission on September 8, 1997, is hereby incorporated by reference.

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As adopted, the 1997 Plan permits the grant of stock options to employees, directors and key consultants of the Company. It provides for the issuance of incentive stock options within the meaning of Section 422 of the Internal Revenue Code and non-qualified stock options. The 1997 Plan provides for options covering up to an aggregate 1,000,000 shares of Common Stock. The 1997 Plan was approved by the Company’s stockholders. There are no available shares of common stock under the 1997 Plan.

The 1997 Plan is administered by the Board of Directors. Each option is evidenced by a written agreement in a form approved by the Board of Directors. No options granted under the 1997 Plan are transferable by the optionee other than by will or by the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, only by the optionee.

Under the 1997 Plan, the exercise price of an incentive stock option must be at least equal to 100% of the fair market value of the Common Stock on the date of grant (110% of the fair market value in the case of options granted to employees who hold more than ten percent of the voting power of the Company’s capital stock on the date of grant). The exercise price of a non-qualified stock option must be not less than 85% of the fair market value of the Common Stock on the date of grant. For both incentive stock options and non-qualified stock options, the exercise price must not be less than the par value of a share of the Common Stock on the date of grant. The term of any stock option is not to exceed ten years (five years in the case of an incentive stock option granted to a ten percent holder). The Board of Directors has the discretion to determine the vesting schedule and the period required for full exercisability of stock options; however, in no event can the Board of Directors shorten such period to less than six months. Upon exercise of any option granted under the 1997 Plan, the exercise price may be paid in cash, and/or such other form of payment as may be permitted under the applicable option agreement, including, without limitation, previously owned shares of Common Stock.

2000 Stock Incentive Plan

The 2000 Incentive Stock Plan (the “2000 Plan”) permits the grant of stock options, stock appreciation rights and stock grants to employees, directors and key consultants of the Company. It provides for the issuance of incentive stock options within the meaning of Section 422 of the Internal Revenue Code as well as non-qualified stock options. It also provides for the grant of stock appreciation rights, either alone or in tandem with other grants, and restricted stock grants. The 2000 Plan provides for grants covering up to an aggregate 5,000,000 shares of Common Stock. The 2000 Plan was approved by the Company’s stockholders. There are no available shares of common stock under the 2000 Plan. The 2000 Plan, as with the 1997 Plan, is administered by the Board of Directors. Each award or grant is evidenced by a written agreement in a form approved by the Board of Directors. No awards granted under the 2000 Plan are transferable by the recipient other than by will or by the laws of descent and distribution, and each option is exercisable, during the lifetime of the recipient, only by the recipient.

Under the 2000 Plan, the exercise price of an incentive stock option must be at least equal to 100% of the fair market value of the Common Stock on the date of grant (110% of the fair market value in the case of options granted to employees who hold more than ten percent of the voting power of the Company’s capital stock on the date of grant). The exercise price of a non-qualified stock option may be fixed by the Board of Directors. For incentive stock options, the exercise price must not be less than the 100% of the fair market value of the Common Stock on the date of grant. The term of any stock option is not to exceed ten years (five years in the case of an incentive stock option granted to a ten percent holder). The Board of Directors has the discretion to determine the vesting schedule for any awards or grants issued as well as and the period required for full exercisability of stock options; however, in no event can the Board of Directors shorten such period to less than six months. Upon exercise of any option granted under the 2000 Plan, the exercise price may be paid in cash, and/or such other form of payment as may be permitted under the applicable award agreement, including, without limitation, previously owned shares of Common Stock.

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Outstanding Equity Awards At Fiscal Year-End Table

Name and Principal Position Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Underlying Unexercised Unearned Options	Option Exercise Price	Option Expira-tion Date	Number of Shares or Units of Stock That Have Not Vested)	Market Value of Shares or Units of Stock That Have not Vested	Equity Incentive Awards Shares, Units Or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market Or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested	Total ($) (j)
Edward L. Marney Chief Executive Officer, President								-	- -

Steven D. Rudnik Former Chief Executive Officer, President	2,903,542		-	$0.10	1/6/10	-	-

Mark Chroscielewski Former Sr. Vice President Business Development			-			-	-	8,400

Joerg H. Klaube Sr. Vice President, CFO			-			-	-	1,710

Steven W. Jagels Former Sr. Vice President Information Systems	250,000		-	$0.1325	2/18/07	-	-	1,940

Joseph J. Tomasek, Esq., Director and General Legal Counsel

Steven Gray Director	500,000			$0.15	1/01/09

All executive officers As a group (2 persons)	500,000		-			-	-

30

Compensation of Directors:

The Company has not paid nor does it owe any compensation to any of its Directors for their service as directors and members of the Board of Directors during the past two fiscal years of 2006 and 2005.

CORPORATE GOVERNANCE AND CODE OF ETHICS

The Company has always been committed to good corporate governance. In furtherance of this commitment, during 2002 the Board of Directors expanded the duties of the Company’s Audit Committee by increasing the Committee's duties specifically to include responsibility and oversight of corporate governance matters and adherence to the Company’s Code of Ethics. A copy of the Corporate Code of Ethics and Conduct had been included as an exhibit to the Company’s report on Form 10-KSB for the year ended December 31, 2002.

Our Board of Directors has determined that none of its current members, Edward L. Marney, Joerg H. Klaube, Joseph J. Tomasek and Steven Gray, are independent in accordance under applicable securities laws. It is the intention, however, of the Board of Directors, to identify and appoint independent directors in the current fiscal year.
Board Committees

AUDIT COMMITTEE

The Company has appointed an Audit Committee in accordance with the provisions of the Sarbanes-Oxley Act of 2002. The Audit Committee is currently comprised of one director, Steven. Gray, who is a financial expert with knowledge of financial statements, generally accepted accounting principles and accounting procedures and disclosure rules. Mr. Gray is not “independent” as defined in Section10A-3(b)(1)(iv)(A) of the Securities Exchange Act. Our Board of Directors intends to appoint additional independent members to this Audit Committee.

COMPENSATION AND NOMINATING COMMITTEES

Our board of directors intends to appoint such persons and form such committees as are required to meet the corporate governance requirements imposed by the national securities exchanges. Therefore, we intend that a majority of our directors will eventually be independent directors. Additionally, our board of directors is expected to appoint a nominating committee and a compensation committee, and to adopt charters relative to each such committee. Until further determination by the Board, the full Board of Directors will undertake the duties of the compensation committee and nominating committee.

31

THE CONSENT PROCEDURE

Only stockholders of record as of May 7, 2007, are entitled to consent, to withhold their consent, or to revoke their consent, to the Amendment. Stockholders are entitled to one vote for each outstanding share of Common Stock held at the record date. As of the record date there were ______________ issued and outstanding shares of Common Stock.

Consents, once dated, signed, and delivered to the Company, will remain effective unless and until revoked by written notice of revocation dated, signed, and delivered to the Company at the address set forth below on or before June __, 2007.

The Kiwibox acquisition and the Amendments will be approved if by June __, 2007, the Company holds unrevoked written consents of stockholders approving the Kiwibox acquisition and the Amendments from a majority of the outstanding shares of Common Stock at the Record Date. Consequently, the withholding of consent, abstentions and the failure to deliver a Consent Card would all have the effect of a vote against approval of the Kiwibox acquisition and the Amendments. If a stockholder holds his shares in "street name" and fails to instruct his broker or nominee as to how to vote his shares, the broker or nominee may not, pursuant to applicable stock exchange rules, vote such shares and, accordingly, such shares will have the effect of a vote against theKiwibox Acquisition and the Amendments. Stockholders are requested to indicate approval of the Kiwibox acquisition and the Amendments by signing and dating the Consent Card, checking each box on the Consent Card which corresponds to the approval of each of the Kiwibox acquisition and the Amendments, and delivering the Consent Card to the Company's transfer agent at the address set forth below. Withholding of consent to the Kiwibox acquisition and the Amendments, or abstention with respect to the approval of the Kiwibox acquisition and the Amendments, may be indicated by signing and dating the Consent Card, checking the box which corresponds to withholding of consent for each of the proposals or abstention with respect to the approval of each of the three proposals, respectively, and delivering the Consent Card to the Company's transfer agent at the address set forth below.

A CONSENT CARD WHICH HAS BEEN SIGNED, DATED AND DELIVERED TO THE COMPANY'S TRANSFER AGENT WITHOUT INDICATING APPROVAL, WITHHOLDING OF CONSENT, OR ABSTENTION WILL CONSTITUTE A CONSENT TO THE KIWIBOX ACQUISITION AND TO THE AMENDMENTS.

Consent Cards may be delivered to the following address:

Securities Transfer Corporation
2591 Dallas Parkway, Suite 102
Frisco, Texas 75034
Attention: Proxy Department

Consent Cards should be delivered to the Company's transfer agent as soon as possible. An addressed return envelope is enclosed for this purpose, which requires no postage if mailed in the United States. Consent Cards and revocations of consents will be deemed to have been received by the Company upon actual delivery at the above address.

ABSENCE OF APPRAISAL RIGHTS

Stockholders who abstain from consenting with respect to the three proposals, who withhold consent to the proposals, or who do not deliver a Consent Card do not have the right to an appraisal of their shares of Common Stock or any similar dissenters' rights under applicable law.

32

EXPENSE OF CONSENT SOLICITATION

The Company will bear the entire cost of the solicitation, including the preparation, assembly, printing and mailing of this Consent Statement and any additional material furnished to stockholders. Brokerage firms and other custodians, nominees, and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of consents. The Company may, upon request, reimburse brokerage firms, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding solicitation materials to their principals.

ADDITIONAL INFORMATION

The Company files reports and other information with the Securities and Exchange Commission. Copies of these documents may be obtained at the SEC's public reference room in Washington, D.C. The Company's SEC filings are also available from commercial document retrieval services or on the SEC's web site at http://www.sec.gov. Stockholders may also request a copy of the Company's financial reports filed with the SEC by contacting the Company's Secretary in writing at 1250 Route 28, Suite 309, Branchburg, New Jersey 08876 or by calling (908) 927-0004.

By Order of the Board of Directors

Joerg H. Klaube, Secretary

May __ , 2007
Branchburg, New Jersey

33

IMPORTANT
PLEASE COMPLETE, SIGN AND DATE YOUR WRITTEN CONSENT AND PROMPTLY
RETURN IT IN THE ENCLOSED ENVELOPE

WRITTEN CONSENT OF THE STOCKHOLDERS
OF
MAGNITUDE INFORMATION SYSTEMS, INC.

This consent is solicited by the Board of Directors. When properly executed, this consent will be voted as designated by the undersigned on the reverse side. If this consent is signed, dated, and delivered to Magnitude Information Systems, Inc. with no designation by the undersigned, this consent will constitute the stockholder's consent to and approval of the amendments.

[X] PLEASE MARK AS IN THIS SAMPLE.

Approval of the Kiwibox Acquisition by the Company

MARK ONLY ONE OF THE FOLLOWING THREE BOXES:

☐ FOR	☐ WITHHOLD	☐ ABSTAIN

Amendment No. 1 to increase the authorized Common Stock of the Company from 300,000,000 shares to 700,000,000 shares.

MARK ONLY ONE OF THE FOLLOWING THREE BOXES:

☐ FOR	☐ WITHHOLD	☐ ABSTAIN

Amendment No. 2 to change the corporate name of the Company to “KiwiAge Enterprises, Inc.”.

MARK ONLY ONE OF THE FOLLOWING THREE BOXES:

☐ FOR	☐ WITHHOLD	☐ ABSTAIN

 (Please sign and date below)
Dated:____________________,

___________________________
Signature of Stockholder(s)

___________________________
Signature of Stockholder(s)

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

34

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION dated as of 19 February, 2007 (the “Agreement”), between Magnitude Information Systems, Inc., a Delaware corporation (“Magnitude”), Kiwibox Media, Inc. , a Delaware corporation (“Kiwibox”) and Magnitude Operations, Inc., a wholly-owned Subsidiary of Magnitude (in organization) (“Subsidiary”) and the shareholders of Kiwibox, Lin Dai, Ivan Tumanov, and Michael Howard (the “Kiwibox Shareholders”) Kiwibox. Magnitude and Subsidiary may also be referred to herein as the “Constituent Corporations” or the “Parties.”

WHEREAS, the Parties acknowledge and affirm the following:

A.	Magnitude is a corporation duly organized and existing under the laws of the State of Delaware.

B.	Kiwibox is a corporation duly organized and existing under the laws of the State of Delaware.

C.	Subsidiary is a corporation which is 100% owned by Magnitude and is duly organized and existing under the laws of the State of Delaware.

D.	The Delaware General Corporation Law (the “DGCL”) permits the merger of two domestic business corporations of the State of Delaware with and into each other.

E.
Magnitude and Kiwibox and their respective Boards of Directors declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Subsidiary with and into Kiwibox pursuant to the provisions of the DGCL upon the terms and conditions hereinafter set forth.

F.	The respective Boards of Directors of Magnitude and Kiwibox have approved this Agreement; and the shareholders of Kiwibox have approved the merger.

G.	For federal income tax purposes, it is intended that the merger qualify as a tax free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “IRC”).

ARTICLE 1
THE MERGER

1.1 Merger.

In accordance with the provisions of this Agreement and applicable provisions of the DGCL, Subsidiary shall be merged with and into Kiwibox (the “Merger”). Following the Merger, the separate existence of Subsidiary shall cease and Kiwibox shall be, and is herein sometimes referred to as, the “Surviving Corporation.” For the purposes of this Agreement, this form of transaction may also be referred to herein as a “reverse triangular merger.”

1.2 Filing and Effectiveness.

The Merger shall become effective when the following actions shall have been completed:

(a)	This Agreement and the Merger shall have been adopted and approved by the shareholders of Kiwibox in accordance with the requirements of the DGCL;

(b)	Magnitude shall have formed a wholly-owned subsidiary for the purposes of this Merger in accordance with the requirements of the DGCL (the “Subsidiary”);

(c)	All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived, in writing, by the Party entitled to satisfaction thereof;

(d)
As soon as practicable following the Closing, the Parties shall execute a Certificate of Merger meeting the requirements of the DGCL and file same with the Secretary of State of the State of Delaware in substantially the form attached hereto as Exhibit A; the time the Certificate of Merger is filed with the Secretary of State of the State of Delaware is the “Effective Time”; and

(e)
The closing of the transactions described in this Agreement is herein called the “Closing.” The Parties agree that the Closing of the transactions identified in this Agreement shall take place at the offices of Joseph J. Tomasek, Esq., or at such other place as the Parties may mutually determine, on or before April 30, 2007.

(f)
The audit of the financial statements of Kiwibox for the calendar years ended December 31, 2006 and 2005 shall have been completed with all necessary data and materials delivered by Kiwibox to Magnitude.

1.3 Effect of the Merger.

Upon the Effective Time, hereinafter defined, and upon the terms and subject to the conditions of this Agreement and in accordance with the DGCL, the separate existence of Subsidiary shall cease and, Kiwibox, as the Surviving Corporation,: (i) shall continue to possess all of the assets, rights, powers and property of Kiwibox and Subsidiary as constituted immediately prior to the Effective Time, and all debts, liabilities and duties of Kiwibox and Subsidiary shall become the debts, liabilities and duties of the Surviving Corporation, all as more fully provided under the applicable provisions of the DGCL.

ARTICLE 2
CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1 Certificate of Incorporation: Kiwibox.

Attached hereto as Exhibit B and made a part hereof is a copy of the Certificate of Incorporation of Kiwibox as in effect in the State of Delaware immediately prior to the Closing; and at the Effective Time said Certificate of Incorporation shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2 Subsidiary.

Attached hereto as Exhibit C and made a part hereof is a copy of the Articles of Incorporation of Subsidiary as in effect immediately prior to the Closing.

2.3 Bylaws.

Attached hereto as Exhibit D and made a part hereof is a copy of the Bylaws of Kiwibox as in effect immediately prior to the Closing; and at the Effective Time said Bylaws shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.4 Directors and Officers.

The directors and officers of Kiwibox immediately prior to the Closing shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

2.5 Employment Agreements

All Parties shall each execute the employment agreements between Magnitude and each of the three Kiwibox Shareholders, the form of which is attached hereto as Exhibit E .

ARTICLE 3
TERMS OF MERGER, PAYMENT, EXCHANGE OF STOCK AND INVESTMENT COMMITMENTS

3.1 Magnitude Payment.

In addition to the Magnitude shares being issued in the exchange and as partial consideration therefor, Magnitude shall pay an aggregate cash payment of $300,000 to the Kiwibox Shareholders, in proportion to their respective stock ownership positions in Kiwibox at the Closing.

3.2  Conversion of Kiwibox Shares.

(a) (b)
Conversion of Subsidiary Common Stock. At the Effective Time, each outstanding share of the common stock no par value per share, of Subsidiary shall, by virtue of the Merger and without any action on the part of Magnitude, Subsidiary or Kiwibox, be converted into one fully paid and non-assessable share of common stock of the Surviving Corporation.

Each share of the common stock, $.01 par value per share, of Kiwibox (“Kiwibox Common Stock”) issued and outstanding prior to the Effective Time shall by virtue of the Merger and without any action on the part of Magnitude, Subsidiary, Kiwibox or any holder thereof, be converted into and be exchangeable for the right to receive newly issued , fully paid and non-assessable voting common shares, par value $.0001 per share, of Magnitude ("Magnitude Shares"), based upon an exchange ratio (“Exchange Ratio”) determined in accordance with the provisions below.

(c)
Amount of Magnitude Shares o be Exchanged: Upon the Closing, Magnitude shall issue and exchange for the Kiwibox Common Stock with the Kiwibox Shareholders an amount of Magnitude common shares valued at $1,500,000. The number of Magnitude common shares to be issued shall be determined by dividing $1,500,000 by their “Market Price”. Market Price shall mean the average sales price of a Magnitude common share for the ten (10) successive trading days immediately preceding the Closing, as recorded by the Electronic Bulletin Board, over-the-counter market. For example, if the Market Price is $.05 per share, then Magnitude shall issue 30,000,000 common shares, in exchange for the Kiwibox Common Stock with the Kiwibox Shareholders; if the Market Price is $.025 per share, then Magnitude shall issue 60,000,000 shares to the Kiwibox Shareholders, in exchange for their Kiwibox Common Stock Notwithstanding anything to the contrary implied or set forth herein and for all purposes under this Section 3.2, the Market Price shall never exceed $.05 per share, so that the amount of Magnitude common shares payable hereunder shall never be less than 30,000,000 common shares.

(d)	Exchange Ratio: shall be determined by dividing the amount of the Magnitude Shares determined in accordance with Article 3.2 (c) above by the shares of outstanding Kiwibox Common Stock.

(e)
At the Effective Time, each share of the Kiwibox Common Stock held by the Kiwibox immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of Merger Sub or the Company, be canceled, retired and cease to exist and no payment shall be made with respect thereto.

(f)
No Further Ownership Rights in Kiwibox Common Stock. All Magnitude Shares issued and exchanged in accordance with the terms of this Article 3 shall be deemed to have been issued in full satisfaction of all rights pertaining to the Kiwibox Common Stock.

(g)
Appraisal Rights: This executed Agreement shall constitute each of the Kiwibox Stockholders' acknowledgment to decline any appraisal rights under section 262 of DGCL. By executing this Agreement, each Kiwibox Stockholder acknowledges receipt of written notice of appraisal rights and a copy of Section 262 of DGCL at least 20 days prior to the date of executing this Agreement.

3.3 Magnitude Preferred

At the Closing, Magnitude shall issue an aggregate 43,610 shares of its Series G Preferred Stock to the Kiwibox Shareholders in proportion to their respective stock ownership positions in Kiwibox at the Closing which shares shall be subject to the automatic conversion  provisions more fully set forth in Section 5.5 below. A copy of the Certificate of Designations of the Series G Preferred Stock is attached as Exhibit F.
At the Closing,

3.4 Status of Magnitude Preferred and Common Shares.

(a)
The Magnitude Series G Preferred Stock and Common Shares to be issued to the Kiwibox Shareholders in the reorganization will not be registered under the Securities Act of 1933, as amended (the "1933 Act") and may not be sold, transferred or otherwise disposed of except in compliance with the 1933 Act or pursuant to an exemption from the registration provisions thereof and the Securities Exchange Act of 1934, as amended (the "1934 Act").

(b)
Each Certificate representing the Magnitude Preferred Shares and the Common Shares shall bear the following or substantially similar legend:

"The Shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended. These Shares have been acquired for investment purposes and not with a view to distribution or resale, and may not be sold, assigned, pledged, hypothecated or otherwise transferred without an effective Registration Statement for such Shares under the Securities Act of 1933, as amended, or an opinion of counsel to the effect that registration is not required under such Act."

 3.5 Magnitude Investment and Commitment.

 Magnitude shall invest no less than $3.5 million in accordance with the Kiwibox Business Plan and Budget attached hereto as Exhibit G. Such funds shall be maintained in a separate bank account and Magnitude shall be keep them free from the claims of creditors, secured or unsecured, and which claims arise out of transactions, past or present, that are not associated with the Kiwibox Business Plan.

3.6 Kiwibox Legal Fees

Magnitude agrees to pay the legal fees of Barton, Barton & Plotnik, LLP, counsel for Kiwibox, at or before the Closing, provided that such counsel provide to Magnitude current weekly statements, on Friday of each week prior to the Closing, and provided further that the the maximum amount Magnitude shall pay under this Article 3.6 is $42,500 which shall be paid by bank or certified check or wire transferred in accordance with such instructions by such counsel. Notwithstanding anything set forth herein to the contrary, Magnitude shall not be responsible for the aforesaid payment of legal fees if this Agreement is terminated by Magnitude and Kiwibox pursuant to Article 10 (a) or by Magnitude pursuant to Article 10 (b) or by Kiwibox and/or the Kiwibox Shareholders for any reason other than pursuant to Article 10(c).

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF KIWIBOX AND THE KIWIBOX SHAREHOLDERS

Kiwibox and the Kiwibox Shareholders represent and warrant to Magnitude that the statements contained in this Article 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing as though made then and as though the Closing were substituted for the date of this Agreement throughout this Article 4, with respect to itself.

4.1 Organization of Kiwibox.

Kiwibox is duly organized, validly existing, and in good standing under the laws of Delaware.

4.2 Authorization of Transaction.

(a)
Kiwibox has full corporate power and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Kiwibox, enforceable in accordance with its terms and conditions. Except as expressly contemplated hereby, Kiwibox need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

(b)
The Kiwibox Shareholders, individually represent and warrant to Magnitude that: this Agreement constitutes the legal, valid and binding obligation of each of the Kiwibox Shareholders and is enforceable against each of them in accordance with the terms hereof; each of them own their respective Kiwibox Common Shares free and clear of any and all liens, claims, pledges, restrictions, obligations, security interests and encumbrances of any kind; Attached hereto as Exhibit H is an accurate and complete list of the Kiwibox Common Shares owned by each Kiwibox Shareholder; none of the Kiwibox Shareholders have issued any calls, puts, options and/or any other rights in favor of any third party whatsoever with respect to their Kiwibox Common Shares, and; none of their respective Kiwibox Common Shares are subject to any voting agreements, voting trusts, stockholder agreements and/or any other agreements, obligations or understandings.

  4.3 Non-contravention.

Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Kiwibox is subject or any provision of its charter or bylaws; or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Kiwibox is a party or by which it is bound or to which any of its assets is subject, except for such notices or consents which have been given or obtained by Kiwibox on or prior to the Closing.

4.4 Capitalization.

The authorized capital stock of Kiwibox consists of 100,000,000 shares of Common Stock, $.01 par value per share. As of the date of this Agreement, there are 43,610 shares of Common Stock issued and outstanding. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Kiwibox to issue, sell, or otherwise cause to become outstanding any of its capital stock. There is no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Kiwibox’s Common Stock. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of Kiwibox.

4.5 Investment.

The Kiwibox Shareholders are not acquiring the Preferred Shares and the Common Shares of Magnitude with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act of 1933. Kiwibox and the Kiwibox Shareholders have had access to all information concerning Magnitude and its operations which it required to make its investment decision.

4.6 Brokers' Fees.

Other than their obligation (i) to transfer to Southridge Investment Group, LLC (“Southridge”), two and one-half (2.5%) percent of the Magnitude Common Stock transferable to the Kiwibox Shareholders pursuant to Article 3.2 and (ii) the obligation of each of the Kiwibox Shareholders to make arrangements with Southridge to pay $7,000 each, or as may be otherwise expressly set forth in this Agreement, Kiwibox has incurred no obligation to pay any commission, finder’s fee or other charge in connection with the transactions contemplated in this Agreement for which Magnitude could become liable or obligated. Kiwibox and the Kiwibox Shareholders, jointly and severally, will indemnify and hold Magnitude, and the Subsidiary, their respective officers, directors, employees, accountants and lawyers harmless from and against any and all liabilities and claims of any nature whatsoever arising out of or in connection with any commission, fee or charge so far as any arises by reason of services alleged to have been rendered to, or at the instance of, Kiwibox and/or the Kiwibox Shareholders. This indemnification shall survive the Closing and shall be included in the terms of indemnification set forth in Article 4.7 of this Agreement.

4.7  Events Subsequent to Year End.

Since the most recent calendar-fiscal year end of Kiwibox there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects of Kiwibox taken as a whole. Kiwibox and the Kiwibox Shareholders, jointly and severally, shall indemnify, defend and hold Magnitude and Subsidiary, their successors and assigns, harmless from and against any order, action, cost, claim, damage, disbursement, expense, liability, loss, deficiency, obligation, penalty, fine, assessment or settlement of any kid or nature, whether foreseeable or unforeseeable, including, but not limited to, any and all attorney’s fees, costs, and other expenses, directly or indirectly, as a result of, or upon or arising from (i) any inaccuracy or breach or non-performance of any of the representations, warranties, covenants or agreements made by Kiwibox or the Kiwibox Shareholders in or pursuant to this Agreement, (ii) any order, action, cost, claim, damage, liability or lien arising out of Kiwibox’s or Kiwibox Shareholder’s conduct before or after the Closing, (iii) any third party claims against Kiwibox or the Kiwibox Shareholders, before or after the Closing that arise from Kiwibox’s or Kiwibox Shareholder’s conduct, or (iv) any loss or liability the proximate cause of which is determined to be the result of Kiwibox’s or Kiwibox Shareholder’s negligence or failure to comply with their respective obligations under this Agreement. Magnitude and/or Subsidiary, as the case may be, their successors and assigns, shall notify Kiwibox and/or the Kiwibox Shareholders of any claim for indemnification with reasonable promptness, and Kiwibox’s or Kiwibox’s legal representatives or Kiwibox Shareholder’s or their legal representatives shall have, at their election, the right to compromise or defend any such matter involving such asserted liability of Kiwibox and/or the Kiwibox Shareholders through counsel of their own choosing, at the expense of Kiwibox and the Kiwibox Shareholders. Kiwibox and the Kiwibox Shareholders shall notify Magnitude and the Subsidiary, or their successors or assigns, in writing promptly of their intention to compromise or defend any claim and Magnitude and/or the Subsidiary, or their successors or assigns, shall cooperate with Kiwibox and the Kiwibox Shareholders, their respective counsel in compromising or defending any such claim, in accordance with Article 8 hereof. The terms of this Article 4.7 shall survive Closing.

4.8 Undisclosed Liabilities.

Kiwibox has no material liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or un-accrued, whether liquidated or un-liquidated, and whether due or to become due, including any liability for taxes), except for (i) liabilities set forth on the Kiwibox Financial Statements; and (ii) liabilities which have arisen after the date of the Kiwibox Financial Statements in the ordinary course of business. As used herein, “Kiwibox Financial Statements” consist of the financial statements of Kiwibox previously delivered to Magnitude in the form attached hereto as Exhibit I.

4.9 Legal Compliance.

Kiwibox has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against Kiwibox alleging any failure so to comply, except where the failure to comply would not have a material adverse effect on the business, financial condition, operations, results of operations, or future prospects of Kiwibox.

4.10 Tax Matters.

(a)
Kiwibox has filed all income tax returns that it has been required to file. All such income tax returns were correct and complete in all material respects. All income taxes owed by Kiwibox (whether or not shown on any income tax return) have been paid. Kiwibox is not currently the beneficiary of any extension of time within which to file any income tax return.

(b)
There is no material dispute or claim concerning any income tax liability of Kiwibox either (i) claimed or raised by any authority in writing; or (ii) as to which Kiwibox has knowledge based upon personal contact with any agent of such authority.

4.11 Contracts.

The Kiwibox Financial Statements disclose all material contracts of Kiwibox. Each contract or legal obligation of Kiwibox which is to be assumed by Kiwibox in connection with the Merger is listed on Exhibit J hereto. To the extent requested, true and correct copies of such contracts have been delivered to Kiwibox for due diligence purposes.

4.12 Environmental, Health and Safety Matters.

Kiwibox and its predecessors and affiliates have complied and are in compliance, in each case in all material respects, with all Environmental, Health, and Safety Requirements. As used herein “Environmental, Health & Safety Requirements” means any Environmental, Health & Safety law or regulation including air and water quality laws and regulations and other similar requirements.

4.13 Disclosure.

The representations and warranties contained in this Article 4 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Article 4 not misleading.

4.14 Financial Statements.

The Kiwibox Financial Statements are true and correct in all material respects, have been prepared on a consistent basis, and fairly represent the business, financial condition, assets and liabilities of Kiwibox.

4.15 Litigation.

There is no claim, suit, action, proceeding or investigation pending or, to the knowledge of Kiwibox, pending against Kiwibox or any of its subsidiaries or assets which, individually or in the aggregate, could reasonably be expected to have a material adverse effect on Kiwibox.

4.16 Materials Required for Audit.

To the best of its knowledge, Kiwibox has maintained its records, data and materials related to the financial accounting of the business, and have all such data and materials immediately available, such that an audit may be completed per regulatory requirements.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF MAGNITUDE

Magnitude represents and warrants to Kiwibox and to the Kiwibox Shareholders that the statements contained in this Article 5 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing (as though made then and as though the Closing were substituted for the date of this Agreement throughout this Article 5).

5.1 Organization of Magnitude

Magnitude is a corporation duly organized, validly existing, and in good standing under the laws of Delaware Magnitude has two subsidiaries, Magnitude, Inc., and the Subsidiary.

5.2 Authorization of Transaction.

Magnitude has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and no approval of Magnitude’s shareholders is required under the DGCL to consummate the Merger and other transactions contemplated in this Agreement. This Agreement constitutes the valid and legally binding obligation of Magnitude, enforceable in accordance with its terms and conditions. Except as expressly contemplated hereby, Magnitude need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

5.3 Non-contravention.

Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Magnitude is subject or any provision of its charter or bylaws; or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Magnitude is a party or by which it is bound or to which any of its assets is subject, except for such notices or consents which have been given or obtained by Magnitude on or prior to the Closing.

5.4 Capitalization.

The authorized capital stock of Magnitude consists of 300,000,000 shares of Common Stock, $.001 par value per share, and 10,000,000 shares of Preferred Stock. As of the date of this Agreement, there were 227,379,014 shares of Common Stock and 109,857 shares of Preferred Stock, convertible into 2,423,865 common shares, are issued and outstanding. There are 12,357,408 outstanding options, and 52,273,333 outstanding warrants, and no other outstanding purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Magnitude to issue, sell, or otherwise cause to become outstanding any of its capital stock except as may be set forth in one or more of the material agreements identified in Exhibit L hereto. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Magnitude’s Common Stock. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of Magnitude.

5.5 Mandatory Conversion of Magnitude Preferred Stock

Upon the Closing, Magnitude shall issue 43,610 Shares of its Series G Preferred Stock (the “Preferred Stock”) to the Kiwibox Shareholders on the basis of one Common Share of the Surviving Corporation for each Kiwibox Common Share owned of record at the Effective Time. All 43,610 Shares of the Preferred Stock shall be non-transferable and shall be subject to automatic conversion upon the second anniversary of this Agreement in accordance to the terms set forth below. The Kiwibox Shareholders shall not dispose of or encumber the Preferred Shares. For all purposes under this Agreement, the 43,610 Preferred Shares shall have an aggregate conversion value of $500,000 (the “Conversion Value”), convertible into shares of the common stock of Magnitude, based upon “Market Price”. The number of Magnitude common shares to be issued in the automatic conversion shall be determined by dividing the Conversion Value of $500,000 by the Market Price of the common shares of Magnitude. Market Price shall mean the average sales price of a Magnitude common share during the twenty (20) successive trading days immediately preceding the second anniversary of this Agreement as recorded by the Electronic Bulletin Board, over-the-counter stock market maintained by the NASD or such other stock market where the common shares of Magnitude are then traded. For example, if the Market Price is $.025 per share, then the Conversion Value would be 20,000,000 Magnitude common shares which Magnitude would issue to the Kiwibox Shareholders in proportion to their ownership of the 43,610 Preferred Shares. For all purposes under this Section 6.5, the amount of shares representing the Conversion Value shall not be less than 10,000,000 common shares notwithstanding the fact that the Market Price is above $.05 per share. The Magnitude common shares issuable based upon the Conversion Value shall be issued by Magnitude to the Kiwibox Shareholders within thirty days following the second anniversary of this Agreement, in proportion to their ownership of the 43,610 Preferred Shares.

The certificate or certificates representing the 43,610 shares of Preferred Stock issued to the Kiwibox Shareholders pursuant to this Section 5.5 shall be held in escrow by counsel for Magnitude pending their automatic conversion as set forth above.

 5.6 Brokers' Fees.

Other than its obligation (i) to issue to Southridge Investment Group, LLC (“Southridge”), newly issued common shares in an amount equal to two and one-half (2.5%) percent of the Magnitude Common Stock transferable to the Kiwibox Shareholders pursuant to Article 3.2; (ii) to pay Southridge an investment banking fee of $15,000 on behalf of Kiwibox and the Kiwibox Shareholders, and; (iii) to execute an investment banking agreement between Magnitude and Southridge at the Closing, or as may be otherwise expressely set forth in this Agreement, Magnitude has incurred no obligation to pay any commission, finder’s fee or other charge in connection with the transactions contemplated in this Agreement for which Magnitude could become liable or obligated. Magnitude will indemnify and hold Kiwibox, and the Kiwibox Shareholders, their respective officers, directors, employees, accountants and lawyers harmless from and against any and all liabilities and claims of any nature whatsoever arising out of or in connection with any commission, fee or charge so far as any arises by reason of services alleged to have been rendered to, or at the instance of, Magnitude or Subsidiary, including any liability or claim arising from the Parties’ dealings with Southridge, as described herein. This indemnification shall survive the Closing and shall be included in the terms of indemnification set forth in Article 5.7 of this Agreement.

5.7 Events Subsequent to Year End.

Since the most recent calendar-fiscal year end of Magnitude, there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects of Magnitude taken as a whole. Magnitude shall indemnify, defend and hold Kiwibox, Kiwibox Shareholders, their successors and assigns, harmless from and against any order, action, cost, claim, damage, disbursement, expense, liability, loss, deficiency, obligation, penalty, fine, assessment or settlement of any kid or nature, whether foreseeable or unforeseeable, including, but not limited to, any and all attorney’s fees, costs, and other expenses, directly or indirectly, as a result of, or upon or arising from (i) any inaccuracy or breach or non-performance of any of the representations, warranties, covenants or agreements made by Magnitude or Subsidiary in or pursuant to this Agreement, (ii) any order, action, cost, claim, damage, liability or lien arising out of Magnitude’s conduct before or after the Closing, (iii) any third party claims against Magnitude, Subsidiary before or after the Closing that arise from Magnitude’s conduct, or (iv) any loss or liability the proximate cause of which is determined to be the result of Magnitude’s negligence or failure to comply with its obligations under this Agreement. Kiwibox and Kiwibox’s Shareholders, their successors and assigns, shall notify Magnitude of any claim for indemnification with reasonable promptness, and Magnitude or Magnitude’s legal representatives shall have, at their election, the right to compromise or defend any such matter involving such asserted liability of Magnitude through counsel of their own choosing, at the expense of Magnitude. Magnitude shall notify Kiwibox, Kiwibox’s Shareholders, or their successors or assigns, in writing promptly of their intention to compromise or defend any claim and Kiwibox, Kiwibox’s Shareholders, or their successors or assigns, shall cooperate with Magnitude and Magnitude’s counsel in compromising or defending any such claim, in accordance with Article 8 hereof. The terms of this Article 5.7 shall survive Closing.

5.8 Undisclosed Liabilities.

Magnitude has no material liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or un-accrued, whether liquidated or un-liquidated, and whether due or to become due, including any liability for taxes), except for (i) liabilities set forth on the Magnitude Financial Statements; and (ii) liabilities which have arisen after the date of the Magnitude Financial Statements in the ordinary course of business. As used herein, “Magnitude Financial Statements” consist of the financial statements of Magnitude previously delivered to Kiwibox in the form attached hereto as Exhibit K.

5.9 Legal Compliance.

Magnitude has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against Magnitude alleging any failure so to comply, except where the failure to comply would not have a material adverse effect on the business, financial condition, operations, results of operations, or future prospects of Magnitude.

 5.10 Tax Matters.

(a)
Magnitude has filed all income tax returns that it has been required to file. All such income tax returns were correct and complete in all material respects. All income taxes owed by Magnitude (whether or not shown on any income tax return) have been paid. Magnitude is not currently the beneficiary of any extension of time within which to file any income tax return.

(b)
There is no material dispute or claim concerning any income tax liability of Magnitude either (i) claimed or raised by any authority in writing; or (ii) as to which Magnitude has knowledge based upon personal contact with any agent of such authority.

5.11 Contracts.

The Magnitude Financial Statements disclose all material contracts of Magnitude. Each contract or legal obligation of Magnitude to which Magnitude shall remain subject after the Merger is listed on Exhibit L hereto. To the extent requested, true and correct copies of such contracts have been delivered to Kiwibox for due diligence purposes.

5.12 Environmental, Health and Safety Matters.

Magnitude and its predecessors and affiliates have complied and are in compliance, in each case in all material respects, with all Environmental, Health, and Safety Requirements. As used herein “Environmental, Health & Safety Requirements” means any Environmental, Health & Safety law or regulation including air and water quality laws and regulations and other similar requirements.

5.13 Disclosure.

The representations and warranties contained in this Article 5 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Article 5 not misleading.

5.14 Financial Statements.

The Magnitude Financial Statements are true and correct in all material respects, have been prepared on a consistent basis, and fairly represent the business, financial condition, assets and liabilities of Magnitude.

5.15 Litigation.

There is no claim, suit, action, proceeding or investigation pending or, to the knowledge of Magnitude, pending against Magnitude or any of its subsidiaries or assets which, individually or in the aggregate, could reasonably be expected to have a material adverse effect on Magnitude.

5.16 Materials Required for Audit.

To the best of its knowledge, Magnitude has maintained its records, data and materials related to the financial accounting of the business, and has all such data and materials immediately available, such that an audit may be completed per regulatory requirements.

ARTICLE 6
REPRESENTATIONS AND WARRANTIES OF SUBSIDIARY

Magnitude represents and warrants to Kiwibox that Subsidiary has been formed solely for the purpose of this Merger and that no contract, liabilities or other obligations exist in Subsidiary.

6.1 Organization of Subsidiary.

Subsidiary is a corporation duly organized, validly existing, and in good standing under the laws of Delaware and 100% owned by Magnitude.

6.2 Authorization of Transaction.

 Magnitude has full corporate power and authority to execute and deliver Subsidiary with regard to this Agreement and to perform its obligations hereunder, including shareholder approval as may be required by the DGCL.

6.3 Non-contravention.

Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Magnitude or Subsidiary is subject or any provision of its charter or bylaws; or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Magnitude or Subsidiary is a party or by which it is bound or to which any of its assets is subject, except for such notices or consents which have been given or obtained by Kiwibox on or prior to the Closing.

6.4 Capitalization.

The authorized capital stock of Subsidiary consists of two hundred (200) shares of Common Stock, $.01 par value per share, and no shares of Preferred Stock. As of the date of the Closing, there shall be 160 shares issued and outstanding and owned by Magnitude. There are not now nor shall there be any outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Subsidiary to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Subsidiary’s Common Stock. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of Subsidiary.

ARTICLE 7
PRE-CLOSING COVENANTS

The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing:

7.1 General.

Each of the Parties will use its reasonable best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Article 9 below).

7.2 Notices and Consents.

Each of the Parties will give any notices to, make any filings with, and use its reasonable best efforts to obtain any and all authorizations, consents, and approvals of governments and governmental agencies in connection with the transactions contemplated hereby.

7.3 Operation of Business.

Kiwibox, Magnitude, including Subsidiary, will not engage in any practice, take any action, or enter into any transaction outside the ordinary course of business, including, but not limited to declaration of dividends or distributions, redemptions, splits, recapitalizations, or similar events respecting its capital stock prior to Closing except, however, Magnitude shall prepare and file all documents necessary to increase its authorized common shares and enter into employment and consulting agreements pursuant to which it may issue its securities.

7.4 Full Access For Due Diligence.

The Parties shall permit their respective representatives to have full access at all reasonable times, and in a manner so as not to interfere with their respective normal business operations, to all premises, properties, personnel, books, records (including tax records), contracts, and documents. The Parties shall treat and hold as such any Confidential Information they receive from Kiwibox, will not use any of the Confidential Information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, will return to Kiwibox all tangible embodiments (and all copies) of the Confidential Information which are in their possession.

7.5 No Shop Promises.

Each of Magnitude, Kiwibox and the Kiwibox Shareholders have promised to each other that they shall utilize their respective best efforts to undertake any and all measures and deliver any and all documents necessary to consummate the transactions contemplated in this Agreement. The Parties make the following covenants to each other:

(a) Except in the case that it terminates this Agreement pursuant to Article 10(c) or in the event of an automatic termination pursuant to Article 10(d), the Kiwibox Shareholders shall not solicit or seek to acquire any assets or stock of any third party, nor shall they accept any offer to purchase or exchange any assets or securities of Kiwibox from the date of this Agreement to the Closing or through the date they terminate this Agreement pursuant to the Articles set forth in this Article 10(a).

(b) Except in the case that it terminates this Agreement pursuant to Article 10(b) or in the event of an automatic termination pursuant to Article 10(d), Magnitude shall not solicit or seek to acquire any assets or stock of any third party from the date of this Agreement to the Closing or through the date it terminates this Agreement pursuant to the Articles set forth in this Article 10(b).

ARTICLE 8
POST-CLOSING COVENANTS

The Parties agree as follows with respect to the period following the Closing.

8.1 General.

In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party. Kiwibox acknowledges and agrees that from and after the Closing, Magnitude will be entitled to possession of all documents, books, records (including tax records), agreements, and financial data of any sort relating to Kiwibox.

8.2 No Material Acquisition.

During the two year period following the Closing, neither Magnitude nor Subsidiary shall (i) undertake a material acquisition nor (ii) sell all or any material portion of the business of Kiwibox without the prior written consent of no less than two of the three Kiwibox Shareholders.

8.3 Litigation Support.

In the event and for so long as Magnitude or Kiwibox actively are contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (i) any transaction contemplated under this Agreement; or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving Kiwibox, then Kiwibox and its affiliates will cooperate with Magnitude or Kiwibox in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party.

ARTICLE 9
CONDITIONS TO OBLIGATION TO CLOSE

9.1 Assumption of Kiwibox Liabilities by Magnitude. Magnitude shall pay for only such liabilities as defined in Exhibit M hereto.

9.2 Conditions to Obligation of Magnitude and Subsidiary.

The obligations of Magnitude and Subsidiary to consummate the transactions to be performed by them in connection with the Closing are subject to satisfaction of the following conditions:

(a)	the representations and warranties set forth in Article 4 above shall be true and correct in all material respects at and as of the Closing Date;

(b)	Kiwibox shall have performed and complied with all of its covenants hereunder in all material respects through the Closing, including Article 4 hereby;

(c)
no action, suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (i) prevent consummation of any of the transactions contemplated by this Agreement; (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation; or (iii) affect materially and adversely the right of Kiwibox to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

(d)	Kiwibox shall have delivered to Magnitude a certificate to the effect that each of the conditions specified above in paragraphs 9.2 (a) through (c) is satisfied in all respects;

(e)
all actions to be taken by Kiwibox in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Magnitude.

(f)	Kiwibox shall have delivered to Magnitude its audited financial statements for the fiscal years ended December 31, 2006 and 2005.

(g)	Kiwibox and/or the Kiwibox Shareholders shall pay the fees and transfer the Magnitude Common Shares to Southridge in satisfaction of their commitment set forth in Article 4.6.

9.3 Conditions to Obligation of Kiwibox and the Kiwibox Shareholders.

The obligation of Kiwibox and the Kiwibox Shareholders to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

(a)	the representations and warranties set forth in Articles 5 and 6 above shall be true and correct in all material respects at and as of the Closing Date;

(b)	Magnitude shall have performed and complied with all of their covenants hereunder in all material respects through the Closing;

(c)
no action, suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (i) prevent consummation of any of the transactions contemplated by this Agreement; or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

(d)	Magnitude shall have delivered to Kiwibox a certificate to the effect that each of the conditions specified above in paragraphs 9.3 (a) through (c) is satisfied in all respects;

(e)
all actions to be taken by Magnitude in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Kiwibox.

(f)
Magnitude shall have provided documentary evidence that it has the sum of $3.5 million in a bank account in satisfaction of its commitment set forth in Article 3.5, including the commitment to show that such amount is not subject to any claims of creditors of Magnitude or any of its affiliates.

(g)	The representations, warranties and covenants of the parties contained in Articles 4, 5, 6, 7 and 8 of this Agreement shall survive the Closing hereunder.

(h)	Magnitude shall have paid the legal fees incurred by Kiwibox and the Kiwibox Shareholders in satisfaction of its commitment set forth in Article 3.6.

(i)	Magnitude shall pay the fees and issue the Magnitude Common Shares to Southridge in satisfaction of its commitment set forth in Article 5.6.

ARTICLE 10
TERMINATION

This Agreement may be terminated:

(a) by the mutual written consent of Magnitude and Kiwibox;

(b) by Magnitude, in the event that any of the conditions to obligation to close enumerated in Section 9.2 have not been satisfied or waived by Magnitude in writing at or prior to the Closing;

 (c) by Kiwibox and the Kiwibox Shareholders, in the event that any of the conditions to obligation to close enumerated in Section 9.3 have not been satisfied or waived by Kiwibox and the Kiwibox Shareholders, in writing, at or prior to the Closing;

(d) automatically, in the event that the Closing has not occurred on or before April 30, 2007 unless extended by mutual agreement of the parties.

In the event of the termination of this Agreement in accordance with the provisions of this Article 10: this Agreement shall forthwith become null and void and there shall be no liability or obligation on the part of Magnitude, Kiwibox or the Kiwibox Shareholders or their respective officers and directors, and; the parties shall cooperate to rescind any corporate filings made with the Secretary of State, State of Delaware, if filed.

ARTICLE 11
MISCELLANEOUS

11.1 Further Assurances

From time to time, as and when required by Magnitude, Kiwibox and/or the Kiwibox Shareholders shall execute and deliver on behalf of Kiwibox such deeds and other instruments, and shall take or cause to be taken by it such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Kiwibox and to otherwise carry out the purposes of this Agreement. The officers and directors of Kiwibox are fully authorized in the name and on behalf of Kiwibox to take any and all such action and to execute and deliver any and all such deeds and other instruments.

11.2 Agreement

Executed copies of this Agreement will be on file at the principal place of business of Magnitude at 1250 Route 28, Suite 309, Branchburg, New Jersey 08876, and copies thereof will be furnished to any stockholder of a Constituent Corporation, upon request at such shareholder’s cost. Magnitude shall be responsible for all post-closing filings with any and all state and federal agencies.

11.3 No Third-Party Beneficiaries.

This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

 11.4 Entire Agreement.

This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, Letter of Intent, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

11.5 Succession and Assignment.

This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of the other Parties.

11.6 Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

11.7 Headings.

The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

11.8 Notices.

All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to Magnitude:	Magnitude Information Systems, Inc. 1250 Route 28 Suite 309
Branchburg, New Jersey 08876 With a copy to: Joseph J. Tomasek, Esq. 77 North Bridge Street Somerville, New Jersey 08876

To Kiwibox:	Kiwi Media, Inc.
330 West 38th Street
Suite 1607 New York, NY 10018 With a copy to: Gary Adelman, Esq. Barton Barton & Plotkin, LLP 420 Lexington Avenue, 18th Floor New York, New York 10170

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

11.9 Governing Law.

This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

11.10 Amendments and Waivers.

No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each of the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

11.11 Severability.

Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

11.12 Expenses.

Each of the Parties will bear its own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, except, however, Magnitude agrees to pay Kiwibox’s legal fees and consultant fees in accordance with Articles 3.6 and 5.6, respectively. Any sales tax, filing or recording fees or similar expense shall be paid by Magnitude.

11.13 Construction.

The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

11.14 Status.

Nothing contained in this Agreement shall cause a Party to be deemed an agent, employee, franchisee, joint venture, partner or legal representative of any other Party, and no Party shall purport to act in any such capacity for any other Party.

11.15 Arbitration.

Any and all disputes arising out of or relating to this Agreement shall be resolved by arbitration. All arbitration hereunder will be conducted by the American Arbitration Association (“AAA”). If the AAA is dissolved, disbanded or becomes subject to any state or federal bankruptcy or insolvency proceeding, the parties will remain subject to binding arbitration which will be conducted by a mutually agreeable arbitral forum. The parties agree that all arbitrator(s) selected will be attorneys with at least five (5) years securities and corporate reorganization experience. The arbitrator(s) will decide if any inconsistency exists between the rules of any applicable arbitral forum and the arbitration provisions contained herein. If such inconsistency exists, the arbitration provisions contained herein will control and supersede such rules. The site of all arbitration proceedings will be in the State, City and County of New York in which AAA maintains a regional office. Any arbitration award rendered shall be final, conclusive and binding upon the Parties hereto, and a judgment thereon may be entered in any court of competent jurisdiction. Notwithstanding anything set forth in this Article 11.15 to the contrary, the Parties shall have the right to seek injunctive or similar relief in any Federal or State Court in the City and State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be signed by their respective officers thereunto duly authorized as of the date first written above.

ATTEST:	MAGNITUDE INFORMATION SYSTEMS, INC.

By:
Joerg H. Klaube, Secretary		Edward L. Marney, CEO and President

ATTEST:	MAGNITUDE OPERATIONS, INC. (In Organization)

By:
Joerg H. Klaube, Secretary		Edward L. Marney, CEO and President

ATTEST:	KIWIBOX MEDIA, INC.

By:
, Secretary		Lin Dai, President

WITNESS:	KIWIBOX SHAREHOLDERS:

Lin Dai, Shareholder

WITNESS:

Ivan Tumanov, Shareholder

WITNESS:

Michael Howard, Shareholder

EXHIBIT A
CERTIFICATE OF MERGER
(TO BE PROVIDED PRIOR TO CLOSING)

EXHIBIT B
CERTIFICATE OF INCORPORATION OF KIWIBOX MEDIA INC.

EXHIBIT C
ARTICLES OF INCORPORATION OF SUBSIDIARY
(TO BE PROVIDED PRIOR TO CLOSING)

EXHIBIT D
BYLAWS OF KIWIBOX MEDIA INC.

EXHIBIT E
FORM OF KIWIBOX SHAREHOLDER EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (the "Agreement"), dated January __, 2007

By and Between:

MAGNITUDE INFORMATION SYSTEMS, INC., a Delaware corporation (the "Company" or the “Employer"),

AND

___________________________, an individual having an address at

_____________________________________ and one of three (3) shareholders of Kiwibox Media, Inc. ("Executive")

WHEREAS, the Company desires to hire the Executive and employ him in the position of Executive Officer; and

WHEREAS, Executive has agreed to serve as the Company’s Executive Officer, pursuant to the terms and conditions set forth herein.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Executive and the Company hereby agree as follows:

ARTICLE 1

EMPLOYMENT

1.1 Employer hereby hires the Executive as the Executive Officer of the Company and Executive hereby affirms and accepts such positions and employment by Employer for the Term (as defined in Article 3 below), upon the terms and conditions set forth herein.

1.2 The Employer shall utilize its best efforts to cause its Board of Directors to appoint one of the three Kiwibox Shareholders as a member of the Employer's Board of Directors throughout the Term.

ARTICLE 2

DUTIES

During the Term, Executive shall serve Employer faithfully, diligently and to the best of his ability, under the direction and supervision of the Board of Directors of Employer ("Board of Directors") and shall use his best efforts to promote the interests and goodwill of Employer and any affiliates, successors, assigns, parent corporations, subsidiaries, and/or future purchasers of Employer. Executive shall render such services during the Term at Employer's principal place of business or at such other place of business as may be determined by the Board of Directors, as Employer may from time to time reasonably require of him, and shall devote all of his business time to the performance thereof. Executive shall have those duties and powers as generally pertain to each of the offices of which he holds, as the case may be, subject to the control of the Board of Directors. Employer and Executive also agree that Employer shall utilize its best efforts to have its Board of Directors appoint one of the three Kiwibox Shareholders to be a member of the Employer's Board of Directors during the Term.

ARTICLE 3

TERM

The term of this Agreement (the "Term") shall commence on the date hereof (the "Effective Date"), and continue thereafter for a term of two (2) years, as may be extended or earlier terminated pursuant to the terms and conditions of this Agreement. The Term is renewable upon the agreement of the parties hereto.

ARTICLE 4

COMPENSATION

4.1 Salary and Equity Compensation

(a) In consideration of Executive's services to Employer, Employer shall pay to Executive an annual base salary (the "Base Salary") of One Hundred Fifty Thousand Dollars ($150,000.00), payable in equal installments at the end of each regular payroll accounting period as established by Employer, or in such other installments upon which the parties hereto shall mutually agree, and in accordance with Employer's usual payroll procedures, but no less frequently than monthly.

(b) In addition to the Base Salary, Employer shall pay to Executive an annual bonus, based upon the attainment of certain business goals (the “Performance Bonus”), equal to (i) $100,000 in the event the Kiwi Business has received no less than an average 215,000 Unique Visitors during either the 10th, 11th or 12th month of the first year of the term or $316,000 in gross revenues within the 12 moth period following the Effective Date, or (ii) $50,000 in the event the Kiwi Business has received at least an average 175,000 but less than an average 215,000 Unique Visitors during either the 10th, 11th or 12th month of the first year of the term or at least $237,000 in gross revenues but less than $316,000 within the 12 moth period following the Effective Date, and: (x) $100,000 in the event the Kiwi Business has received no less than an average 550,000 Unique Visitors during either the 22nd, 23rd or 24th month of the second year of the term or $1,961,000 in gross revenues within the 12 moth period following the first anniversary of the Effective Date, or (ii) $50,000 in the event the Kiwi Business has received at least an average 415,000 but less than an average 550,000 Unique Visitors during either the 22nd, 23rd or 24th month of the second year of the term or at least $1,500,000 in gross revenues but less than $1,961,000 within the 12 month period following the first anniversary of the Effective Date.

(c) In addition to the Base Salary and Executive’s right to earn the Performance Bonus, Employer shall issue to Executive a Stock Option to purchase 7,500,000 shares of the Employer's common stock, at an exercise price equal to Employer's common stock fair market value as of the date of this Agreement (the "Stock Option"). The Stock Option shall vest (i.e., become exercisable) in three installments, as follows: One half of the Stock Options shall vest on the first anniversary date of the Effective Date; an additional quarter of the Stock Option shall vest on each of the 18th month and second anniversaries of the Effective Date. Executive must be continuously a full-time employee of the Company through the time he exercises part or all of the Stock Option, except, however, in the event this Agreement is terminated by the Executive for a Good Reason, as defined in Article 10.1 and 10.2 below, or by the Employer without Cause, as defined in Article 10.3 below, in which cases the Stock Option shall immediately and fully vest upon such termination provided further that the events surrounding any such termination have not been the subject of any claim, proceeding or lawsuit by either the Executive or the Company in which further case the Stock Option shall only vest upon final adjudication, determining that such termination was a valid termination by the Executive for Good Reason or by the Employer without Cause pursuant to the applicable above referenced articles of this Agreement. The Stock Option shall be deemed a non-qualified stock option (i.e., not an ISO).

(d) In addition to the Base Salary, the Stock Option and the Executive’s right to earn the Performance Bonus, Employer shall issue to Executive a second Stock Option to purchase 3,000,000 shares of the Employer's common stock, at an exercise price equal to the “Market Price” of the Company’s publicly traded common shares. “Market Price” means the average sales price of a Company common share for the twenty (20) successive trading days immediately preceding the Closing, as recorded by the Electronic Bulletin Board, over-the-counter market~~.~~ and which shall vest based upon the attainment of certain business goals (the "Performance Stock Option"). The Performance Stock Option shall vest (i.e., become exercisable) in two installments: 1,500,000 upon the first anniversary of the Effective Date, provided that the Kiwi Business has received no less than an average 215,000 Unique Visitors during either the 10th, 11th or 12th month of the first year of the term or $316,000 in gross revenues within the 12 month period following the first anniversary of the Effective Date, and; one half upon the second anniversary date of the Effective Date, provided that the Kiwi Business has received an average of at least 550,000 Unique Visitors during either the 22nd, 23rd or 24th month of the second year of the term or $1,961,000 in gross revenues within the 12 moth period following the first anniversary of the Effective Date. Executive must be continuously a full-time employee of the Company through the time he exercises part or all of the Performance Stock Option, except, however, in the event this Agreement is terminated by the Executive for a Good Reason, as defined in Article 10.1 and 10.2 below, or by the Employer without Cause, as defined in Article 10.3 below, in which cases the Performance Stock Option shall immediately and fully vest upon such termination provided further that the events surrounding any such termination have not been the subject of any claim, proceeding or lawsuit by either the Executive or the Company in which further case the Performance Stock Option shall only vest upon final adjudication, determining that such termination was a valid termination by the Executive for Good Reason or by the Employer without Cause pursuant to the applicable above referenced articles of this Agreement. The Performance Stock Option shall be deemed a non-qualified stock option (i.e., not an ISO). A “Unique Visitor” is a person who visits a Kiwibox website during any month during the term of this Agreement.

(e) Executive hereby acknowledges that the Stock Option, the performance Stock Option and the shares issuable upon the exercise thereof shall be "restricted securities" as such term is defined under Rule 144, unless and until an effective registration covering these shares takes place, promulgated under the Securities Act of 1933, as amended (the "1933 Act"); that the Executive hereby represents that he shall accept such compensation and has no present intent to distribute or transfer such securities; that such securities shall bear the appropriate restrictive legend providing that they may not be transferred except pursuant to the registration requirements of the 1933 Act or pursuant to exemptions therefrom, and; the Executive further acknowledges that he may be required to hold such securities for an indeterminable amount of time.

Benefits

4.2 Executive shall be entitled to participate in all medical and other executive benefit plans, including four (4) weeks vacation, sick leave, retirement accounts and other executive benefits provided by Employer to any of the other senior officers of the Employer on terms and conditions no less favorable than those offered to such senior officers. Such participation shall be subject to the terms of the applicable plan documents and Employer's generally applicable policies.

4.3 Expense Reimbursement

Employer shall reimburse Executive for reasonable and necessary expenses incurred by him on behalf of Employer in the performance of his duties hereunder during the Term, including any and all travel and entertainment expenses related to the Employer's business in accordance with Employer's then customary policies, provided that such expenses are adequately documented.

ARTICLE 5

OTHER EMPLOYMENT

During the Term, Executive shall devote all of his business and professional time and effort, attention, knowledge, and skill to the management, supervision and direction of Employer's business and affairs as Executive's highest professional priority. Employer shall be entitled to all benefits, profits or other remuneration arising from or incidental to all work, services and advice performed or provided by Executive. Nothing in this Agreement shall preclude Executive from:

(a) serving as a director or member of a committee of any organization or corporation involving no conflict of interest with the interests of Employer, provided that Executive must obtain the prior written approval of the independent members of the Board;

(b) serving as a consultant in his area of expertise (in areas other than in connection with the business of Employer), to government, industrial, and academic panels provided that only de minimis time shall be devoted thereto and Executive must obtain the prior written approval of the independent members of the Board of Employer and where it does not conflict with the interests of Employer, provided that such written consent shall not be unreasonably withheld, delayed or conditioned; and

(c) managing his personal investments or engaging in any other non-competing business; provided that such activities do not materially interfere with the regular performance of his duties and responsibilities under this Agreement.

ARTICLE 6

CONFIDENTIAL INFORMATION/INVENTIONS

Confidential Information

6.1 Executive shall not, in any manner, for any reasons, either directly or indirectly, divulge or communicate to any person, firm or corporation, any confidential information concerning any matters not generally known in the website industry (the "Website Industry") or otherwise made public by Employer which affects or relates to Employer's business, finances, marketing and/or operations, research, development, inventions, products, designs, plans, procedures, or other data (collectively, "Confidential Information") except in the ordinary course of business or as required by applicable law. Without regard to whether any item of Confidential Information is deemed or considered confidential, material, or important, the parties hereto stipulate that as between them, to the extent such item is not generally known in the Website Industry, such item is important, material, and confidential and affects the successful conduct of Employer's business and goodwill, and that any breach of the terms of this Section 6.1 shall be a material and incurable breach of this Agreement. Confidential Information shall not include: information in the public domain other than because of a breach of this Agreement.

Documents

6.2 Executive further agrees that all documents and materials furnished to Executive by Employer and relating to Employer's business or prospective business are and shall remain the exclusive property of Employer. Executive shall deliver all such documents and materials, and all copies thereof and extracts therefrom, to Employer upon demand therefor and in any event upon expiration or earlier termination of this Agreement.

Inventions and Intellectual Property

6.3 All ideas, inventions, and other developments or improvements conceived or reduced to practice by Executive, alone or with others, during the Term of this Agreement, whether or not during working hours, that are within the scope of the business of Employer or that relate to or result from any of Employer's work or projects or the services provided by Executive to Employer pursuant to this Agreement, shall be the exclusive property of Employer. Executive agrees to assist Employer, at Employer's expense, to obtain patents and copyrights on any such ideas, inventions, writings, and other developments, and agrees to execute all documents necessary to obtain such patents and copyrights in the name of Employer. Exhibit A attached to and incorporated by reference into this Agreement is a list of assets owned by the Kiwibox Shareholders, are not related to the business of Kiwibox Media, Inc. and which are not within the scope of this Article 6.3

Disclosure

6.4 During the Term, Executive will promptly disclose to the Board of Directors full information concerning any interest, direct or indirect, of Executive (as owner, shareholder, partner, lender or other investor, director, officer, executive, consultant or otherwise) or any member of his immediate family in any business that is reasonably known to Executive to purchase or otherwise obtain services or products from, or to sell or otherwise provide services or products to, Employer or any of their suppliers or customers.

ARTICLE 7

COVENANT NOT TO COMPETE

7.1 No Competitive Activities. Except as expressly permitted in Article 5 above, during the Term, Executive shall not engage in any activates that are competitive with the actual or prospective business of the Company, including without limitation: (a) engaging directly or indirectly in any business substantially similar to any business or activity engaged in (or proposed to be engaged in) by Employer, including and not limited to business that relates to the Website Industry; (b) engaging directly or indirectly in any business or activity competitive with any business or activity engaged in (or proposed to be engaged in) by Employer; (c) soliciting or taking away any executive, employee, agent, representative, contractor, supplier, vendor, customer, franchisee, lender or investor of Employer, or attempting to so solicit or take away; (d) interfering with any contractual or other relationship between Employer and any executive, employee, agent, representative, contractor, supplier, vendor, customer, franchisee, lender or investor; or (e) using, for the benefit of any person or entity other than Employer any Confidential Information of Employer.

7.2 The foregoing covenant prohibiting competitive activities shall survive the termination of this Agreement, and shall extend, and shall remain enforceable against Executive, for the period of two (2) years following the date this Agreement is terminated. In addition, during the two-year period following such expiration or earlier termination, neither Executive nor Employer shall make or permit the making of any negative statement of any kind concerning Employer or their affiliates, or their directors, officers or agents or Executive.

ARTICLE 8

SURVIVAL

Except as otherwise provided, Executive agrees that the provisions of Articles 6, 7, 8 and 9 shall survive expiration or earlier termination of this Agreement for any reasons whether voluntary or involuntary, with or without Cause, and shall remain in full force and effect thereafter.

ARTICLE 9

INJUNCTIVE RELIEF

Executive acknowledges and agrees that the covenants and obligations of Executive set forth in Articles 6 and 7 with respect to non-competition, non-solicitation, confidentiality and Employer's property relate to special, unique and extraordinary matters and that a violation of any of the terms of such covenants and obligations will cause Employer irreparable injury for which adequate remedies are not available at law. Therefore, Executive agrees that if Executive breaches this Agreement than Employer shall be entitled to apply for an injunction, restraining order or such other equitable relief as a court of competent jurisdiction as limited by Section 13.3 may deem necessary or appropriate to restrain Executive from committing any violation of the covenants and obligations referred to in this Article 9. Executive shall have the right to appeal from such injunction or order and to seek reconsideration. These injunctive remedies are cumulative and in addition to any other rights and remedies Employer may have at law or in equity.

ARTICLE 10

TERMINATION

Termination by Executive

10.1 Executive may terminate this Agreement for Good Reason at any time upon 30 days' written notice to Employer, provided the Good Reason has not been cured within such period of time. In addition, Executive may terminate this agreement anytime, upon providing a 60 days' written notice.

Good Reason

10.2 In this Agreement, "Good Reason" means, without Executive's prior written consent, the occurrence of any of the following events, unless Employer shall have fully cured all grounds for such termination within thirty (30) days after Executive gives notice thereof:

(i) any reduction in his then-current Salary or benefits, other than in connection with a percentage pay cut that is applicable to all senior executives and which is the same percentage for all such persons or in connection with a general reduction in benefits;

(ii) any material failure to timely grant, or timely honor, the Stock Option set forth in Article 4.1;

(iii) failure to pay or provide required expenses;

(iv) Any diminution in authority or responsibility to a non-executive position;

The written notice given for Good Reason by Executive to Employer shall specify in reasonable detail the cause for termination, and such termination notice shall not be effective until thirty (30) days after Employer's receipt of such notice, during which time Employer shall have the right to respond to Executive's notice and cure the breach or other event giving rise to the termination.

Termination by Employer

10.3 Employer may terminate its employment of Executive under this Agreement with or without Cause at any time by written notice to Executive. For purposes of this Agreement, the term Cause for termination by Employer shall be (a) a conviction of or plea of guilty or nolo contendere by Executive to a felony, or any crime involving fraud, securities laws violations, embezzlement or moral turpitude; (b) the refusal by Executive to perform his material duties and obligations hereunder or to follow the proper instructions of the Board of Directors; (c) Executive's willful or intentional misconduct in the performance of his duties and obligations; (d) conduct that is known or that should have been known by Executive to be detrimental to the best interests of the Company, as determined by the independent members of the board; (e) if Executive or any member of his family makes any personal profit arising out of or in connection with a transaction to which Employer is a party or with which it is associated without making disclosure to and obtaining the prior written consent of the independent members of the Board; or (f) the entry by the Securities and Exchange Commission or a self-regulatory organization of a consent decree relating to a securities law violation by Executive. The written notice given hereunder by Employer to Executive shall specify that it is without Cause or if it is with Cause shall specify in reasonable detail the cause for termination. For purposes of this Agreement, "family" shall mean "immediate family" as defined in the rules of the Securities and Exchange Commission. In the case of a termination for the causes described in (a), (d) and (e) above, such termination shall be effective upon receipt of the written notice. In the case of the causes described in (b) and (c) above, such termination notice shall not be effective until thirty (30) days after Executive's receipt of such notice, during which time Executive shall have the right to respond to Employer's notice and cure (if curable) the breach or other event giving rise to the termination. In the case of termination without Cause, such termination notice shall not be effective until thirty (30) days after Executive's receipt of such notice.

Severance

10.4 Upon a termination of this Agreement with Good Reason by Executive or without cause by Employer, Employer shall pay to Executive all accrued and unpaid compensation and expense reimbursement, as of the date of such termination and the "Severance Payment." The Severance Payment shall be payable in a lump sum, subject to Employer's statutory and customary withholdings. The Severance Payment shall be paid by Employer within thirty (30) business days of the expiration of any applicable cure period. The "Severance Payment" shall equal the total amount of the Salary payable to Executive under Section 4.1 of this Agreement for a period of one (1) year.

Termination Upon Death

10.5 If Executive dies during the Term , this Agreement shall terminate, except that Executive's legal representatives shall be entitled to receive any earned but unpaid compensation or expense reimbursement due hereunder through the date of death.

Termination Upon Disability

10.6 If, during the Term , Executive suffers and continues to suffer from a "Disability" (as defined below), then Employer may terminate this Agreement by delivering to Executive ten (10) calendar days' prior written notice of termination based on such Disability, setting forth with specificity the nature of such Disability and the determination of Disability by Employer. For purposes hereof, "Disability" means "permanent and total disability" as defined in Section 22(e)(3) of the Internal Revenue Code. Upon any such termination for Disability, Executive shall be entitled to receive any earned but unpaid compensation or expense reimbursement due hereunder through the date of termination and the Severance Payment.

ARTICLE 11

PERSONNEL POLICIES, CONDITIONS, AND BENEFITS

Except as otherwise provided herein, Executive's employment shall be subject to the personnel policies and benefit plans which apply generally to Employer's Executives as the same may be interpreted, adopted, revised or deleted from time to time, during the Term of this Agreement, by Employer in its sole discretion. During the Term hereof, Executive shall be entitled to vacation during each year of the Term at the rate of four (4) weeks per year. Within 30 days after the end of each year of the Term, Employer shall elect to (a) carry over and allow Executive the right to use any accrued and unused vacation of Executive, or (ii) pay Executive for such vacation in a lump sum in accordance with its standard payroll practices. Executive shall take such vacation at a time approved in advance by the Board of Directors of Employer, which approval will not be unreasonably withheld but will take into account the staffing requirements of Employer and the need for the timely performance of Executive's responsibilities.

ARTICLE 12

BENEFICIARIES OF AGREEMENT

This Agreement shall inure to the benefit of the parties hereto, their respective heirs, successors and permitted assigns.

ARTICLE 13

GENERAL PROVISIONS

No Waiver

13.1 No failure by either party to declare a default based on any breach by the other party of any provisions of this Agreement, nor failure of such party to act quickly with regard thereto, shall be considered to be a waiver of any such breach, or of any future breach.

Modification

13.2 No waiver or modification of this Agreement or of any covenant, condition, or limitation herein contained shall be valid unless in writing and duly executed by the parties to be charged therewith.

Submission to Jurisdiction; Consent to Service of Process.

13.3 Submission to Jurisdiction; Consent to Service of Process. This Agreement shall be governed in all respects, by the laws of the State of New York, including validity, interpretation and effect, without regard to principles of conflicts of law. The parties hereto irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the state and federal courts in the State of New Jersey or in the State of New York for any lawsuits, actions or other proceedings arising out of or related to this Agreement and agree not to commence any lawsuit, action or other proceeding except in such courts. The parties hereto further agree that service of process, summons, notice or document by mail to their addresses set forth above shall be effective service of process for any lawsuit, action or other proceeding brought against them in any such court. The parties hereto irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding arising out of or related to this Agreement in such courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or proceeding brought in any such court has been brought in an inconvenient forum.

Entire Agreement

13.4 This Agreement embodies the whole agreement between the parties hereto regarding the subject matter hereof and there are no inducements, promises, terms, conditions, or obligations made or entered into by Employer or Executive other than contained herein.

Severability

13.5 In the event a court of competent jurisdiction determines that a term or provisions contained in this Agreement is overly broad in scope, time geographical location or otherwise, the parties hereto authorize such Court to modify and reduce any such term or provision deemed overly broad in scope, time, geographic location or otherwise so that it complies with then applicable law.

Headings

13.6 The headings contained herein are for the convenience of reference and are not to be used in interpreting this Agreement.

Independent Legal Advice

13.7 Employer and Executive each acknowledge that he or it has obtained legal advice concerning this Agreement.

No Assignment

13.8 No party may pledge or encumber its respective interests in this Agreement nor assign any of its rights or duties under this Agreement without the prior written consent of the other party.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.

EMPLOYER: MAGNITUDE INFORMATION SYSTEMS, INC.

By:
Edward Marney Title: President

EXECUTIVE:

By:
Name:

Exhibit “A”

Excluded Assets

Lin Dai:

K2 Entertainment, Inc. (k2ent.com)
Climax NYC Corp (climaxnyc.com, climaxvip.com, clubviplist.com, birthdaynyc.com)
NY Lounge Group, LLC
popdish.com
lindai.com
MetroFunk Corporation (metrofunk.com)

Mike Howard

beafreethinker.com/org
stopreproducing.com/net/org
extinctionsucks.com
unusedinventory.com
chillbars.com
letstalkstory.com
weevolve.com
loveandaloha.com
entertainmentfans.com
mikespad.com

Ivan Tumanov

Projects currently in progress

Tumanov.com - personal blog and project/CV listing site.

Datacup.com - a web development consultancy business I run with my brother - Konstantin Sykulev. The busines model revolves around getting undergraduate students from Carnegie Mellon University connected to freelancing opportunities in NYC. I have been doing a lot of freelancing work dba Datacup, and its set to become a LLP this month.

Devcup.com - a project/task/todo list management system centered on the needs of freelancers/software engineers with a focus on the David Allen “Getting Things Done” methodology.

Sharedbills.com - online bill sharing/splitting site with a business plan to provide ACH/CC rent payment to enable tenants/landlords sleep better at night.

Astrofuse.com - statistics analysis site which asks a number of survey questions of the visitors and tries to correlate the gathered data to astrological signs/chinese calendar/etc.

Wurather.com - a communal opinion gathering website - visitors submit “would you rather do X or Y” questions and other visitors answer the quesitons.

Flipvine.com - a collaborative writing system in which users write a story via a “grapewine” metaphore.

Introviews.com - a site where users can submit a questionaire to mail to their friends or celebrities.

Monthlier.com - a resolution/periodic reminder web tool which also correlates profiles of users with their tendency to resolve/decide to do a particular task.

Glamourite.com/Glamorite.com - I am the technical lead for this site. It is a blog that strives to be educated/intelligent with respect to the glamourous opportunities that are available to New Yorkers. The audience focus is women 21+ in NYC.

BurgadoProductions.com - an online casting portal run by Scott Maldonado in close association with FUSE. I am the lead developer on the project and I provide strategy/technical consulting as well.

Lindai.com/Studio560.com.- I provide technical support for this site.

ClimaxVIP.com/ClimaxNYC.com/ClubVIPList.com - I provide technical support and have a maintenance obligation to improve/maintain the site.

Mikespad.com/Thisbeat.com/Stopreproducing.com/net/org/Stopoverpopulation.com/net/org/Stopatone.com/Snowbirdsoftball.com//
Snowbirdlax.com/Snowbirdlacrosse.com/Runningdrunk.com/MineEndsIn.com/LoveAndAloha.com/LetsTalkStory.com/
KravetzDesign.com/Gleaming TheCube.com/ExtinctionSucks.com/Dontbeapawn.com/Chillbars.com/
BeAFreeThinker.com/org/AutoSecurityZone.com/8Million1.com/40Fridays.com - I provide technical support for these sites.

Elizabethdodson.com/LizDodson.com - I provide technical support for this site.

Greenorati.com - I provide technical support for this site.

Erinpapa.com - I provide technical support for this site.

Bellafashionista.com - I am the technical lead for this site.

LorisDiran.com - I provide technical support for this site.

AbbeyInTheCity.com - I provide technical support for this site.

GeniusNYC.com - I provide technical support for this site.

Sykulev.com/HookahGuru.com - I provide technical support for these sites.

DasilvaMakeup.com - I provide technical support for this site.

AndreaVenezia.com - I provide technical support for this site.

Pr.Estigio.Us/SanFranster.com/ManhattanIsAnIsland.com/Kurjakovic.com/FoodMetaCritic.com - I provide technical support for these sites.

EpiphanyFitness.com/EpiphanyFitnessStudio.com - I provide technical support for this site.

BlahaFamily.com/JDavidBlaha.com/FabricAndFoam.com/FabricOnARoll.com/FabricAndFoamSales.com/CigarForum.com/MedTechPro.com - I provide technical support for these sites.

Edykema.net - I provide technical support for this site.

Efrenkel.com - I provide technical support for this site.

Ptsdkc.com/BetaSigmaPikes.org - I provide technical support for these sites.

714park.com/Roselawn10.org - I provide technical support for this site.

SuperActionGuy.com/JesseAndrews.com - I provide technical support for this site.

Shearwatersailing.com/SailNYC.com - I provide technical support for these sites, and Datacup is working on the project.

TheHeyTeam.com/Flippixxx.com/Drunkofunko.com - I provide technical support for this site.

Tubugurl.com/Tubugirl.com/SusieIhm.com - I provide technical support for this site.

Vilsi.com - I provide technical support for this site, and Datacup is working on the project.

Wendywild.com / Radioactivewendy.com - I provide technical support for this site.

Willhaddad.com - I provide technical support for this site.

Projects for which support contracts cannot be terminated:

TradeTheNews.com - an obligation exists to support code written during a long-term freelancing project for the company.

eCamp.net - an obligation exists to support code in the eCamp.net registration system, CampKR.com point of sale system and the Insight image/camp data management and uploading system.

Colspace.com - ICE Report Engine component - an obligation exists to support code written by me.

PhdUS.com/ConsumerPoweredMedia.com - an obligation exists to support the Wordpress powered corporate blog sites I developed for these sites through Colspace.

ShearwaterSailing.com - an obligation exists to support code developed by Datacup for the site.

BurgadoProductions.com - an obligation exists to support code developed for the site.

ClimaxVIP.com/ClubVIPList.com/ClimaxNYCcom - an obligation exists to support code developed for the site.

EXHIBIT F

CERTIFICATE OF DESIGNATION FOR SERIES G PREFERRED STOCK

CERTIFICATE OF POWERS, DESIGNATIONS,
PREFERENCES AND RIGHTS OF THE SHARES
OF THE PREFERRED STOCK OF
MAGNITUDE INFORMATION SYSTEMS, INC.

To Be Designated
Series G Senior Convertible Preferred Stock

Magnitude Information Systems, Inc., a Delaware corporation (the “Corporation”), in accordance with Section 103 of the General Corporation Law of the State of Delaware (“DGCL”), by its President, does hereby certify that during a meeting on April __, 2007, the Board of Directors of the Corporation duly adopted the following resolutions providing for the issuance of a series of Preferred Stock to be designated Series G Senior Convertible Preferred Stock, par value $.001, and to consist of 43,610 shares:

RESOLVED, that the Corporation is hereby authorized to amend its Certificate of Incorporation and to file a Certificate of Designations of Preferred Stock to provide for 43,610 shares of Series G Senior Convertible Preferred Stock, $.001 par value, Stated Value of $11.46526 (“Series G Senior Preferred”), pursuant to the terms and conditions set forth in the Certificate of Designations;

RESOLVED, that the rights, privileges and limitations of each share of Series G Senior Preferred shall be as follows:

1. Issuance. The series of Preferred Stock designated as Series G Senior Preferred shall consist of 43,610 shares.

2. Dividends. The holders of said shares of Series G Senior Preferred shall not be entitled to receive any dividends.

3. Priority. The Series G Senior Preferred shall with respect to dividend rights rank junior to all classes and series of Common Stock, the Cumulative Preferred Stock, and the Series A, B, C, D, E and F Senior Convertible Preferred Stock, and, with respect to liquidation rights rank prior to all classes and series of Common Stock, the Cumulative Preferred Stock, and be on a par with the Series A, B, C, D, E and F Senior Convertible Preferred Stock.

4. Voting. Except as required by the DGCL and as provided in Section (7) below, the holders of said shares of Series G Senior Preferred shall not be entitled to any voting rights.

5. Cancellation. Shares of Series G Senior Preferred which have been issued and reacquired in any manner, including shares purchased or converted into Common Stock, exchanged or redeemed, shall be canceled on the books of the Corporation and shall not be considered outstanding for any purpose.

6. Liquidation. In the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or otherwise, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Series G Senior Preferred shall be entitled to receive, out of the remaining net assets of the Corporation, an amount equal to the Stated Value of $11.46526 for each share of Series G Senior Preferred held of record by such holder, payable in cash or in shares of stock, securities or other consideration, the value of which stock, securities or other consideration shall be fixed by the Board of Directors, provided, however, that such remaining net assets are sufficient to cover all the before mentioned payments and also like payments to holders of Series A, B, C, D, E and F Senior Preferred, before any distribution shall be made to the holders of Common Stock or Cumulative Preferred Stock of the Corporation. In case such remaining net assets are insufficient to cover all such payments to holders of Series A, B, C, D, E and F Senior Preferred, the holders of these series shall receive payments on a pro rata basis.

7. Cumulative Dividends. No cumulative dividends shall be payable on the Series G Senior Preferred Stock.

8. Mandatory Conversion. Upon the second anniversary date of that certain Agreement and Plan of Reorganization, dated February 19, 2007 by and between the Corporation, Magnitude Operations, Inc., a wholly owned subsidiary of the Corporation, Kiwibox Media Inc. and the Kiwibox Shareholders, the 43,610 shares of Series G Preferred shares issued to the Kiwibox Shareholders and representing the only outstanding shares of Series G Preferred shall be automatically converted into Common Stock of the Corporation in accordance with the terms set forth below. For all purposes under this Certificate, the 43,610 Series G Preferred shares shall have an aggregate conversion value of $500,000 (the “Conversion Value”) and shall be convertible into shares of the Common Stock of the Corporation, based upon the “Market Price”. The number of Common Shares of the Corporation to be issued in the automatic conversion shall be determined by dividing the Conversion Value of $500,000 by the Market Price of the common shares of the Corporation. The Market Price shall mean the average sales price of a Common Share of the Corporation during the twenty (20) successive trading days immediately preceding the second anniversary date of said Agreement as recorded by the Electronic Bulletin Board, over-the-counter stock market maintained by the NASD or such other stock market where the Common Stock of the Corporation are then traded. For example, if the Market Price is $.025 per share, then the Conversion Value would be 20,000,000 common shares which the Corporation would issue to the holders of the Series G Preferred, the Kiwibox Shareholders in proportion to their ownership of the 43,610 shares of the Series G Preferred Shares. For all purposes under this Certificate, the amount of Common Stock representing the Conversion Value shall not be less than 10,000,000 Common Shares of the Corporation notwithstanding the fact that the Market Price is determined to be above $.05 per share. The Common Shares of the Corporation issuable based upon the Conversion Value shall be issued by the Corporation to the holders of the 43,610 shares of the Series G Preferred, the Kiwibox Shareholders, within thirty days following the second anniversary date of the above identified Agreement, in proportion to the ownership of the 43,610 shares of the Series G Preferred Stock.

9. Anti-Dilution. In the event that, prior to the conversion of the Series G Senior Preferred Stock by the holder thereof into Common Stock of the Corporation, there shall occur any change in the outstanding shares of Common Stock of the Corporation by reason of the declaration of stock dividends, or through a re-capitalization resulting from stock splits or combinations, without the receipt by the Corporation of fair consideration therefore in the form of cash, services or property, the conversion ratio of the Series G Senior Preferred Stock into Common Stock of the Corporation provided for in Section (8) above shall be adjusted such that any holder of Series G Senior Preferred Stock converting such stock into Common Stock subsequent to such change in the outstanding shares of Common Stock of the Corporation shall be entitled to receive, upon such conversion, a number of shares of Common Stock of the Corporation representing the same percentage of common shares outstanding as represented by the shares that he would have received had he converted his Series G Senior Preferred Stock to Common Stock prior to such change in the outstanding shares of Common Stock of the Corporation.

IN WITNESS WHEREOF, we, the undersigned, have executed and subscribed this certificate on April __, 2007

Edward L. Marney, President

ATTEST:

Joerg H. Klaube, Secretary

EXHIBIT G
KIWIBOX BUSINESS PLAN

KIWIBOX MEDIA EXECUTIVE SUMMARY

Online social networks have made numerous headlines over the past few years with their sticky web-based community features and viral growth patterns. Social networking sites such as MySpace.com and Facebook.com have reached outstanding levels of popularity and command valuations well over $1 billion. To date these sites have focused on users entering college and beyond, leaving the 13-19 demographic untapped. The teenage population, as estimated by the census bureau, topped out at 34 million in the United States while spending over $175 billion in 2003 according to Teenage Research Unlimited. Today's teenagers are the first generation to grow up using the Internet for everything from entertainment and information, to shopping and communication.

Currently, including Kiwibox.com, there are about a dozen highly ranked web sites that are directed toward the teen audience. Although there are a number of players in this market no site has yet to dominate it. We believe the reason that no lead site has emerged is that the current sites either lack valuable content, social networking features, focus on narrow topics or lack the capital to execute. Following are some examples: Alloy.com is well known for its ecommerce and catalog sales capability, but the site significantly lacks in content and social networking features; Magazine based sites such as Seventeen.com or CosmoGirl.com deliver valuable content, however are severely lacking in community/networking facilities; Sites such as Student.com offer a fair balance of content and networking, however focus only on education, heavily limiting their intended audience. Although Kiwibox.com does deliver valuable content, powerful social networking features that coalesce a broad range of teen interests, the company has lacked the capital to fully execute.

For teens, the most sought after content is entertainment related news and products. Entertainment content coupled with the ability to share this content via a social network is the combination that put MySpace.com on the map. Although MySpace attracts a teenage audience this has not been their intent and this community mix of teen/adult has demonstrated that teens need an online place of their own. Teens and their parents are demanding a site focused on “teens only” that delivers exciting entertainment based content and social networking facilities so that they may build a “teenage world” of their own.

Therefore, the social networking site that is able to capture the teenage market, and grow with them as they enter subsequent life stages, college, adult, and work, by channeling them through a series of evolving age relevant social networking sites, will ultimately play the central role in this rapidly expanding and highly valued marketplace.

Kiwibox.com intends to be the dominant online social networking site for teens. There is currently no single online brand that is synonymous with the teenage demographic, and extending online capabilities to the mobile arena represents even greater opportunities. Kiwibox.com will be the primary social networking hub delivering relevant entertainment content and products to teens. By delivering highly personalized and automated aggregation of content and features, Kiwibox.com will be the “Box that aggregates all teen content and social networks” both online and mobile.

Additionally, through replicating and/or licensing the Kiwibox technology, the company will create additional web sites that continue to deliver appropriate life stage content, retaining the teen user as they age and enter new stages where interests change and community groups evolve.

Kiwibox.com has been a leading entertainment focused online social network and has targeted female teenagers between the ages of 13 - 19 since September 1999. Kiwibox.com has built its online brand utilizing a unique “For Teens By Teens” design methodology, and since inception Kwiwbox.com has been an industry leader in adopting user generated site content. By involving the teen user in the creation, editing and moderating of content Kiwibox.com has become the online destination for over 1.8 million registered members and 150,000 unique visitors monthly. We intend to leverage our extensive knowledge of user needs and habits and re-launch an immensely more powerful Kiwibox.com site focused on both the male and female demographic. Within twelve to fifteen months of the re-launch, we project the enhanced Kiwibox.com site to deliver over 100,000 new members monthly, and produce over 50 million page views per month.

Historically the bulk of Kiwibox revenues have been generated via advertising sales and email sponsorship programs. Although these revenues will continue to expand through increased user traffic, we anticipate additional revenue streams to develop, such as contextual and search based revenue programs like Google Adwords; pre-roll and post-roll sponsorships for video content; text and/or multimedia based advertising delivered to mobile devices; premium subscription revenue for certain mobile content or services; as well as integrated online/offline brand campaigns.

After the launch of the new web site, the company will begin releasing mobile-enabled versions of Kiwibox content and features in three stages. The final result will be one of the most advanced and integrated multimedia experience for teens both online and offline. With the explosion of the mobile industry, Kiwibox plans to capture the first mover advantage in this valuable teen market.

The combined technology online and offline will provide the foundation and revenue model for the creation of subsequent “Kiwi” sites targeted at different age and interest groups yielding exponential returns.

An initial investment of $3.5 million will support the company’s development during the first 18 months. The company anticipates that approximately $1,124,000 will be used to fund research and development activities, approximately $610,000 will be used for marketing, public relations and user acquisition, $517,500 will be used for business development and administrative staff and $287,500 will be utilized for content and graphic design. The remaining $961,000 will be used to fund business and technology infrastructure cost. The foregoing amounts represent the company’s best estimate of the use of the proceeds and the amounts actually expended for each purpose may vary.

As the Kiwibox.com networking site develops, multiple exit strategies will also develop. Media companies, such as Time Warner/Universal, and technology based companies, such as Google/ Yahoo, are vying for online market share.  With a targeted and loyal user base, Kiwibox will be positioned as an attractive acquisition for those firms looking to extend their reach in these online entertainment markets.

EXHIBIT H
SHAREHOLDERS AND THEIR OWNERSHIP OF KIWIBOX SHARES

Lin Dai: 17,600 Kiwibox shares
Michael Howard: 11,640 Kiwibox shares
Ivan Tumanov: 14,370 Kiwibox shares

EXHIBIT I
KIWIBOX FINANCIAL STATEMENTS
(ALREADY DELIVERED)

EXHIBIT J
KIWIBOX MATERIAL CONTRACTS

EXHIBIT K
MAGNITUDE FINANCIAL STATEMENTS
FOR THE QUARTER ENDED SEPTEMBER 30, 2006 AND
FOR THE YEAR ENDED DECEMBER 31, 2005.
(ALREADY DELIVERED)

EXHIBIT L
MAGNITUDE MATERIAL CONTRACTS
(ALREADY DELIVERED)

EXHIBIT M
LIST OF KIWIBOX LIABILITIES TO BE PAID BY MAGNITUDE

1. Legal Fees of Barton, Barton & Plotnik, LLP, up to $42, 500

2. Accounting Fees of J.H. Cohn up to $17,000

3. Investment Banking Fees of Southridge Investment Group, LLC of $15,000 and 2.5% of the stock transferable to the Kiwibox Shareholders pursuant to Article 3.2 hereof.

4. Up to $9,000 of American Express charges if related to business

EXHIBIT B

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE of INCORPORATION
OF
MAGNITUDE INFORMATION SYSTEMS, INC.

MAGNITUDE INFORMATION SYSTEMS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

FIRST: That by majority vote of the Director's of the Corporation at a duly organized meeting held on February 16, 2007, pursuant to Section 141 of the General Corporation law of the State of Delaware (the "DGCL"),and pursuant to the written consent of shareholders of the Corporation owning a majority of the Corporation's issued and outstanding common shares solicited through a Consent Solicitation ending June __, 2007, pursuant to Section 211 of the DGCL, for stockholders of record on February 6, 2006, pursuant to Section 213 of the DGCL, the following resolution was duly adopted:

RESOLVED, that the Board of Directors and the shareholders of the Corporation hereby declare it advisable and in the best interests of the Corporation that Article IV of the Corporation's Certificate of Incorporation, filed with the Secretary of State, State of Delaware on April 19, 1988, as amended (the "Certificate of Incorporation") be amended to read as follows:

FOURTH: The aggregate number of shares of all classes of stock which the Corporation is authorized to Issue 703,000,000 shares consisting of 700,000,000 shares of Common Stock, par value $.0001 per share, and  3 ,000,000 shares of Preferred Stock, par value $.001 per share.

SECOND: That the above stated amendment was approved by the Board of Directors of the Corporation by majority vote pursuant to Section 141 of the DGCL and by majority vote of the shareholders of the Corporation owning a majority of the Corporation's issued and outstanding common shares on April 7, 2007.

THIRD: That the above stated amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Edward L. Marney, a duly Authorized Officer, this __ day of June, A.D. 2007.

MAGNITUDE INFORMATION SYSTEMS, INC. By: ________________________________ Edward L. Marney, President

EXHIBIT C

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE of INCORPORATION
OF
MAGNITUDE INFORMATION SYSTEMS, INC.

MAGNITUDE INFORMATION SYSTEMS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

FIRST: That by majority vote of the Director's of the Corporation at a duly organized meeting held on February 16, 2007, pursuant to Section 141 of the General Corporation law of the State of Delaware (the "DGCL"),and pursuant to the written consent of shareholders of the Corporation owning a majority of the Corporation's issued and outstanding common shares solicited through a Consent Solicitation ending June __, 2007, pursuant to Section 211 of the DGCL, for stockholders of record on February 6, 2006, pursuant to Section 213 of the DGCL, the following resolution was duly adopted:

RESOLVED, that the Board of Directors and the shareholders of the Corporation hereby declare it advisable and in the best interests of the Corporation that Article IV of the Corporation's Certificate of Incorporation, filed with the Secretary of State, State of Delaware on April 19, 1988, as amended (the "Certificate of Incorporation") be amended to read as follows:

FIRST : That the name of the corporation shall be “KiwiAge Enterprises, Inc.”.

SECOND: That the above stated amendment was approved by the Board of Directors of the Corporation by majority vote pursuant to Section 141 of the DGCL and by majority vote of the shareholders of the Corporation owning a majority of the Corporation's issued and outstanding common shares on April 7, 2007.

THIRD: That the above stated amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Edward L. Marney, a duly Authorized Officer, this __ day of June, A.D. 2007.

MAGNITUDE INFORMATION SYSTEMS, INC. By: ________________________________ Edward L. Marney, President

EXHIBIT D

Company’s Annual Report on Form 10-KSB for the

Fiscal Year Ended December 31, 2007

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-KSB

☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Fiscal Year ended December 31, 2006

OR

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE OF 1934

For the Transition Period From ________________ to ________________

Commission File No. 33-20432

MAGNITUDE INFORMATION SYSTEMS, INC.
Exact Name of Registrant as Specified in its Charter

DELAWARE	75-2228828
State or Other Jurisdiction of	IRS Employer
Incorporation or Organization	Identification Number

1250 State Route 28, Ste. 309, Branchburg, New Jersey	08876
Address of Principal Executive Offices	Zip Code

(908) 879-2722
Registrants Telephone Number, Including Area Code

Securities Registered Pursuant to Section 12(b) of the Act:
NONE

Title of Each Class	Name of Each Exchange on Which Registered
NONE	NONE

Securities Registered pursuant to Section 12(g) of the Exchange Act:
Common Stock, par value $0.0001

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes ☒ No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-B is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. ☐

The Registrant’s revenues for the fiscal year ended December 31, 2006, were $47,701.

Common stock, par value $.0001 per share (“Common Stock”), was the only class of voting stock of the Registrant outstanding on March 20, 2007. Based on the closing price of the Common Stock on the OTC Electronic Bulletin Board as reported on March 20, 2007, ($0.05), the aggregate market value of the 164,898,074 shares of the Common Stock held by persons other than officers, directors and persons known to the Registrant to be the beneficial owners (as the term is defined under the rules of the Securities and Exchange Commission) of more than five percent of the Common Stock on March 20, 2007, was approximately $8,244,904. By the foregoing statements, the Registrant does not intend to imply that any of the officers, directors, or beneficial owners are affiliates of the registrant or that the aggregate market value, as computed pursuant to rules of the Securities and Exchange Commission, is in any way indicative of the amount which could be obtained for such shares of Common Stock.

As of March 17, 2007 227,379,014 shares of Common Stock, $.0001 par value, were outstanding.

DOCUMENTS INCORPORATED BY REFERENCE: SEE EXHIBIT INDEX

MAGNITUDE INFORMATION SYSTEMS, INC.

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PART I

ITEM 1: BUSINESS

The Company

Magnitude Information Systems, Inc. (the “Company” or “Magnitude”) was incorporated as a Delaware corporation on April 19, 1988 under the name Fortunistics Inc. On March 4, 1993, the Company changed its name to Whitestone Industries, Inc. On July 14, 1997, the Company changed its name to Proformix Systems, Inc., and on November 18, 1998, the Company changed its name to Magnitude Information Systems, Inc.

The Company’s primary product is an integrated suite of proprietary software modules marketed under the name ErgoEnterprise™ which are designed to help individual computer users and businesses increase productivity and reduce the risk of potentially preventable repetitive stress injury (RSI). These software modules can be applied individually or together in a comprehensive ergonomic and early intervention program that seeks to modify a user’s behavior by monitoring computer usage patterns over time and warning the user when to break a dangerous trend in repetitive usage of an input device, such as a keyboard or mouse. The product was developed to train people working on computers, monitor computer-use related activities and evaluate a user’s risk exposure and propensity towards injury or loss of effectiveness in connection with his/her day-to-day work. Moreover, the software enables a company to not only address the issue of health risks involving employees and to minimize resulting potential liabilities, but delivers a powerful tool to increase overall productivity.

Background

On June 24, 1997, the Company entered into an acquisition agreement whereby it acquired substantially all of the outstanding stock of Proformix, Inc., a Delaware corporation and manufacturer of ergonomic keyboarding systems. Proformix, Inc. in November 1998 changed its name to Magnitude, Inc. and is hereafter referred to as Magnitude, Inc. The business combination took the form of a reverse acquisition. The Company and Magnitude, Inc. remain as two separate legal entities whereby Magnitude, Inc. operates as a subsidiary of Magnitude Information Systems, Inc. On November 18, 1998, the Company sold Magnitude, Inc.’s hardware product line comprised of the ergonomic keyboard platform products and accessories, all related inventory and production tooling and warehousing assets, and all intellectual property rights including the Proformix name, to a Canadian company.

On February 2, 1998, the Company entered into an Agreement and Plan of Merger with Rolina Corporation, a privately held New Jersey software developing firm, and acquired the rights to certain software products, with such software products subsequently forming the basis for the further development of the Company’s proprietary ErgoEnterprise™ software system. The operations of Magnitude Information Systems, Inc. are currently comprised solely of the operations of Magnitude, Inc.

Subsequent to December 31, 2006, on February 19, 2007, the Company. signed an Agreement and Plan of Reorganization with the owners of a social networking website, to acquire their Kiwibox.com website and business. The Company is presently finalizing an exclusive licensing and support agreement with Imminent Technologies, Inc., licensing the rights to sell, support and further develop its ergonomic business and products. Imminent Technologies, Inc, the licensee, was organized by two former Company employees.

The Company is currently subject to the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934. The Company has the authority to issue an aggregate of Three Hundred Million (300,000,000) Common Shares, par value $.0001, and Three Million (3,000,000) Preferred Shares, par value $.001, of which at December 31, 2006, Two Thousand Five Hundred (2,500) were designated as Cumulative Preferred Shares, par value $.001; Three Hundred Thousand (300,000) were designated as Series A Senior Convertible Preferred Stock, par value $0.001; Three Hundred Fifty Thousand (350,000) were designated as Series B Senior Convertible Preferred Stock, par value $0.001; One Hundred Twenty Thousand (120,000) were designated as Series C Senior Convertible Preferred Stock, par value $0.001; Five Hundred Thousand (500,000) were designated as Series D Senior Convertible Preferred Stock, par value $0.001; and Five Hundred Thousand (500,000) were designated as Series E Senior Convertible Preferred Stock, par value $0.001.

As of December 31, 2006, there were outstanding 224,235,472 Common Shares, 1 Cumulative Preferred Share, and 109,857 Convertible Preferred Shares.

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Narrative Description of Business

Magnitude Information Systems, Inc. is a pioneer and leader in the ergonomic productivity software market. With its Anti-Injury™ software as represented by ErgoEnterprise™, an interactive suite of Windows™ software products, Magnitude has developed and delivered the first integrated systems approach to computer ergonomics. The Company’s patented proprietary software products provide business and government employers with a complete system for the evaluation and management of ergonomic and productivity risk factors with respect to the use of computers in the office environment. ErgoEnterprise™ is designed to help employers minimize preventable Repetitive Stress Injuries (“RSI”) and enhance productivity through:

•	Real-time monitoring of keyboarding activities to ensure proper posture and work pacing.

•	Pro-active dialogue with at-risk employees, including surveys and training in the best practices for wellness and productivity.

•	Strategic profiling and the management of computer use throughout an organization to employ best practices and to measure health, safety, and performance results.

•	Computer workstation assessment tools.

We have received a patent from the U.S. Patent and Trademark Office relative to certain core inventions within the ErgoEnterprise™ system and we have applied for several more patents for our products.

As the utilization of computers in the office has increased significantly in the last decade, so has the rate of health problems believed to be related to the use of computers. Computer ergonomics focus on optimizing the design of technology involved in the utilization of computers in the office, and also attempts to affect the manner in which people interact with computers, so as to minimize the associated health risks. A successful technology delivery system positively impacts the cost of doing business by improving the comfort, productivity, job satisfaction and safety of the computer user, while reducing the costs of absenteeism and work related disability.

Repetitive stress injury (RSI) is a classification of diseases caused by the excessive use of joints. It is a sub-classification of Cumulative Trauma Disorders (CTDs). RSI accounts for a large portion of work-related illnesses, and the incidence of RSI is expected to grow as the number of people operating keyboards increases. The impact of RSI is measured not only in the pain and suffering of its victims, but also in time lost from work, and medical costs. The Company’s software products are designed to help businesses deal with potentially preventable repetitive stress injuries, by real-time monitoring of keyboarding activities, pro-active dialog with at-risk employees, and strategic profiling and management of computer use throughout an organization.

A study released in January 2001 by the National Academy of Sciences, originally commissioned by Congress and produced by the National Research Council, finds that work-related back, hand and wrist injuries affect about 1 million U.S. workers every year. The total cost of the resultant disorders is between $45 billion and $54 billion in compensation, lost wages and lower productivity. Increased awareness of the health risks and associated costs led the State of California several years ago implement an ergonomic regulation which directs qualifying employers to establish and maintain a program designed to minimize RSI’s. Such program shall include work-site evaluation, control of the exposures that have caused RSI’s, and training of employees. State agencies and employers in California face fines of up to $25,000 per incident for violating these regulations. The State of Washington adopted similar regulations in 2000, and other states have indicated a willingness to follow suit. The Company believes that the growing recognition of these trends will give rise to a rapidly expanding market for the Company’s products.

The Industry

The Company operates in only one business segment: the development, marketing, and licensing of risk aversion and productivity enhancement software products for the computerized workplace environment. More specifically, the Company licensed highly sophisticated and proprietary software that provides computer based training, work pacing and monitoring tools, as well as a computer workstation assessment tool.

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Potential customers for the Company’s products are businesses of all sizes, as well as organizations and government departments and agencies that employ many staff in computer-related functions. The software industry in general is comprised of a remarkable variety of providers, ranging from small boutique-type designers to large international corporations. The Company operated primarily in the United States of America.

Products, Trademarks

The Company’s primary product is a suite of nine proprietary software modules marketed under the name ErgoEnterprise™ which are designed to help individual computer users and businesses deal with potentially preventable repetitive stress injury (RSI). The nine software modules can be applied individually or together in a comprehensive ergonomic and early intervention program that seeks to modify a user’s behavior by monitoring computer usage patterns over time and warning the user when to break a dangerous trend in repetitive usage of an input device, such as a keyboard or mouse. The product was developed to train people working on computers, monitor computer-use related activities and evaluate a user’s risk exposure and propensity towards injury or loss of effectiveness in connection with his/her day-to-day work. Moreover, the package enables a company to not only address the issue of health risks involving employees and to minimize resulting potential liabilities, but delivers a powerful tool to increase overall productivity.

The system is highly customizable for management, staff and employees. All components operate on any PC or workstation running the Microsoft Windows operating system. ErgoEnterprise™ was the first suite of software solutions that combines ergonomic remediation and productivity enhancement tools. Its nine component modules are described as follows:

ErgoTutor™ delivers a complete office ergonomics training course directly to employees at their desktop, and provides employees with clear initial awareness training as well as follow-up training for reinforcement of previously learned materials.

ErgoSURE™ is a postural assessment tool designed to allow the evaluation of employee posture while working at computers. It is an electronic version of the internationally accepted RULA (Rapid Upper Limb Assessment) system. This system, developed at the University of Nottingham’s Institute for Occupational Ergonomics in the U.K., allows users to survey a broad range of computer-related work activities involving repetitive motions, allowing the user to detect - and remedy - hazardous situations and conditions.

ErgoSurveyor™ is used to gather usage information from employee populations. Customized, professional quality surveys are designed to corporate specifications and gather important information that may be used to plan ergonomic and corporate business strategies. Responses to risk assessment surveys are gathered and compiled into a database that may be used to create comprehensive, customized reports.

UserNotes™ is an early reporting and “Rapid Response” Intervention tool designed to give employees a way to communicate discomfort to designated staff, allowing issues to be addressed earlier - at a lower cost and a higher likelihood of success. UserNotes is consistently available to everyone in the organization at the workstation or notebook with or without Internet access.

ErgoSentry® measures rest against work in real time, tracking keyboard and mouse activity independently. ErgoSentry’s patented algorithms, designed for prevention and control of RSI risk factors, monitor computer usage patterns over time and alert the user when to take micro-breaks, avoiding high-risk trends in keyboard or mouse usage through a unique and patented empowering feedback mechanism. Users are alerted to take these micro-breaks only when risk exposure exceeds configured limits.

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EMSAnalyzer™ is designed to measure, analyze and manage all aspects of day-to-day computer use. Raw actual data of normal, everyday use are gathered through ErgoSentry® and accumulated for standard and customized reports that track, analyze and qualify how employees are using their computer stations.

Guardian™ captures metrics on the frequency of keystroking and mousing during each minute throughout the day, and optionally tracks which applications and files users access.

ErgoQuiz™ is an electronic testing system used to assess ergonomic awareness and educate employees.

ErgoMap™ offers employees state of the art ergonomic training at the desktop.

Patents and New Products

ErgoSentry - Patent Granted:

In May 2000 the U.S. Patent and Trademark Office awarded the Company a patent which covers various innovations including a proven approach that helps computer users manage their activity to improve productivity and reduce the risk of repetitive motion injuries.

ErgoPal Introduced, Patent Pending:

New patent-pending ErgoPal software is a work pacing tool that helps users mitigate health risks and improve their productivity by gently alerting them to increases in stress and fatigue which are occurring before they realize it.

Studies Involving ErgoEnterprise™

Magnitude has conducted productivity studies using ErgoEnterprise™ at various client and prospect sites.

In July 1999, Cornell University released a study entitled “Effects of Ergonomic Management Software on Employee Performance,” a field experimental test of the effects of ErgoEnterprise on computer work activity. Professor Alan Hedge tested the effects of using Magnitude’s ergonomic work pacing software to monitor keyboard and mouse activity, and to provide computer users with information on appropriate, discretionary rest breaks. The software also provided information on stretching exercises, appropriate postures, and appropriate workstation adjustments. The Wall Street office of a nationwide insurance brokerage firm was chosen as the test site for this study.

Data gathered in the study covered 6,195 hours of computer usage, equivalent to 800 person/days of computer use. Participants used computers an average of 5.9 hours per day, and typed over 3,949,000 keystrokes during the course of the study. Employees at the site used their computers for much of the workday. The study evaluated the performance of 21 individuals including executives, administrators, customer service specialists, underwriters, and accountants.

Alerting users to take more short rest and break periods improved work accuracy, and did not impair overall keystroke and mouse usage. These study results agree with previous research. In addition, the study concluded that from an economic standpoint, the performance benefits that may accrue from using ErgoEnterprise indicate a return on investment of approximately 3 months.

One client, the California State Compensation Insurance Fund, conducted a survey using ErgoEnterprise in a pilot program from January 2000 - June 2000. The significant results of the study included:

•	A 50% reduction rate in the total number of Musculoskeletal Disorder (MSD) Claims.

[1]	Hedge, A. “Effects of Ergonomic Management Software on Employee Performance.” Cornell Human Factors Laboratory Technical Report /SP7991, Cornell University, July 1999.

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•	A reduction by between 20% and 80% of OSHA reported injuries.

•	The actual workers’ compensation savings in the pilot program was $120,000.

•	State Fund’s projected annual workers’ compensation cost savings was approximately $780,000.

•	There was a total participation of employees in Pilot Program

•	Employees postponed micro-breaks a maximum of nine minutes.

•	There was 100% employee satisfaction while using ErgoEnterprise.

•	Some employees used program to “warm up” prior to their beginning work

In February 2001, a study by Cornell/Lockheed Martin titled Ergonomic Management Software and Work Performance presented an ROI analysis to quantify the potential economic impact of a 59% improvement in keystroke accuracy for the test group. Based on a combination of factors including estimated hourly employee costs which include some of the following: wages, benefits, occupied internal floor space, pre-study hourly error costs, hourly savings per person, and the annual “per seat” cost of ErgoEnterprise, the study indicated that the breakeven/payback period is achieved in 25.1 hours of usage. Several large industrial clients already have named ErgoEnterprise “Best Practice”. The term “Best Practice” is an acknowledgement that a concept, process, or product is proven to produce the desired results and is applicable throughout the enterprise across organizational lines.

Business Strategy

The most important prospective customers for the Company’s products are large and medium companies, organizations, and governmental departments and agencies that have a relatively large staff working in computer-related functions. These entities not only are more cognizant of the health risks and negative effect on productivity associated with many of the traditional tools of the computerized workplace and therefore tend to be more receptive to new remedial solutions and alternatives based on the science of Ergonomics, but also have a significant exposure in terms of legal liabilities if they fail to act by addressing these potential risks. On an on-going basis, the increasing cost of workers compensation insurance creates a growing incentive to deal with the underlying causes.

Research and Development

The Company invested considerable resources in the further development of the overall ErgoEnterprise™ system and related product documentation and marketing collateral materials. In late summer 1997, the first official version of ErgoEnterprise™, Version 1.78, was released, followed by yearly upgrades since then.

The Company has expensed all expenditures related to the above efforts. Such expenses totaled approximately $75,998 for the year ended December 31, 2006, and $217,067 for the year ended December 31, 2005.

Competition

The ergonomic software products marketplace is served by a number of smaller software companies, none of which occupies a dominant position. For the most, these competitors market software products that address only one or a few of the task complexes covered by the Company’s products, without thereby offering a comparable breadth of function and integration in such areas as work-site evaluation, employee training and work pacing.

During fiscal year 2006, the Company was not aware of any products that compete - in terms of breadth of functionality - with the integrated software product suite that was marketed by the Company under the trade name ErgoEnterprise™.

Seasonality and Dependency

The industry segment in which the Company does business is not seasonal. The Company’s past revenues come primarily from smaller orders for pilot projects and field tests, and a limited number of individual larger orders where successfully completed pilot projects led to departmental or enterprise-wide deployment. The nature of the business does not usually involve repeat orders and therefore does not create dependency on a specific customer or group of customers. Employees

7

As of December 31, 2006, the Company employed 4 persons, of whom two were primarily engaged in sales and marketing, and two in general administrative and managerial functions. The Company has no collective bargaining agreements with its employees.

Subsequent Events - 2007

During the first quarter of fiscal year 2007, Company management concluded that the marketplace for the Company’s ergonomic software products was not developing, and would not develop to the material extent necessary in the next 12 to 24 months, to support and sustain the Company’s sales efforts. The continuing length of the sales cycle was increasing, impacted by the lack of our products’ acceptance in the marketplace. Although we sold our ergonomic software to a number of Fortune 500 companies, the Company’s goal to market its product line to ever increasing populations found in our corporate clients’ various business segments and divisions was not being realized. Absent an unambiguous commitment from our clients’ senior management, our ergonomic products often competed with more basic corporate needs in the recent and difficult economic climate. Accordingly, management determined that it would be in the best interests of the Company and its shareholders to identify another business opportunity and pursue it for the benefit of our shareholders. In 2006, Edward Marney became our President and Chief Executive Officer while our founder, Steven Rudnik resigned to pursue other ventures. During December, 2006, an investment banker introduced Company management to the owners of a social networking website known as Kiwibox.com. Following a period of mutual due diligence review by both parties, we signed an Agreement and Plan of Reorganization on February 19, 2007, pursuant to the principal terms of which the Kiwibox business will be merged into our subsidiary. In exchange for the Kiwibox business, we agreed

•	To issue $1,500,000 worth of our restricted common shares and $500,000 worth (conversion value) of our preferred stock to the three Kiwibox owners and to pay them $300,000 cash at closing;

•
To give each of the three Kiwibox owners a two-year employment agreement that will pay them each a base salary of $150,000 per year and 7,500,000 stock options, vesting over two years with the possibility of earning cash bonuses and 3,000,000 additional stock options each if certain business performance goals are reached within the two-year period.

We also have agreed to invest $3.5 million in the Kiwibox business over the course of eighteen months and have committed to raise these funds prior to closing. The closing of the Kiwibox transaction is scheduled to occur on or before April 30, 2007. We currently have approximately 297,000,000 common shares outstanding on a fully diluted basis. Accordingly, in addition to raising the $3.5 million, we must amend our Certificate of Incorporation to increase our authorized common shares from 300,000,000 to 600,000,000 common shares to have a sufficient number of common shares necessary to close the Kiwibox transaction.

ITEM 2: PROPERTIES

On September 1, 2006, the Company entered a three year lease (which can be terminated by either party after 12 months) for approximately 850 square feet of office space at 1250 Route 28, Suite 309, Branchburg, New Jersey. This lease agreement calls for a base rental payment of $1,103 per month plus utility/cam/property tax charges of approximately $600 per month, with nominal increases after years two and three.

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ITEM 3: LEGAL PROCEEDINGS

At the time of this report, the Company is not a party in any legal proceedings.

ITEM 4: SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No matters were submitted to a vote of the security holders during the fourth quarter of this fiscal period.

9

PART II

ITEM 5: MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

(a) Market Information

The Company’s common stock currently trades on the Electronic Bulletin Board of the OTC market, under the symbol MAGY. The following table sets forth, for the calendar quarters indicated, and for the last two years, the high and low sales prices for the Company’s common stock.

	OTC-BB
	Low/Bid	High/Ask
2005
First Quarter	$0.09	$0.16
Second Quarter	0.06	0.11
Third Quarter	0.05	0.08
Fourth Quarter	0.04	0.08
2006
First Quarter	$0.06	$0.12
Second Quarter	0.05	0.09
Third Quarter	0.03	0.06
Fourth Quarter	0.03	0.04

(b) Shareholders

As of March 20, 2007, there were approximately 400 shareholders of record for the Company’s Common Stock. The number of record holders does not include shareholders whose securities are held in street names.

(c) Dividends

The Company has not declared or paid, nor has it any present intention to pay, cash dividends on its Common stock. The Company is obliged to pay cash dividends on its outstanding convertible preferred stock and, under certain circumstances, on its outstanding cumulative preferred stock. See "DESCRIPTION OF CAPITAL STOCK" - "The Series A Stock", "The Series B Stock", "The Series C Stock", "The Series D Stock" and "The Series E Stock", below.

Recent Issues of Unregistered Securities

During the fourth quarter of 2006 the Company had issued the following unregistered securities:

(i) 25,900,000 shares of common stock accompanied by warrants for the purchase of 900,000 shares of common stock, exercisable at $0.08/share during three years, to four domestic accredited investors pursuant to private placement subscriptions under Section 4(2), Rule 506 of Regulation D and Regulation S of the Securities Act, which resulted in the receipt by the Company of $544,000 in cash, less $50,000 paid to a finder and less $19,988 assumed legal expenses;

(ii) 2,772,860 shares of common stock to three consultants and 450,000 shares to one director of the Company as part of their remuneration for services rendered.

(iii) 6,250,000 shares of common stock, 4,708,333 warrants, exercisable at prices between $0.05 and $0.15 per share and options for 1,403,542 shares, exercisable at $0.10 per share, to the former president and CEO of the Company as part of a settlement agreement reached in December 2006. The agreement also provided, in return for the issuance of such securities, the cancellation of a promissory note for $99,890 as well as the cancellation of accrued interest and other remuneration totaling $17,500.

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ITEM 6: SELECTED FINANCIAL DATA

Except for historical information, the Company's reports to the Securities and Exchange Commission on Form 10-KSB and Form 10-QSB and periodic press releases, as well as other public documents and statements, contain "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the statements. These risks and uncertainties include general economic and business conditions, development and market acceptance of the Company’s products, current dependence on the willingness of investors to continue to fund operations of the Company and other risks and uncertainties identified in the Company's reports to the Securities and Exchange Commission, periodic press releases, or other public documents or statements.

Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to republish or revise forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events.

The selected financial information presented below under the captions "Statement of Operations" and "Balance Sheet" for the years ended December 31, 2006 and 2005 is derived from the financial statements of the Company and should be read in conjunction with the financial statements and notes thereto.

The financial data are those of Magnitude Information Systems, Inc. including the operations of Magnitude, Inc. All inter-company accounts and transactions have been eliminated in consolidation.

SELECTED FINANCIAL DATA

December 31, 2006,
Balance Sheet
Total assets	$169,128
Current liabilities	2,674,613
Long-term debt	-
Working capital	(2,553,451)
Shareholders’ equity (deficit)	$(2,505,485)

	For the Year Ended December 31,
	2006	2005
Statement of Operations
Total revenues	$47,701	$189,552
Operating income (loss)	(3,716,867)	(2,410,670)
Net (loss)	(3,895,262)	(2,218,257)
Net (loss) after dividends
On Preferred Shares	(4,473,726)	(2,341,492)

Net loss per common share	$(0.03)	$(0.02)
Number of shares used in computing
per share data	170,692,731	138,097,577

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ITEM 7: MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

CAUTIONARY STATEMENT PURSUANT TO "SAFE HARBOR" PROVISIONS OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934

Except for historical information, the Company's reports to the Securities and Exchange Commission on Form 10-KSB and Form 10-QSB and periodic press releases, as well as other public documents and statements, contain "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the statements. These risks and uncertainties include general economic and business conditions, development and market acceptance of the Company’s products, and other risks and uncertainties identified in the Company's reports to the Securities and Exchange Commission, periodic press releases, or other public documents or statements.

Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to republish or revise forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events.

Results of Operations for the Year Ended December 31, 2006

For the year ended December 31, 2006, the Company had revenues of $47,701 compared to $189,552 in 2005. Revenues consisted almost entirely of charges for maintenance and support services.

Gross profits amounted to negative $97,795. Gross profits were burdened with a fixed charge for amortization of certain proprietary software assets. Such software assets underlie the Company’s products and were being amortized on a straight line over 10 years, resulting in a level charge of approximately $13,000 per month to cost-of-goods-sold. After deducting selling -, research -, and general and administrative expenses of $3,619,072 compared to the $2,448,509 recorded in 2005, the Company realized an operating loss of $3,716,867 compared to an operating loss of $2,410,670 in 2005. A large portion of such SG&A expenses is attributable to non-cash charges in connection with the valuation at market price of the underlying stock, of securities issued in connection with settlement agreements reached with a shareholder who was a former officer of the Company, and with the former president and CEO, which together amounted to $632,677. In addition, securities valued at approximately $950,000 were issued as compensation to consultants. Non-operating income and expenses included $326,744 net interest expense (including $291,762 of amortization of debt discounts due to recognition of a derivative conversion option, beneficial conversion features and detachable warrants issued with the debt), $102,762 income in connection with the change in fair value of a derivative conversion option on convertible debt, a charge of 174,954 for the impairment of software intangibles, and income of $192,136 from recording the change in fair value of derivative options and warrants reclassified as liabilities. The Company also realized a credit of $33,740 from the sale of net loss carry-forward tax credits pursuant to the New Jersey Emerging Technology and Biotechnology Financial Assistance Act. The year concluded with a net loss of $3,895,262. After accounting for dividends accrued and discounts on outstanding preferred stock which totaled $578,464 the net loss applicable to common shareholders was $4,473,726or $0.03 per share, compared to a loss of $2,341,492 or $0.02 per share for the previous year.

Liquidity and Capital Resources

In the absence of cash flow from operations, required working capital to finance ongoing operations was supplied primarily from new equity capital. The Company recorded $1,218,500 in new equity funding in the form of cash. The Company also assumed new private debt in the amount of approximately $440,000.

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At December 31, 2006, the deficit in working capital amounted to $2,553,451 as compared to $1,016,230 at December 31, 2005. Stockholders’ equity showed an impairment of $2,505,485 at the end of the year, compared to an impairment of $664,381 at the beginning of the year. The negative cash flow from operations totaled $1,589,089 and was substantially financed by new debt and equity which was obtained through private placements. The new equity placements were consummated by issuance of common stock and warrants to accredited private investors in the United States. Details of such transactions can be found in the “Changes and Issuance of Securities” sections in the Company’s reports on Form 10-QSB during the year, as well as in the pertinent section of this report. During 2006, the Company had filed amendments to four previously filed registration statements on Form SB-2, all of which covered common shares directly issued as well as common shares underlying the previously issued convertible preferred stock and warrants, in connection with these and prior financing transactions. These filings were made on behalf of certain investors in the Company’s equities and proceeds of any sales of such registered securities will accrue entirely to such investors. The filings will shortly be updated with the current financial statements and forwarded to the Securities and Exchange Commission for review.

At the time of this submission, the Company had no bank debt. At December 31, 2006 its short-term liabilities, aside from trade payables and accruals, consisted of certain notes and loans aggregating approximately $442,450. Accruals include $341,168 unpaid dividends on outstanding preferred stock. Such dividends will be paid only if and when capital surplus and cash-flow from operations are sufficient to cover the outstanding amounts without thereby unduly impacting the Company’s ability to continue operating and growing its business.

Current cash reserves and net cash flow from operations expected during the near future are inadequate when measured against present and anticipated future needs. In order to remedy the resulting liquidity constraints and address any “going-concern” issues, management, during the third quarter, had drastically reduced staff and the level of on-going cash outlays for operations. In addition, management is currently negotiating with several financing sources with the goal of obtaining commitments for further investments in form of debt or equity capital, to be funded during the upcoming quarter. There can be no assurance, however, that these negotiations will lead to the desired outcome.

Subsequent Events - Fiscal Year 2007

In August, 2006, we negotiated a termination agreement with our founder, Steven Rudnik. As a result, Ed Marney assumed the role of President and management recommended to the Board of Directors That the Company seek a new business opportunity. The Board of Directors determined it was in the best interests of the Company and its shareholders to scale-down its operations and staff during the third quarter of 2006 in order to decrease overhead. During 2006 we terminated seven employees and reduced our monthly cash expenses from the level at the beginning of the year by approximately $140,000 per month to approximately $60,000 per month during the fourth quarter.

In December, 2006, an investment banker introduced the owners of a social networking website known as Kiwibox.com to management. Following a period of mutual due diligence, the parties signed an Agreement and Plan of Reorganization on February 19, 2007, pursuant to the principal terms of which the Kiwibox business, owned by the corporation Kiwibox Media, Inc., will merge with our subsidiary and we will issue to the three owners of Kiwibox our securities of an aggregate value of $2,000,000, a $300,000 cash payment at closing and delivery to each of the three Kiwibox owners a two-year employment agreement that will pay each a base salary of $150,000 and stock options to purchase 7,500,000 common shares, vesting over a two-year period, with the ability to earn additional cash and stock bonuses based upon the attainment of certain business goals. The closing of the transaction with Kiwibox is scheduled to occur on or before April 30, 2007, and is subject, among other usual due diligence contingencies, to our having raised $3.5 million in cash by closing which we have promised to invest in Kiwibox in the two-year period following closing.

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ITEM 8: FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The Company's Financial Statements and Notes to Financial Statements are attached hereto as Exhibit A and incorporated herein by reference.

ITEM 8a: CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

(a) Evaluation of Disclosure Controls and Procedures.

As of December 31, 2006, the end of the period covered by this Form 10-KSB for the fiscal year ended December 31, 2006, an evaluation was undertaken by the Company's Chief Executive Officer and Chief Financial Officer of the effectiveness of the design and operation of the Company's disclosure controls and procedures, as defined in Exchange Act Rule 13(a)-14(c), and; based upon that evaluation, Company management, including the Chief Executive Officer and the Chief Financial Officer, has concluded that the Company's disclosure controls and procedures were effective as of the end of the period covered by the subject Form 10-KSB and ensured that all material information required to be disclosed in the subject Form 10-KSB, was recorded, processed, summarized and reported as of the end of the period covered by the subject Form 10-KSB.

The Company maintains a system of internal controls designed to provide reasonable assurance that: (i) the Company's transactions are properly authorized; (ii) the Company's assets are protected against unauthorized or improper use, and (iii) the Company's transactions are properly recorded and reported, all to permit the preparation of complete and accurate financial statements in conformity with generally accepted accounting principles.

(b) Changes in Internal Control over Financial Reporting

Since the date of the most recent evaluation of the Company's internal controls by the Chief Executive Officer and Chief Financial Officer, there have not been any changes in the Company's internal controls or other factors for the period covered by the subject Form 10-KSB that materially affected or were likely to materially affect the Company's internal control over financial reporting.

ITEM 9: CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

There have been no changes in or disagreements with the Registrant’s independent auditors during the last two years.

14

PART III

ITEM 10:  DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The names of all directors and executive officers of the Company are as follows:

Name	Positions	Term Served (Expires)
Edward L. Marney	Director
	President, Chief Executive	May 5, 2006
Officer

Director
Joerg H. Klaube	Sr. Vice President, Secretary,	December 2, 2005
Chief Financial Officer

Steven L. Gray	Director
	Chairman of the Board	August 30, 2006

Joseph J. Tomasek	Director	Feb. 11, 1999 (2006)

All Directors of the Company hold office until the next annual meeting of the shareholders and until successors have ben elected and qualified. Executive Officers of the Company are appointed by the Board of Directors at meetings of the Company 's Directors and hold office until they resign or are removed from office.

Edward L. Marney, Age 49 - Director, President and Chief Executive Officer.  Mr. Marney joined Magnitude, Inc. in May 2006 and was appointed a director in August 2006.  From 2003 to 2006, Mr. Marney was Managing Director of Triad Partners, LLC, a privately held investment company.  Prior to that from 2001-2003 Mr. Marney was Vice President, Business Intelligence at Medical Manager/WebMD Corporation.  Mr. Marney founded TouchPoint Software Corporation in 1994 and served as its CEO & President until its acquisition by WebMD Corporation in 2001.  Prior to that Mr. Marney served in various marketing and sales roles at Medical Information Technology and Burroughs Corporation.  He graduated with a B.S. from the Whittemore School of Business and Economics at the University of New Hampshire.

Joerg H. Klaube, Age 65 - Director and Chief Financial Officer, Senior Vice President. Joined Magnitude, Inc. in December 1994. From 1993 to 1994 he was Vice President Administration for Comar Technologies Inc., a computer retail firm, and from 1983 to 1993 Chief Financial Officer for Unitronix Corporation, a publicly traded software design and computer marketing firm. Prior to that, Mr. .Klaube was employed for 16 years with Siemens Corp., the US subsidiary of Siemens AG, where he served most recently as Director of Business Administration for its Telecommunications Division. He graduated from the Banking School in Berlin, Germany, and holds an MBA degree from Rutgers University.

Joseph J. Tomasek, Age 60 - Director. Mr. Tomasek was appointed a director in February 2000. He has been engaged in the private practice of corporate and securities law in his own law firm for the last ten years. Mr. Tomasek was appointed to serve as general counsel for the Company in 1999. In addition to his work with the Company, Mr. Tomasek represents several other clients in the area of corporate law.

Steven L. Gray, Age 57 - Director. Mr. Gray was elected to serve on the Board on May 18, 2000. He is a resident of Venice, Florida. For the past six years, Mr. Gray has served as the President and is a shareholder of a private Florida corporation engaged in the retail distribution of nutritional products. This corporation has a customer base in nine countries. Prior to that time, Mr. Gray ran his own real estate development company, specializing in the design and construction of multi-family housing.

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Family Relationships

There are no family relationships between any of the directors or executive officers.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

The Company knows of no person, who at any time during the period from the date at which it filed its annual report on Form 10-KSB for the year ended December 31, 2004 to the present, was a director, officer, beneficial owner of more than ten percent of any class of equity securities of the Company (a "Reporting Person"), that failed to file on a timely basis any reports required to be furnished pursuant to Section 16(a).

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ITEM 11: EXECUTIVE COMPENSATION

2006 SUMMARY COMPENSATION TABLE

The following table sets forth the cash compensation and executive capacities for the fiscal years ended December 31, 2006 and December 31, 2005, for the chief executive officer and for each executive officer whose aggregate cash remuneration exceeded $100,000, for all executive officers as a group, and for certain other most highly compensated employees:

								(1)
Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Non- Qualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($)
Edward L. Marney	2006	86,538						5,950	92,488
Chief Executive									-
Officer, President

Steven D. Rudnik	2006	64,788		567,677				48,250	680,715
Former Chief	2005	33,333	-	100,000		-	-	24,306	157,639
Executive Officer,
President

Mark Chroscielewski	2006	82,185							82,185
Former Sr. Vice	2005	125,000	-			-	-	12,900	137,900
President
Business Development

Joerg H. Klaube	2006	61,376						2,626	64,002
Sr. Vice President,	2005	117,308	-			-	-	12,203	129,511
CFO

Steven W. Jagels	2006	61,875							61,875
Former Sr. Vice	2005	108,333	-			-	-	13,556	121,889
President
Information Systems

Joseph J. Tomasek,	2006							96,121	96,121
Esq., Director and	2005							131,140	131,140
General Legal Counsel
Legal Fees:

Steven Gray Director	2006	30,000		107,450					137,450

All executive officers	2006	147,914						8,576	156,490
As a group (2 persons)	2005	117,308	-			-	-	12,203	12,203

Explanation: No current Company officer or employee has an employment agreement with the Company. All of the items of compensation paid to the officers and directors listed in the above Summary Compensation Table are discussed in the following paragraphs, under the individual officer’s or director’s name.

Edward L. Marney; 2006. Ed Marney joined the Company in May, 2006, becoming first our Chief Executive Officer, then our President and a director. We paid Mr. Marney a cash salary of $86,538 and reimbursed $5,950 of healthcare payments to him during 2006.

17

Steven D. Rudnik; 2006 and 2005. We paid our former CEO and President, Steven D. Rudnik, a cash salary of $64,788 during fiscal year 2006. On August 8, 2006, Mr. Rudnik terminated his employment agreement with us in exchange for 6,000,000 restricted common shares and aggregate cash payments of $60,000. The aggregate amount of compensation of $567,677 included in the “Stock Awards” column above, includes these 6,000,000 restricted common shares which we valued at $.06 per share, the average public market price of the Company’s common stock on the date of this settlement agreement, August 8, 2006, plus the grant of previously cancelled warrants and options, as follows: (i) 1,583,333 common stock purchase warrants, exercisable over the 3-year period commencing January 18, 2007 and exercisable at an exercise price of $.10 per common share, which we valued at $70,652 and (ii) 2,903,542 common stock options, exercisable over the 3-year period commencing January 18, 2007 at the stock option exercise price of $.10 per common share, which we valued at $137,025. In addition, the amount of “All Other Compensation” represents cash payments of $45,000 made by the Company in connection with the August 8, 2006 settlement agreement and $3,250 paid by the Company for Mr. Rudnik’s life insurance.

During fiscal year 2005, the Company agreed to convert $100,000 of Mr. Rudnik’s cash salary into 1,000,000 restricted common shares and 1,000,000 common stock purchase warrants, exercisable over the 3-year period, commencing on June 8, 2005, and exercisable at the exercise price of $0.15 per common share. In addition, “All Other Compensation” includes Company payments of $21,056 for car payments and $3,250 representing payments made for Mr. Rudnik’s life insurance.

Mark Chroscielewski; 2006 and 2005: During fiscal year 2006, the Company paid this former executive $82,185 in
Salary. During 2005, we paid Mr. Chroscielewski a cash salary of $125,000 and in the column “All Other Compensation” above for 2005, we made car payments on his behalf in the aggregate amount of $4,000 and insurance premium payments of $8,900.

Joerg H. Klaube 2006 and 2005. We paid our Chief Financial Officer a cash salary of $ 61,376 during 2006 and in the column “All Other Compensation” in the above table for 2006, life insurance premium payments on this executive’s behalf in the amount of $2,626. During fiscal year 2005, the Company paid Mr. Klaube cash salary of $117,308 and as indicated in the column “All Other Compensation” in the above table for 2005, we made life insurance premium payments on this executive’s behalf in the amount of $2,626 and car payments in the amount of $9,577.

Steven Jagels 2006 and 2005: We paid this former executive a cash salary of $61,875 during 2006. During fiscal year 2005, the Company paid Mr. Jagels a salary of $108,333 and as indicated in the column “All Other Compensation” in the above table for 2005, we made life insurance premium payments on this executive’s behalf in the amount of $1,940 and car payments in the amount of $11,616.

Joseph J. Tomasek 2006 and 2005: During fiscal years 2006 and 2005, the Company paid $ 96,121 and $ 131,140, respectively, to Mr. Tomasek for his legal services rendered to the Company.

Steven Gray 2006. During fiscal year 2006, we issued an aggregate 1,550,000 restricted common shares and 500,000 common stock purchase warrants to Mr. Gray for services rendered to the Company. During 2006, Mr. Gray assisted the Company in its change of management, providing day-to-day assistance in operations, customer relations including, interviewing potential candidates for management positions and coordinating the various audit schedule and management review projects. As set forth in the column “All Other Compensation” in the above table for 2006, we valued the 1,550,000 restricted common shares based upon their average public market trading price as of the dates we issued these shares to Mr. Gray, totaling $93,000 and the 500,000 options at $14,450, based upon a formula called the Black-Scholes Model.

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Stock Options :

The following table sets forth stock options granted during 2006 pursuant to the Company’s 1997 Stock Option Plan and 2000 Stock Incentive Plan, to executive officers, certain other employees with highest remuneration, directors, and beneficial owners of more than 10 percent of any class of equity securities of the Company:

	Number of Common	% of Total Options
	Shares Underlying	Granted to Employees	Exercise	Expiration
Name	Options Granted	and Directors in FY	Price ($/Sh.)	Date .

There were no stock options granted to employees and directors under any of the Company’s stock option plans during 2006.

The following table sets forth aggregated stock option and warrant exercises during 2006 by executive officers, certain other employees with highest remuneration, directors, and beneficial owners of more than 10 percent of any class of equity securities of the Company:

	Shares		#of Shares Underlying	Value of Unexercised
	Acquired	Value	Unexercised	In-the-Money Options
Name	on Exercise (#)	Realized ($)	Options/Warrants	& Warrants at Y/E ($)

There were no stock options or warrants exercised by employee-executives or directors during 2006.

1997 Stock Option Plan:

The Company’s 1997 Stock Option Plan, as filed with Information Statement pursuant to Section 14(c) with the Commission on July 1, 1997, and with Registration Statement on Form S-8 with the Commission on September 8, 1997, is hereby incorporated by reference.

2000 Stock Incentive Plan:

The Company’s 2000 Stock Incentive Plan, as filed with the Commission as an exhibit to the quarterly report on Form 10-QSB for the period ended March 31, 2000, is hereby incorporated by reference.

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Outstanding Equity Awards At Fiscal Year-End Table

Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards No. of Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	No. of Shares or Units of Stock that have not vested	Market Value of Shares or Units of Stock that have not vested	Equity Incentive Awards, Shares, Units Or other Rights that have not vested	Equity Incentive Plan Awards: Market or Payout value of Unearned Shares,Units or other rights that have not vested
Edward L. Marney, CEO and President	-	-	-	-	-	-	-	-	-

Steven D. Rudnik, Former CEO and President	-	2,903,542	-	$0.10	1/6/10	-	-	-	-

Joerg H. Klaube, CFO	-	-	-	-	-	-	-	-	-

Steven W. Jagels, Former SVP - Information Systems	250,000	-	-	$0.1325	2/18/07	-	-	-	-

Joseph J. Tomasek, Director and General Legal Counsel	-	-	-	-	-	-	-	-	-

Steven Gray, Chairman of the Board	500,000	-	-	$0.15	1/1/09	-	-	-	-

All Executive Officers as a group (2 persons)	500,000	-	-	-	-	-	-	-	-

Compensation of Directors:

We have not paid any compensation to any of our directors for services rendered as directors during fiscal years 2005 and 2006.

During 2006, one outside director of the Company who also serves as the Company’s general and securities counsel, was paid an aggregate $96,121 for legal services.

CORPORATE GOVERNANCE AND CODE OF ETHICS

The Company has always been committed to good corporate governance. In furtherance of this commitment, during 2002 the Board of Directors expanded the duties of the Company’s Audit Committee by increasing the Committee's duties specifically to include responsibility and oversight of corporate governance matters and adherence to the Company’s Code of Ethics. A copy of the Corporate Code of Ethics and Conduct had been included as an exhibit to the Company’s report on Form 10-KSB for the year ended December 31, 2002.

20

Our Board of Directors has determined that none of its current members, Edward L. Marney, Joerg H. Klaube, Joseph J. Tomasek and Steven Gray, are independent in accordance under applicable securities laws. It is the intention, however, of the Board of Directors, to identify and appoint independent directors in the current fiscal year.

Board Committees

AUDIT COMMITTEE

The Company has appointed an Audit Committee in accordance with the provisions of the Sarbanes-Oxley Act of 2002. The Audit Committee is currently comprised of one director, Steven. Gray, who is a financial expert with knowledge of financial statements, generally accepted accounting principles and accounting procedures and disclosure rules. Mr. Gray is not “independent” as defined in Section10A-3(b)(1)(iv)(A) of the Securities Exchange Act. Our Board of Directors intends to appoint additional independent members to this Audit Committee.

COMPENSATION AND NOMINATING COMMITTEES

Our board of directors intends to appoint such persons and form such committees as are required to meet the corporate governance requirements imposed by the national securities exchanges. Therefore, we intend that a majority of our directors will eventually be independent directors. Additionally, our board of directors is expected to appoint a nominating committee and a compensation committee, and to adopt charters relative to each such committee. Until further determination by the Board, the full Board of Directors will undertake the duties of the compensation committee and nominating committee.

21

ITEM 12: SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 20, 2006, the record and beneficial ownership of common stock of the Company by each executive officer and director, all executive officers and directors as a group, and each person known to the Company to own beneficially, or of record, five percent or more of the outstanding shares of the Company:

Title of Class )*	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class
Common	Edward Marney	-		-
Stock	Steven L. Gray	5,614,096	(2)	2.46%
	Joerg H. Klaube	1,400,000		0.62%
	Joseph J. Tomasek	2,847,166	(3)	1.25%

	Address of all persons above: c/o the Company.

	All Directors and Executive Officers	9,861,262		4.32%
	as a Group (4 persons)

	Michael G. Martin	13,000,000	(4)	5.7%
	12 Tillman Ct, Bridgewater, NJ 08807
	33 Group LLC	12,500,000		5.7%
	3589 NW 61 Circle, Boca Raton, FL 33496
	Azzurri Group, LLC	12,500,000		5.7%
	3589 NW 61 Circle, Boca Raton, FL 33496
	Steven D. Rudnik	24,272,986	(5)	10.3%

)*
The Company also has issued and outstanding as of March 16, 2006, 193,190 shares of its Senior Convertible Preferred Stock, with concentrations in excess of 10% for one or more of the holders of such stock, however, none of such shares bear any voting rights.

(1)
For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock which such person has the right to acquire within 60 days of March 20, 2006. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within such date is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnote to this table and pursuant to applicable community property laws, the Company believes based on information supplied by such persons, that the persons named in this table have sole voting and investment power with respect to all shares of Common Stock which they beneficially own.

(2)	Includes options for 500,000 shares.

(3)	Includes warrants for 333,333 shares.

(4)	Includes options for 750,000 shares.

(5)	Includes warrants for 4,708,333 shares and options for 2,903,542 shares.

22

ITEM 13: CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On March 31, 2000, the Company and its President and Chief Executive Officer agreed to convert a current liability payable to him in the amount of $374,890 into a Company obligation, of which $100,000 was subsequently classified as due on demand, which was repaid in April 2002, with the remaining balance of $274,890 maturing July 1, 2002. On February 19, 2002, the maturity of the term portion of $274,890 was extended to July 2003, and the board of directors of the Company approved a change in the conversion option towards a rate of $0.10 per share. In January 2004, $175,000 was repaid and the maturity of the remaining open balance of $99,890 was extended to January, 2005. This amount has been converted into common stock and warrants pursuant to a settlement agreement entered into in December 2006.

In May 2005, the Company and its President and Chief Executive Officer agreed to convert most of his base salary for the remainder of the year 2005 into 1,000,000 shares of restricted common stock and 1,000,000 warrants, exercisable during three years at the price of $0.15 per share, in lieu of $100,000 cash.

In September 2005 our officers and directors surrendered for cancellation 4,507,709 stock options, 2,283,916 common stock purchase warrants and 11,247,607 common shares in order to provide sufficient authorized common shares to accommodate the Company’s current private placement. We replaced the surrendered and cancelled common shares with shares of our Series E preferred stock which automatically converted in March, 2006, into 11,247,607 common shares, the amount of common shares equal to those surrendered. We also intend to reissue the 4,507,709 stock options and 2,283,916 warrants also surrendered for cancellation by our officers and directors with an equal amount of common shares underlying these securities. The recipients of the Series E preferred stock have waived their right to receive any dividends on their shares.

During 2006 and 2005, one outside director of the Company who also serves as the Company’s general and securities counsel, was paid an aggregate $96,121 and $131,140, respectively, for legal services.

On August 8, 2006, Steven D. Rudnik resigned from the position of Chairman of the Board of Directors of the Company. Pursuant to the principle terms of the resignation agreement, (a) his current employment agreement was terminated, (b) he resigned the position of chairman, (c) he received 6 million restricted common shares plus cash payments totaling $60,000.00 to be paid in installments through November 1, 2006, and (d) that options and warrants for an aggregate 4,486,875 share which were previously cancelled, be re-issued upon the earlier recurrence of a recapitalization of our securities that would provide sufficient common shares to accommodate them or two years from the date of the agreement. The options and warrants will have similar terms as the original instruments (exercisable at $0.10 and $0.15, respectively), but with expiration dates as of three years from the date of re-issuance.

On December 13, 2006, the Company and Steven D. Rudnik, our former President and Chief Executive Officer signed a second settlement agreement, pursuant to the principal terms of which Mr. Rudnik exchanged a Company promissory note due him in the principal amount of approximately $100,000, a $15,000 payment due him under his resignation agreement of August 8, 2006 and certain interest payments by conversion into 6,250,000 common shares and 3,125,000 warrants, exercisable over a three year period at an exercise price of $.05 per share. The Company also agreed to reissue the previously terminated stock options and warrants on or before February 18, 2007, comprised of 1,583,333 warrants to purchase common shares at the exercise price of $.10 per share anytime during the three-year period, commencing February 18, 2007, and 2,903,542 stock options to purchase common shares at the exercise price of $.10 per share anytime during the three-year period commencing February 18, 2007. This agreement also provides Mr. Rudnik a 12-month "reset" provision that entitles him to automatically benefit from any terms that are more favorable than those set forth in the agreement, including a more favorable debt conversion rate or equity investment price, that the Registrant grants to any party over the next 12 months.

On January 2, 2007, the Company and a former employee, Steven W. Jagels settled a lawsuit commenced by Mr. Jagels against the Company based upon claims which included breach of his employment agreement. We agreed to make a payment of $20,040 to Mr. Jagels and to issue 3,000,000 common shares to him by January 7, 2007. We also agreed to include these shares in this registration statement and when it is declared effective by the SEC, to cause a buyer to purchase these shares from Mr. Jagels for $75,000 prior to February 28, 2007. Upon Mr. Jagels’ receipt of these proceeds, the lawsuit will be discontinued with prejudice, or if not consummated as agreed, the lawsuit will continue.

23

PRINCIPAL ACCOUNTANT FEES AND SERVICES

AUDIT FEES

Rosenberg Rich Baker Berman & Company ("Rosenberg") billed us in the aggregate amount of $66,433 and $63,028 for professional services rendered for their audit of our annual financial statements and their reviews of the financial statements included in our Forms 10-KSB and 10-QSB for the years ended December 31, 2006 and December 31, 2005, respectively.

AUDIT-RELATED FEES

Rosenberg did not bill us for, nor perform professional services rendered for assurance and related services that were reasonably related to the performance of audit or review of the Company's financial statements for the fiscal years ended December 31, 2006 and December 31, 2005.

TAX FEES

Rosenberg billed us in the aggregate amount of $5,656 and $4,790 for professional services rendered for tax related services for the fiscal years ended December 31, 2006 and December 31, 2005, respectively.

ALL OTHER FEES

The aggregate fees billed by Rosenberg for services rendered to the Company during the last two fiscal years, other than as reported above, were $0 and $0, respectively.

TRANSFER AGENT

The transfer agent for the Company is Securities Transfer Corporation, located at 2591 Dallas Parkway, Suite 102, Frisco, Texas 75034.

ANNUAL REPORT

The Company intends to continue its practice of furnishing annual reports to its shareholders containing financial statements audited by independent certified public accountants.

24

PART IV

ITEM 15: EXHIBITS AND REPORTS ON FORM 8-K

(a) Exhibits

The Exhibits that are filed with this report or that are incorporated by reference are set forth in the Exhibit Index attached hereto.

(b) Reports on Form 8-K

On October 31, 2006 the Company filed a report on Form 8-K announcing a restructuring plan for the Company’s operations.

On December 26, 2006 the Company filed a report on Form 8-K informing about a settlement agreement reached with the former Chief Executive Officer.

On February 2, 2007 the Company filed a report on Form 8-K informing about a loan transaction.

On February 23, 2007 the Company filed a report on Form 8-K informing about an Agreement and Plan of Reorganization involving the merger of its wholly owned subsidiary Magnitude Operations Inc. with Kiwibox Media Inc.
25

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act, the Registrant has caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAGNITUDE INFORMATION SYSTEMS, INC.
By: /s/ Edward Marney	Date: March 30, 2007
Edward Marney President and Chief Executive Officer (Principal Executive Officer), Director

By: /s/ Joerg H. Klaube	Date: March 30, 2007
Joerg H. Klaube Secretary, Chief Financial Officer (Principal Financial Officer) Director

In accordance with the requirements of the Securities Exchange Act, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Name	Date

/s/ Steven L. Gray	March 30, 2007
Steven L. Gray, Chairman of the Board

/s/ Joseph J. Tomasek	March 30, 2007
Joseph J. Tomasek, Director
26

EXHIBIT INDEX

(A)	Restated Financial Statements and Notes to Financial Statements

(3) (i)	Articles of Incorporation and Amendments thereto, incorporated herein by reference to Exhibits of previous filings with the Commission.

(3) (ii)	Bylaws of the Company, incorporated herein by reference to Exhibits of previous filings with the Commission.

(21)	Subsidiaries of the Company:

(i) Magnitude, Inc. is a corporation formed under the laws of the State of Delaware and is the name under which it conducts business.

(23)	Independent Auditors’ Consent - attached to Exhibit A.

(31.1)	Certification of Edward Marney, Chief Executive Officer, pursuant to Section 302 of Sarbanes-Oxley Act of 2002.

(31.2)	Certification of Joerg H. Klaube, Chief Financial Officer, pursuant to Section 302 of Sarbanes-Oxley Act of 2002.

(99.1)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

OTHER DOCUMENTS INCORPORATED HEREIN BY REFERENCE

(a)	The Company’s Quarterly Reports on Form 10-QSB for the periods ended March 31, 2006, June 30, 2006, and September 30, 2006.

(b)	All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since the Company’s fiscal year ended December 31, 2005

27

Magnitude Information Systems, Inc. and Subsidiaries

Consolidated Financial Statements

December 31, 2006

28

Magnitude Information Systems, Inc. and Subsidiaries
Index to the Consolidated Financial Statements
December 31, 2006

Page

Report of Independent Registered Public Accounting Firm	2

Financial Statements

Consolidated Balance Sheet	3

Consolidated Statements of Operations	4

Consolidated Statements of Stockholders Equity (Deficit)	5-6

Consolidated Statements of Cash Flows	7-9

Notes to the Consolidated Financial Statements	10-31

[letterhead of
Rosenberg Rich Baker Berman & Company
380 Foothill Road, Bridgewater, New Jersey]

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Magnitude Information Systems, Inc. and Subsidiaries

We have audited the accompanying consolidated balance sheet of Magnitude Information Systems, Inc. and Subsidiaries as of December 31, 2006 and the related consolidated statements of operations, stockholders’ equity (deficit), and cash flows for the years ended December 31, 2006 and 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Magnitude Information Systems, Inc. and Subsidiaries as of December 31, 2006 and the consolidated results of their operations and their cash flows for the years ended December 31, 2006 and 2005, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in the notes to the financial statements, the Company’s significant operating losses and significant working capital deficiency raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Bridgewater, New Jersey
April 2, 2007

Magnitude Information Systems, Inc. and Subsidiaries
Consolidated Balance Sheet
December 31, 2006

Assets
Current Assets
Cash	$81,307
Accounts receivable, net of allowance for doubtful accounts of $1,900	66
Prepaid expenses	39,789
Total Current Assets	121,162
Property and equipment, net of accumulated depreciation of $35,429	10,076
Other Assets	37,890
Total Assets	169,128
Liabilities and Stockholders’ Equity (Impairment)
Current Liabilities
Accounts payable and accrued expenses	466,746
Deferred revenues	102,829
Dividends payable	341,168
Obligations to be settled in stock	97,439
Notes payable	442,450
Current maturities of long-term debt	33,529
Derivative liability for warrants and options	1,190,452
Total Current Liabilities	2,674,613

Commitments and Contingencies	-

Stockholders’ Equity (Impairment)
Preferred stock, $.001 par value, non-voting, 3,000,000 shares authorized; 109,857
shares issued and outstanding	110
Common stock, $.0001 par value, 300,000,000 shares authorized; 224,235,472 shares issued
and outstanding	22,424
Additional paid in capital	33,112,773
Accumulated (deficit)	(35,640,792)
Total Stockholders’ Equity (Impairment)	(2,505,485)
Total Liabilities and Stockholders’ Equity (Impairment)	$169,128

See notes to the consolidated financial statements.

Magnitude Information Systems, Inc. and Subsidiaries
Consolidated Statements of Operations

	Year Ended December 31,
	2006	2005
Net Sales
Software	$47,701	$189,552
Total Net Sales	47,701	189,552

Cost of Goods Sold
Software	145,496	151,713
Total Cost of Goods Sold	145,496	151,713
Gross Profit (Loss)	(97,795)	37,839

Research and development costs	75,998	217,067
Stock-based compensation (see below)	1,583,075	430,239
Selling, general and administrative expenses	1,959,999	1,801,203
Loss From Operations	(3,716,867)	(2,410,670)
Other Income (Expense)
Miscellaneous income	-	4,846
Interest income	20	6
Interest expense	(326,744)	(21,703)
Loss on disposition of assets	(355)	-
Other expenses	(5,000)	-
Impairment of software intangibles	(174,954)	-
Change in fair value of derivative conversion feature	102,762	-
Change in fair value of options and warrants	192,136	-
Total Other Income (Expense)	(212,135)	(16,851)
Loss Before Benefit from Income Taxes	(3,929,002)	(2,427,521)
Benefit from Income Taxes	33,740	209,264
Net Loss	$(3,895,262)	$(2,218,257)

Dividends on Preferred Shares	$(578,464)	$(123,235)
Net Loss Applicable to Common Shareholders, basic and diluted	$(4,473,726)	$(2,341,492)
Net Loss Per Common Share, basic and diluted	(0.03)	(0.02)
Weighted Average of Common Shares Outstanding	170,692,731	138,097,577

All of the stock-based compensation relates to selling, general and administrative expenses.

See notes to the consolidated financial statements.

Magnitude Information Systems, Inc. and Subsidiaries
Consolidated Statement of Stockholders’ Equity (Deficit)
Year Ended December 31, 2005

	Convertible		Cumulative Preferred				Additional			Total Stockholders’
	Preferred Shares		Shares		Common Stock		Paid in	Accumulated	Deferred	Equity
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Compensation	(Deficit)

Balances, January 1, 2005	193,190	$193	1	$-	127,837,612	$12,784	$28,365,186	$(28,825,573)	$(65,636)	$(513,046)
Issuance of convertible preferred stock pursuant to private equity placements	16,667	17	-	-	-	-	99,983	-	-	100,000
Conversion of common stock into convertible preferred stock	112,476	112	-	-	(11,247,607)	(1,125)	1,013	-	-	-
Issuance of common stock for compensation	-	-	-	-	1,000,000	100	99,900	-	(100,000)	-
Issuance of common stock pursuant to private equity placements	-	-	-	-	19,666,667	1,967	1,558,033	-	-	1,560,000
Issuance of common stock for services performed	-	-	-	-	3,350,000	335	297,465	-	(205,000)	92,800
Issuance of warrants for services performed	-	-	-	-	-	-	46,700	-	(32,900)	13,800
Issuance of options for services performed	-	-	-	-	-	-	108,780	-	-	108,780
Private placement finders fees	-	-	-	-	-	-	(67,000)	-	-	(67,000)
Dividends on convertible preferred stock	-	-	-	-	-	-	-	(116,936)	-	(116,936)
Recognition of expense on deferred compensation	-	-	-	-	-	-	-	-	375,478	375,478
Amortization of discount on preferred stock	-	-	-	-	-	-	6,299	(6,299)	-	-
Net loss, year ended December 31, 2005	-	-	-	-	-	-	-	(2,218,257)	-	(2,218,257)

Balances, December 31, 2005	322,333	$322	1	$-	140,606,672	$14,061	$30,516,359	$(31,167,065)	$(28,058)	$(664,381)

See notes to the consolidated financial statements.

Magnitude Information Systems, Inc. and Subsidiaries
Consolidated Statement of Stockholders’ Equity (Deficit)
Year Ended December 31, 2006

	Convertible		Cumulative Preferred				Additional			Total Stockholders’
	Preferred Shares		Shares		Common Stock		Paid in	Accumulated	Deferred	Equity
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Compensation	(Deficit)

Balances, January 1, 2006	322,333	$322	1	$-	140,606,672	$14,061	$30,516,359	$(31,167,065)	$(28,058)	$(664,381)
Issuance of convertible preferred stock pursuant to private equity placements	24,583	25	-	-	-	-	138,475	-	-	138,500
Issuance of common stock and warrants pursuant to private equity placements	-	-	-	-	39,000,000	3,900	1,076,100	-	-	1,080,000
Conversion of convertible preferred stock into common stock	(137,059)	(137)	-	-	13,705,940	1,371	(1,234)	-	-	-
Issuance of common stock pursuant to settlement agreements for redemption of preferred stock and accrued dividends with former officer	(100,000)	(100)	-	-	10,250,000	1,025	818,975	(469,005)	-	350,895
Issuance of equity securities pursuant to severance arrangement with former officer					6,000,000	600	567,077			567,677
Issuance of common stock in connection with the conversion of a promissory note and settlement of certain other liabilities	-	-	-	-	8,442,500	844	183,096	-	-	183,940
Issuance of common stock for services performed	-	-	-	-	6,230,360	623	467,273	-	-	467,896
Issuance of options and warrants for services performed	-	-	-	-	-	-	545,345	-	-	545,345
Amortization of discount on preferred stock	-	-	-	-	-	-	18,895	(18,895)	-	-
Reclassification of warrants and options from equity to liabilities	-	-	-	-	-	-	(1,315,085)	-	-	(1,315,085)
Recognition of beneficial conversion feature on convertible debt							97,497			97,497
Dividends on convertible preferred stock	-	-	-	-	-	-	-	(90,565)	-	(90,565)
Recognition of expense on deferred compensation	-	-	-	-	-	-	-	-	28,058	28,058
Net loss, year ended December 31, 2006	-	-	-	-	-	-	-	(3,895,262)	-	(3,895,262)

Balances, December 31, 2006	109,857	$110	1	$-	224,235,472	$22,424	$33,112,773	$(35,640,792)	$-	$(2,505,485)

See notes to the consolidated financial statements

Magnitude Information Systems, Inc. and Subsidiaries
Consolidated Statements of Cash Flows

	Year Ended December 31,
	2006	2005
Cash Flows From Operating Activities
Net Loss	$(3,895,262)	$(2,218,257)
Adjustments to Reconcile Net Loss to Net Cash Used by Operations
Depreciation and amortization	173,570	153,766
Securities issued for various expenses	1,555,017	106,197
Recognition of expense - deferred compensation	28,058	375,478
Recognition of expense - derivative conversion feature	102,762	-
Amortization of debt discounts - beneficial conversion feature	97,497	-
Amortization of debt discount - warrants issued with debt	67,503	-
Loss on disposition of assets	356	-
Impairment of software intangibles	174,954
Write-down of inventories	-	6,214
Change in value of derivative liabilities	(294,898)	-
Bad debt provision	1,900	-
Decreases (Increases) in Assets
Accounts receivable	20,332	8,332
Miscellaneous receivables	-	11,322
Prepaid expenses	8,897	33,207
Other assets	23,996	(2,167)
Increases (Decreases) in Liabilities
Accounts payable and accrued expenses	171,500	38,905
Deferred revenue	77,290	(23,834)
Obligations to be settled in stock	97,439	-
Deferred rental obligation	-	(1,045)
Net Cash Used by Operating Activities	(1,589,089)	(1,509,884)

Cash Flows From Investing Activities
Purchases of equipment, fixtures, and software	(8,993)	(5,587)
Net Cash Used by Investing Activities	(8,993)	(5,587)

Cash Flows From Financing Activities
Dividends paid	-	-
Repayment of capital lease obligations	(257)	(2,977)
Proceeds from loans payable	437,450	54,500
Repayment of loans payable	(95,000)	(54,500)
Proceeds from issuance of common and preferred stock	1,218,500	1,593,000
Net Cash Provided by Financing Activities	1,560,693	1,590,023

Net Increase (Decrease) in Cash	(37,389)	74,552
Cash at beginning of period	118,696	44,144
Cash at end of period	$81,307	$118,696
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest Paid	$15,687	$21,960
Taxes Paid	$1,000	$630

See notes to the consolidated financial statements.

Magnitude Information Systems, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
Year Ended December 31, 2006

Schedule of non-cash investing and financing activities

In connection with the settlement of certain liabilities stemming from prior agreements with a consultant and two former officers of the Company, and the conversion of a promissory note for $99,890, 8,442,500 common shares were issued	$183,940

In connection with the redemption of the Company’s Series C preferred stock and accrued dividends, 10,250,000 common shares were issued	$819,900

Value of options and warrants reclassified during the year from equity to liabilities	$1,315,085

Recognition of beneficial conversion feature on convertible debt instruments	$97,497

See notes to the consolidated financial statements

Magnitude Information Systems, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
Year Ended December 31, 2005

Schedule of non-cash investing and financing activities

In connection with consideration for settlement of accruals for past services, 130,000 common shares and options for 1,200,000 common shares were issued	$121,780

In connection with consideration for future services, 3,500,000 common shares and warrants for 1,000,000 were issued and recorded initially as deferred compensation	$337,900

See notes to the consolidated financial statements.

Magnitude Information Systems, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Organization

Magnitude Information Systems, Inc. (the “Company”) was incorporated as a Delaware corporation on April 19, 1988 under the name Fortunistics, Inc. On November 18, 1998, the Company changed its name to Magnitude Information Systems, Inc.

The Company and Magnitude, Inc. are two separate legal entities whereby Magnitude, Inc. operates as a subsidiary of the Company. However, the operations of the combined entity are currently comprised solely of the operations of Magnitude, Inc. The 1% of Magnitude, Inc. not owned by the Company constitutes a minority interest which is valued at $0.

The Company’s primary product is an integrated suite of proprietary software modules marketed under the name ErgoEnterpriseTM which are designed to help individual computer users and businesses increase productivity and reduce the risk of potentially preventable repetitive stress injury (RSI). These software modules can be applied individually or together in a comprehensive ergonomic and early intervention program that seeks to modify a user’s behavior by monitoring computer usage patterns over time and warning the user when to break a dangerous trend in repetitive usage of an input device, such as a keyboard or mouse. The product was developed to train people working on computers, monitor computer-use related activities and evaluate a user’s risk exposure and propensity towards injury or loss of effectiveness in connection with his/her day-to-day work. Moreover, the software enables a company to not only address the issue of health risks involving employees and to minimize resulting potential liabilities, but delivers a powerful tool to increase overall productivity.

Cash and cash equivalents

The Company accounts for cash and other highly liquid investments with original maturities of three months or less as cash and cash equivalents.

Principles of Consolidation

The consolidated financial statements include the accounts of Magnitude Information Systems, Inc. and its subsidiary, Magnitude, Inc. All significant inter-company balances and transactions have been eliminated.

Depreciation

Property, plant and equipment are recorded at cost. Depreciation on equipment, furniture and fixtures and leasehold improvements is computed on the straight line method over the estimated useful lives of such assets between 5-10 years. Maintenance and repairs are charged to operations as incurred. Repairs and maintenance which do not extend the useful lives of the related assets are expensed as incurred.

Magnitude Information Systems, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

Advertising Costs

Advertising costs are charged to operations when incurred. Advertising expense was $387 and $811 for the years ended December 31, 2006 and 2005, respectively.

Evaluation of Long Lived Assets

Long-lived assets are assessed for recoverability on an ongoing basis. In evaluating the fair value and future benefits of long-lived assets, their carrying value would be reduced by the excess, if any, of the long-lived asset over management’s estimate of the anticipated undiscounted future net cash flows of the related long-lived asset.

Securities Issued for Services

The Company accounts for stock, stock options and stock warrants issued for services and compensation by employees under the fair value method. For non-employees, the fair market value of the Company’s stock is measured on the date of stock issuance or the date an option/warrant is granted. The Company determined the fair market value of the warrants/options issued under the Black-Scholes Pricing Model. Effective January 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards (SFAS) 123(R), SHARE-BASED PAYMENT, which establishes accounting for equity instruments exchanged for employee services. Under the provisions of SFAS 123(R), share-based compensation cost is measured at the grant date, based on the fair value of the award, and is recognized as an expense over the employee's requisite service period (generally the vesting period of the equity grant). Prior to January 1, 2006, the Company accounted for share-based compensation to employees in accordance with Accounting Principles Board (APB) Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES, and related interpretations. The Company also followed the disclosure requirements of SFAS 123, ACCOUNTING FOR STOCK-BASED COMPENSATION. The Company elected to adopt the modified prospective transition method as provided by SFAS 123(R) and, accordingly, financial statement amounts for the prior periods presented in the Form 10-KSB have not been restated to reflect the fair value method of expensing share-based compensation.

Reclassification of certain securities under EITF 00-19

Pursuant to Emerging Issues Task Force (EITF) Issue 00-19, if a company has more than one contract subject to this Issue, and partial reclassification is required, there may be different methods that could be used to determine which contracts, or portions of contracts, should be reclassified. The Company's method for reclassification of such contracts is reclassification of contracts with the latest maturity date first. The changes in fair value for all contracts previously reclassified during 2006 amounted in total to a credit of $192,137.

Income Taxes

The Company provides for income taxes based on enacted tax law and statutory tax rates at which items of income and expenses are expected to be settled in the Company’s income tax return. Certain items of revenue and expense are reported for Federal income tax purposes in different periods than for financial reporting purposes, thereby resulting in deferred income taxes. Deferred taxes are also recognized for operating losses that are available to offset future taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. The Company has incurred net operating losses for financial- and tax-reporting purposes. Accordingly, for Federal and state income tax purposes, the benefit for income taxes has been offset entirely by a valuation allowance against the related federal and state deferred tax asset for the year ended December 31, 2006.

Magnitude Information Systems, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

Net Loss Per Share

Net loss per share, in accordance with the provisions of Financial Accounting Standards Board No. 128, “Earnings Per Share,” is computed by dividing net loss by the weighted average number of shares of Common Stock outstanding during the period. Common Stock equivalents have not been included in this computation since the effect would be anti-dilutive.

Revenue Recognition

The Company’s revenue recognition policy for software sales is in accordance with Accounting Statement of Position (SOP) 97-2 “Software Revenue Recognition” and SOP 98-9 “Software Revenue recognition” which modifies SOP 97-2. Revenue is recognized at the time of licensing provided that the resulting receivable is deemed probable of collection and is fixed or determinable. Revenue from software maintenance contracts is recognized ratably as earned. When a sales contract includes multiple elements, revenues are allocated to the various elements based on Company-specific objective evidence of fair value, regardless of any separate prices for each element that may be stated within the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

GOING CONCERN

As shown in the accompanying financial statements, the Company incurred net losses of $3,895,262 and $2,218,257 during the years ended December 31, 2006 and 2005, respectively, and has a significant working capital deficiency. The ability of the Company to continue as a going concern is dependent on increasing sales and obtaining additional capital and financing. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. Management’s plans are to continue discussions with several potential investors to obtain additional capital in order to alleviate the situation.

CONCENTRATIONS OF BUSINESS AND CREDIT RISK

The Company maintains cash balances in several financial institutions which are insured by the Federal Deposit Insurance Corporation up to $100,000. Balances in these accounts may, at times, exceed the federally insured limits.

The Company provides credit in the normal course of business to customers located throughout the world. The Company performs ongoing credit evaluations of its customers and maintains allowances for doubtful accounts based on factors surrounding the credit risk of specific customers, historical trends, and other information.

PREPAID EXPENSES

Prepaid expenses at December 31, 2006 consist of:

Insurance	$13,089

Services	25,900

Other	800
$39,789

Magnitude Information Systems, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements

PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31, 2006:

Equipment	$45,505
Less accumulated depreciation	35,429
$10,076

Depreciation expense charged to operations was $5,921 and $8,226 in 2006 and 2005, respectively. As a consequence to the move of our principal offices and the curtailment of staff during 2006 we disposed of certain office furniture and equipment assets with an aggregate original cost of $124,230 that were no longer needed, thereby incurring a loss of $355.

IMPAIRMENT OF INTANGIBLE SOFTWARE ASSETS

As a consequence of the re-direction of our business towards the imminent merger with Kiwibox Media Inc. and the planned completion of an exclusive licensing and support agreement with Imminent Technologies, Inc., licensing the rights to sell, support and further develop our ergonomic business and products (“SUBSEQUENT EVENTS FOOTNOTE”) we recognized a loss of $174,955 representing the write-off of the residual balance of software assets underlying our ergonomic software products.

ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses consisted of the following at December 31, 2006:

Accounts payable	$181,540
Accrued interest	75,029
Accrued consulting fees	5,000
Accrued professional fees	119,132
Finder’s fee payable on investment	50,000
Accrued payroll	34,045
Miscellaneous accruals	2,000
$466,746

OBLIGATIONS TO BE SETTLED IN STOCK

Obligations to be settled in stock consisted of the following at December 31, 2006:

Accrued consulting fees	72,000
Accrued commissions	25,439
$97,439

Accrued consulting fees are due to two consultants for fourth quarter 2006 fees payable in a total of 725,000 common shares based on the consulting agreements entered into in 2006.

F-13

Magnitude Information Systems, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements

OBLIGATIONS TO BE SETTLED IN STOCK (continued)

Accrued commissions are due to a consultant who is retained in the capacity of Senior Vice President of Business Development. In accordance with the terms of the consulting agreement, one half of such commissions are payable in cash and the other half in form of restricted shares of the Company’s common stock, valued at the market price of the Company’s common stock on the date payment of such commissions are made. At December 31, 2006, the price of the stock was $0.03 which would, had payment of the commission been made that day, require issuance of 423,983 shares.

LOANS PAYABLE

The Company and Magnitude, Inc. had borrowings under short term loan agreements with the following terms and conditions at December 31, 2006:

On December 4, 1996, Magnitude, Inc. repurchased 500,000 shares of its common stock and retired same against issuance of a promissory note maturing twelve months thereafter accruing interest at 5% per annum and due December 4, 1998. This note is overdue at December 31, 2006 and no demand for payment has been made.	$75,000
Total	$75,000

Magnitude Information Systems, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements

NOTES PAYABLE

At December 31, 1999 the Company had $1,475,000 of notes outstanding related to a June 1995 private placement offering. During 2000 the holders of $1,450,000 worth of notes agreed to accept partial repayment of approximately 30% of the note balances and converted the remaining balances into common shares or convertible preferred shares. The total amount of non-converted notes outstanding at December 31, 2006 is $25,000. Attempts to locate the holder of this note, to settle this liability, have been unsuccessful.	$25,000
In July 2006 two investors who also are shareholders advanced $342,450 to the Company, for which the Company issued two promissory notes, bearing interest at the rate of 8 % per year, repayable on demand.	$342,450
Total	$367,450

LONG-TERM DEBT

Long-term debt as of December 31, 2006 is comprised of the following:

Discounted present value of a non-interest bearing $70,000 settlement with a former investor of Magnitude, Inc. to be paid in 24 equal monthly payments commencing July 1, 1997. The imputed interest rate used to discount the note is 8% per annum. This obligation is in default.	33,529
Total	33,529
Less current maturities	33,529
Long-term debt, net of current maturities	$-

During the fourth quarter the Company retired a note for $99,890 issued to Steven D. Rudnik, the former president and chief executive officer. On December 13, 2006, the Company and Steven D. Rudnik, signed a settlement agreement, pursuant to the principal terms of which Mr. Rudnik exchanged the above promissory note, a $15,000 payment due him under his resignation agreement of August 8, 2006 and certain interest payments for a conversion option whereby the obligations could be converted into common stock at $0.02 per share (6,250,000 common shares upon agreement) and 3,125,000 warrants, exercisable over a three year period at an exercise price of $.05 per share (see “Commitments and Contingencies” and “Related Party Transactions”).

Magnitude Information Systems, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements

DEFERRED REVENUES

Deferred revenues at December 31, 2006 consist of prepaid software maintenance and support charges which are amortized ratably over the remaining duration of the underlying maintenance agreements. On April 13, 2006 the Company received a deposit of $100,000 from a client who also is an investor in the Company. These funds were paid pursuant to a contract for the purchase of a customized version of the Company’s software products. At December 31, 2006 the contract had not been filled and the revenue has been deferred.

PREFERRED STOCK

Preferred stock is non-voting, $.001 par value per share with 3,000,000 shares authorized.

Cumulative Preferred Stock has 2,500 shares designated of which 1 share is issued and outstanding. The total Cumulative Preferred Stock at December 31, 2006 is $0 with a liquidation price of $100,000. As of December 31, 2006, there was $9,000 of cumulative preferred dividends in arrears representing $9,000 per cumulative preferred share.

Series A of the Senior Convertible Preferred Stock series which was issued in 2000 has 300,000 shares designated, 29,300 shares issued and outstanding. The total outstanding Series A Senior Convertible Preferred Stock at December 31, 2006 is $29 with a liquidation price of $146,500. The following is a description of the Series A convertible preferred stock:

(1)
The holders of said shares of Series A Senior Preferred shall be entitled to receive cumulative dividends at the rate of seven percent (7%) per annum during the first annual period after issuance, increasing by increments of one half of one percent for every year thereafter until the rate reaches ten percent (10%) per annum at which time it will remain at 10% payable semi-annually when declared by the Board of Directors, before any dividend shall be declared, set apart for, or paid upon the Common Stock of the Company. The Dividend Rate shall accrue on the Liquidation Price of each share of the Series A Senior Preferred. The dividends on the Series A Senior Preferred, payable in cash, shall be cumulative, so that if the Company fails in any fiscal year to pay such dividends on all the issued and outstanding Series A Senior Preferred, such deficiency in the dividends shall be fully paid, but without interest, before any dividends shall be paid on or set apart for the Cumulative Preferred Stock or the Common Stock.

(2)
The Series A Senior Preferred shall with respect to dividend rights and liquidation rights rank prior to all classes and series of Common Stock and the Cumulative Preferred Stock, and on a par with the Series B, C and D Senior Convertible Preferred Stock.

(3)
In the event of any liquidation, of the Company, whether voluntary or otherwise, after payment or provision for payment of the debts and other liabilities of the Company, the holders of the Series A Senior Preferred shall be entitled to receive, out of the remaining net assets of the Company, the amount of Five ($5.00) dollars for each share of Series A Senior Preferred (the "Liquidation Price") held of record by such holder, payable in cash or in shares of stock, securities or other consideration, the value of which stock, securities or other consideration shall be fixed by the Board of Directors, plus the amount of all dividends in arrears on each such share up to the date fixed for distribution, provided, however, that such remaining net assets are sufficient to cover all the before mentioned payments and also like payments to holders of Series B and C Senior Preferred, before any distribution shall be made to the holders of Common Stock or Cumulative Preferred Stock of the Company. In case such remaining net assets are insufficient to cover all such payments to holders of Series A, B, C and D Senior Preferred, the holders of these series shall receive payments on a pro rata basis.

Magnitude Information Systems, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements

PREFERRED STOCK - (Continued)

(4)
The Company shall have the right to redeem pro rata any or all of its Series A Senior Preferred issued and outstanding at any time, with the Board of Directors of the Company in its sole discretion deciding how many shares to redeem, provided, however, that any such shares called for redemption have been issued and outstanding for a minimum of three (3) years at the time of notice of redemption to the holders of such shares, by paying to the holders thereof the Liquidation Price for each share of Series A Senior Preferred held by such holder plus a "call premium" of 15% of the Liquidation Price, together with the amount of any accrued and unpaid dividends as may have accumulated thereon at the time of redemption (the "Redemption Price").

(5)
Each share of Series A Senior Preferred shall be convertible at any time prior to the Redemption Date, at the holder’s option, into such number (the "Conversion Ratio") of shares of the Common Stock of the Company as arrived at by dividing the Liquidation Price by one hundred fifty (150) percent of the market price of the Common Stock of the Corporation ("Market Price") on the earlier of the dates such share of Series A Senior Preferred is subscribed for or issued (the "Effective Date").

As of December 31, 2006 there were $82,284 Series A Senior Convertible Preferred share dividends accrued and unpaid representing $2.81 per share.

Series B of the Senior Convertible Preferred Stock series which was issued in 2000 has 350,000 shares designated, no shares issued and outstanding. The total outstanding Series B Senior Convertible Preferred Stock at December 31, 2006 is $0. The following is a description of the Series B Senior Convertible Stock:

(1)
The holders of said shares of Series B Senior Preferred shall be entitled to receive cumulative dividends thereon at the rate of seven percent (7%) per annum, payable semi-annually when declared by the Board of Directors, before any dividend shall be declared, set apart for, or paid upon the Common Stock of the Company. The Dividend Rate shall accrue on the Liquidation Price of each share of the Series B Senior Preferred. The dividends on the Series B Senior Preferred, payable in cash, shall be cumulative, so that if the Company fails in any fiscal year to pay such dividends on all the issued and outstanding Series B Senior Preferred, such deficiency in the dividends shall be fully paid, but without interest, before any dividends shall be paid on or set apart for the Cumulative Preferred Stock or the Common Stock.

(2)
The Series B Senior Preferred shall, with respect to dividend rights and liquidation rights, rank prior to all classes and series of Common Stock and the Cumulative Preferred Stock, and on a par with the Series A, C and D Senior Convertible Preferred Stock.

(3)
In the event of any liquidation of the Company, whether voluntary or otherwise, after payment or providing for payment of the debts and other liabilities of the Company, the holders of the Series B Senior Preferred shall be entitled to receive, out of the remaining net assets of the Company, the amount of nine ($9.00) dollars for each share of Series B Senior Preferred (the "Liquidation Price") held of record by such holder, payable in cash or in shares of stock, securities or other consideration, the value of which stock, securities or other consideration shall be fixed by the Board of Directors, plus the amount of all dividends in arrears on each such share up to the date fixed for distribution, provided however, that such remaining net assets are sufficient to cover all the before mentioned payments and also like payments to holders of Series A and C Senior Preferred, before any distribution shall be made to the holders of Common Stock or Cumulative Preferred Stock of the Company. In case such remaining net assets are insufficient to cover all such payments to holders of Series A, B, C and D Senior Preferred, the holders of these series shall receive payments on a pro rata basis.

Magnitude Information Systems, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements

PREFERRED STOCK - (Continued)

(4)
The Company shall have the right to redeem pro rata any or all of its Series B Senior Preferred issued and outstanding at any time, with the Board of Directors of the Company in its sole discretion deciding how many shares to redeem, provided, however, that any such shares called for redemption have been issued and outstanding for a minimum of three (3) years at the time of notice of redemption of the holders of such shares, by paying to the holders thereof the Liquidation Price for each share of Series B Senior Preferred held by such holder plus a "call premium" of 10% of the Liquidation Price, together with the amount of any accrued and unpaid dividends as may have accumulated thereon at the time of redemption (the "Redemption Price").

(5)
Each share of Series B Senior Preferred shall be convertible at any time prior to the Redemption Date, at the holder’s option, into shares of Common Stock of the Company on the basis of ten (10) shares of Common Stock for 1 share of Series B Senior Preferred.

As of December 31, 2006 there were no Series B Senior Convertible Preferred share dividends accrued and unpaid.

Series C of the Senior Convertible Preferred Stock series which was issued in 2000 has 120,000 shares designated. There were no shares of Series C Senior Convertible Preferred Stock outstanding at December 31, 2006. The following is a description of the Series C Senior Convertible Stock:

(1)
The holders of said shares of Series C Senior Preferred shall be entitled to receive cumulative dividends thereon at the rate of seven percent (7%) per annum, payable monthly, before any dividend shall be declared, set apart for, or paid upon the Common Stock of the Company. The Dividend Rate shall accrue on the Liquidation Price (as hereinafter defined) of each share of the Series C Senior Preferred. The dividends on the Series C Senior Preferred, payable in cash, shall be cumulative, so that if the Company fails in any fiscal year to pay such dividends on all the issued and outstanding Series C Senior Preferred, such deficiency in the dividends shall be fully paid, but without interest, before any dividends shall be paid on or set apart for the Cumulative Preferred Stock or the Common Stock.

(2)
The Series C Senior Preferred shall with respect to dividend rights and liquidation rights rank prior to all classes and series of Common Stock and the Cumulative Preferred Stock, and on a par with the Series A, B and D Senior Convertible Preferred Stock.

(3)
In the event of any liquidation of the Company, whether voluntary or otherwise, after payment or provision for payment of the debts and other liabilities of the Company, the holders of the Series C Senior Preferred shall be entitled to receive, out of the remaining net assets of the Company, the amount of nine ($9.00) dollars for each share of Series C Senior Preferred (the "Liquidation Price") held of record by such holder, payable in cash or in shares of stock, securities or other consideration, the value of which stock, securities or other consideration shall be fixed by the Board of Directors, plus the amount of all dividends in arrears on each such share up to the date fixed for distribution, provided, however, that such remaining net assets are sufficient to cover all the before mentioned payments and also like payments to holders of Series A and B Senior Preferred, before any distribution shall be made to the holders of Common Stock or Cumulative Preferred Stock of the Company. In case such remaining net assets are insufficient to cover all such payments to holders of Series A, B, C and D Senior Preferred, the holders of these series shall receive payments on a pro rata basis.

Magnitude Information Systems, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements

PREFERRED STOCK - (Continued)

(4)
The Company shall have the right to redeem pro rata any or all of its Series C Senior Preferred issued and outstanding at any time, with the Board of Directors of the Company in its sole discretion deciding how many shares to redeem, provided, however, that any such shares called for redemption have been issued and outstanding for a minimum of three (3) years at the time of notice of redemption to the holders of such shares, by paying to the holders thereof the Liquidation Price for each share of Series C Senior Preferred held by such holder plus a "call premium" of 10% of the Liquidation Price together with the amount of any accrued and unpaid dividends as may have accumulated thereon at the time of redemption (the "Redemption Price").

(5)
Each share of Series C Senior Preferred shall be convertible at any time prior to the Redemption Date, at the holder’s option, into shares of Common Stock of the Company on the basis of ten (10) shares of Common Stock for 1 share of Series C Senior Preferred.

As of December 31, 2006 there were no Series C Senior Convertible Preferred share dividends accrued and unpaid.

On April 10, 2006, the Company and Michael G. Martin, a former officer and director, entered into a Settlement and Conversion Agreement. Pursuant to the principal terms of this Agreement, Martin converted $900,000 of the stated value of the shares of 7% Series C Senior Convertible Preferred Stock and approximately $331,000 of accrued but unpaid dividends into 10,250,000 common shares of the Company. As a result of this Agreement, approximately $331,000 in current liabilities were terminated and removed from the Company's balance sheet. The agreement furthermore stipulated that $60,000 would be paid in cash over the course of twelve months for covenants in the agreement by the former holder, including a covenant not to compete for a period of two years. This amount has been recorded as an intangible asset, amortizable over the term of the agreement. In August 2006 the Company and the former shareholder agreed to settle the then outstanding amount of $55,000 plus additional settlement compensation of $65,000 by issuance of 2,000,000 restricted common shares.

Series D of the Senior Convertible Preferred Stock series which was issued in 2000 has 500,000 shares designated, 63,890 shares issued and outstanding. The total outstanding Series D Senior Convertible Preferred Stock at December 31, 2006 is $64 with a liquidation price of $575,010. The following is a description of the Series D Senior Convertible Stock:

(1)
The holders of said shares of Series D Senior Preferred shall be entitled to receive cumulative dividends thereon at the rate of seven percent (7%) per annum, payable semi-annually when declared by the Board of Directors before any dividend shall be declared, set apart for, or paid upon the Common Stock of the Company. The Dividend Rate shall accrue on the Stated Value (the "Stated Value"), which Stated Value shall be noted on the certificate issued to the holder, of each share of the Series D Senior Preferred. The dividends on the Series D Senior Preferred, payable in cash, shall be cumulative, so that if the Company fails in any fiscal year to pay such dividends on all the issued and outstanding Series D Senior Preferred, such deficiency in the dividends shall be fully paid, but without interest, before any dividends shall be paid on or set apart for the Cumulative Preferred Stock or the Common Stock.

(2)
The Series D Senior Preferred shall with respect to dividend rights and liquidation rights rank prior to all classes and series of Common Stock and the Cumulative Preferred Stock, and on a par with the Series A, B and C Senior Convertible Preferred Stock.

(3)
In the event of any liquidation of the Company, whether voluntary or otherwise, after payment or provision for payment of the debts and other liabilities of the Company, the holders of the Series D Senior Preferred shall be entitled to receive, out of the remaining net assets of the Company, an amount equal to the Stated Value of each share of Series D Senior Preferred held of record by such holder, payable in cash or in shares of stock, securities or other consideration, the value of which stock, securities or other consideration shall be fixed by the Board of Directors, plus the amount of all dividends in arrears on each such share up to the date fixed for distribution, provided, however, that such remaining net assets are sufficient to cover all the before mentioned payments and also like payments to holders of Series A, B and C Senior Preferred, before any distribution shall be made to the holders of Common Stock or Cumulative Preferred Stock of the Company. In case such remaining net assets are insufficient to cover all such payments to holders of Series A, B, C and D Senior Preferred, the holders of these series shall receive payments on a pro rata basis.

Magnitude Information Systems, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements

PREFERRED STOCK - (Continued)

(4)
The Company shall have the right to redeem pro rata any or all of its Series D Senior Preferred issued and outstanding at anytime, with the Board of Directors of the Company in its sole discretion deciding how many shares to redeem, provided, however, that any such shares called for redemption have been outstanding for a minimum of three (3) years at the time of notice of redemption to the holders of such shares, by paying to the holders thereof the Stated Value for each share of Series D Senior Preferred held by such holder plus a "call premium" of 10% of the Stated Value, together with the amount of any accrued and unpaid dividends as may have accumulated thereon at the time of redemption (the "Redemption Price").

(5)
Each share of Series D Senior Preferred shall be convertible at any time prior to the Redemption Date, at the holder’s option, into shares of Common Stock of the corporation on the basis of ten(10) shares of Common Stock for 1 share of Series D Senior Preferred.

As of December 31, 2006 there were $249,884 Series D Senior Convertible Preferred share dividends accrued and unpaid representing $3.91 per share.

Series E of the Senior Convertible Preferred Stock series which was issued in 2005 has 500,000 shares designated, 16,667 shares issued and outstanding. The total outstanding Series E Senior Convertible, Preferred Stock at December 31, 2006 is $17 with a liquidation price of $100,100. The following is a description of the Series E convertible preferred stock:

(1)
The holders of said shares of Series E Senior Preferred shall be entitled to receive cumulative dividends at the rate of six percent (6%) per annum, payable at the time said shares are converted into shares of common stock of the Company and when declared by the board of Directors, before any dividend shall be declared, set apart for, or paid upon the Common Stock and any other Preferred Stock of the Company. The Dividend Rate shall accrue on the Stated Value, which Stated Value shall be noted on the certificate issued to the holder of each share of the Series E Senior Preferred. The dividends on the Series E Senior Preferred, payable in cash, shall be cumulative, so that if the company fails in any fiscal year to pay such dividends on all the issued and outstanding Series E Senior Preferred, such deficiency in the dividends shall be fully paid, but without interest, before any dividends shall be paid on or set apart for any other class of Preferred Stock or the Common Stock. The holders of the currently outstanding shares of Series E Senior Convertible Stock have waived their right for dividends, consequently, no dividends have been accrued on this stock.

(2)
The Series E Senior Preferred shall with respect to dividend rights rank prior to all classes and series of Common Stock, Cumulative Preferred Stock, and the Series A, B, C, and D Senior Convertible Preferred Stock and, with respect to liquidation rights rank prior to all classes and series of Common Stock, the Cumulative Preferred Stock, and be on a par with the Series A, B, C and D Senior Convertible Preferred Stock.

(3)
In the event of any liquidation, dissolution, or winding up of the affairs of the Company, whether voluntary or otherwise, after payment or provision for payment of the debts and other liabilities of the Company, the holders of the Series E Senior Preferred shall be entitled to receive, out of the remaining net assets of the Company, an amount equal to the Stated Value of each share of Series E Senior Preferred held of record by such holder, payable in cash or in shares of stock, securities or other consideration, the value of which stock, securities or other consideration shall be fixed by the Board of Directors, plus the amount of all dividends in arrears on each such share up to the date fixed for distribution, provided, however, that such remaining net assets are sufficient to cover all the before mentioned payments and also like payments to holders of Series A, B, C and D Senior Preferred, before any distribution shall be made to the holders of Common Stock or Cumulative Preferred Stock of the Company. In case such remaining net assets are insufficient to cover all such payments to holders of Series A, B, C, D and E Senior Preferred, the holders of these series shall receive payments on a pro rata basis.

Magnitude Information Systems, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements

PREFERRED STOCK - (Continued)

(4)	The holders of said shares of Series E Senior Preferred shall not be entitled to any voting rights.

(5)
Shares of Series E Senior Preferred which have been issued and reacquired in any manner, including shares purchased or converted into Common Stock exchanged or redeemed, shall be canceled on the books of the Company and shall not be considered outstanding for any purpose.

(6)
During such time as there exist unpaid cumulative dividends due on the Series E Senior Preferred, no reclassification of the shares of the Company or capital reorganization of the Company in any manner provided by law shall be valid unless (a) the holders of a majority of all the Series E Senior Preferred approve, and (b) provision is made for the payment of the aggregate unpaid cumulative dividends then in arrears.

(7)
Each share of Series E Senior Preferred shall automatically convert, on the date six months after the date of issuance (the “Conversion Date”) which Conversion Date shall be noted on the certificate issued to the holder of each share of the Series E Senior Preferred, into shares of Common Stock of the Company on the basis of one hundred (100) shares of Common Stock for 1 share of Series E Senior Preferred. The holder of any shares of Series E Senior Preferred shall surrender, as soon as practicable on or after the Conversion Date, at the principal office of the Company or at such other office or agency maintained by the Company for that purpose, the certificate or certificates representing the shares of Series E Senior Preferred due for conversion. As promptly as practicable, and in any event within ten business days after surrender of such certificates, the Company shall deliver or cause to be delivered certificates representing the number of validly issued, fully paid and non-assessable shares of Common Stock of the Company to which such holder of Series E Senior Preferred so converted shall be entitled. Such conversion shall be deemed to have been made at the close of business on the Conversion Date, so that the rights of the holders of the Series E Senior Preferred shall thereafter cease except for the right to receive Common Stock of the Company in accordance herewith, and such converting holder of Series E Senior Preferred shall be treated for all purposes as having become the record holder of such Common Stock of the Company at such time.

(8)
In the event that, prior to the conversion of the Series E Senior Preferred Stock by the holder thereof into Common Stock of the company, there shall occur any change in the outstanding shares of Common Stock of the Company by reason of the declaration of stock dividends, or through a re-capitalization resulting from stock splits or combinations, without the receipt by the Company of fair consideration therefore in the form of cash, services or property, the conversion ratio of the Series E Senior Preferred Stock into Common Stock of the Company shall be adjusted such that any holder of Series E Senior Preferred Stock converting such stock into Common Stock subsequent to such change in the outstanding shares of Common Stock of the Company be entitled to receive, upon such conversion, a number of shares of Common Stock of the Company representing the same percentage of common shares outstanding as presented by the shares that he would have received had he converted his Series E Senior Preferred Stock to Common Stock prior to such change in the outstanding shares of Common Stock of the Company.

Magnitude Information Systems, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements

PREFERRED STOCK - (Continued)

During the month of November 2005, the company issued shares of Series E Convertible Preferred Stock with detachable warrants for an investment of $100,000. Due to the convertible nature of the stock and the fact that the security was in-the-money at the commitment date, the Company recorded a charge due to the beneficial conversion feature of $25,194 in accordance with EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF Issue No. 00-27, Application of EITF Issue No. 98-5 to Certain Convertible Instruments. The value of the beneficial conversion feature was measured using the intrinsic value and is being amortized to implied preferred stock dividends to the date of earliest exercise, which is six months from the date of issuance. The amount amortized to implied preferred stock dividends in 2005 was approximately $6,298. The warrants issued in connection with the preferred stock remain outstanding.

As of December 31, 2006 there were no Series E Senior Convertible Preferred share dividends accrued.

INCOME TAXES

The income tax provision (benefit) is comprised of the following:

	Year Ended December 31,
	2006	2005
State current provision (benefit)	$(34,740)	$(209,264)
State deferred provision (benefit)	-	-
	$(34,740)	$(209,264)

In 1998, the State of New Jersey enacted legislation allowing emerging technology and/or biotechnology companies to sell their unused New Jersey Net Operating Loss (“NOL”) Carryover and Research and Development Tax Credits (“R&D Credits) to corporate taxpayers in New Jersey. During 2004 and 2003, the Company entered into an agreement under which it retained a third party broker to identify a buyer for its NOL Carryover. The total tax benefit of this transaction was $34,740 in 2006 and $209,264 in 2005.

The Company’s total deferred tax asset and valuation allowance are as follows:

	December 31,
	2006	2005
Total deferred tax asset, noncurrent	$11,110,000	$9,155,000
Less valuation allowance	(11,110,000)	(9,155,000)
Net deferred tax asset, noncurrent	$-	$-

The differences between income tax benefits in the financial statements and the tax benefit computed at the combined state and U.S. Federal statutory rate of 40% are as follows:

	Year Ended December 31,
	2006	2005
Tax benefit	40%	40%
Valuation allowance	(40%)	(40%)
Effective tax rate	-	-

Magnitude Information Systems, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements

INCOME TAXES - (Continued)

At December 31, 2006, the Company has available approximately $29,825,000 of net operating losses to carry-forward and which may be used to reduce future federal taxable income and expire between December 31, 2007 and 2025.

At December 31, 2006, the Company has available approximately $16,140,000 of net operating losses to carry-forward and which may be used to reduce future state taxable income which expire December 31, 2012.

401(k) PLAN

The Company adopted the qualified Magnitude, Inc. sponsored 401(k) plan covering substantially all full time employees under which eligible employees may elect to contribute, within statutory limits, a percentage of their annual compensation. The Company matches up to 50% of the employee’s contribution of which the match may not exceed 3% of the employee’s total compensation for the plan year. Contributions to the plan were $8,895 and $13,017 for the years ended December 31, 2006 and 2005, respectively.

STOCK OPTION PLANS

In April 1996, Magnitude, Inc. adopted its 1996 Stock Incentive Plan (“the 1996 Plan”). The 1996 Plan provides that certain options granted thereunder are intended to qualify as “incentive stock options” (ISO) within the meaning of Section 422A of the United States Internal Revenue Code of 1986, while non-qualified options may also be granted under the Plan. The initial plan and subsequent amendments provided for authorization of up to 480,000 shares. Pursuant to the above described stock exchange offer on July 2, 1997, all options under the 1996 Plan were converted into shares of the Company at a rate of 3.4676 shares of Magnitude, Inc. to 1 share of the Company.

In September 1997, the Company adopted its 1997 Stock Incentive Plan (“the 1997 Plan”). The 1997 Plan provides that certain options granted thereunder are intended to qualify as “incentive stock options” (ISO) within the meaning of Section 422A of the United States Internal Revenue Code of 1986, while non-qualified options may also be granted under the Plan. The initial plan and subsequent amendments provided for the grant of options for up to 1,000,000 shares. The purchase price per share of common stock deliverable upon exercise of each ISO shall not be less than 100% of the fair market value of the common stock on the date such option is granted. If an ISO is issued to an individual who owns, at the time of grant, more than 10% of the total combined voting power of all classes of the Company’s common stock, the exercise price of such option shall be at least 110% of the fair market value of the common stock on the date of grant and the term of the option shall not exceed five years from the date of grant. The purchase price of shares subject to non-qualified stock options shall be determined by a committee established by the Board of Directors with the condition that such prices shall not be less than 85% of the fair market value of the common stock at the time of grant.

Magnitude Information Systems, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

STOCK OPTION PLANS - (Continued)

In May 2000 the Company adopted its 2000 Stock Incentive Plan (“the 2000 Plan”). The 2000 Plan provides that certain options granted thereunder are intended to qualify as “incentive stock options” (ISO) within the meaning of Section 422A of the United States Internal Revenue Code of 1986, while nonqualified options may also be granted under the Plan. The initial Plan provides for the grant of options for up to 5,000,000 shares. The purchase price per share of common stock deliverable upon exercise of each ISO shall not be less than 100% of the fair market value of the common stock on the date such option is granted. If an ISO is issued to an individual who owns, at the time of grant, more than 10% of the total combined voting power of all classes of the Company’s common stock, the exercise price of such option shall be at least 110% of the fair market value of the common stock on the date of the grant, and the term of the option shall not exceed five years from the date of grant. The purchase price of shares subject to non-qualified stock options shall be determined by a compensation committee established by the Board of Directors.

	Qualified and Non-Qualified Shares Under Option Pursuant to the 1997 Plan December 31,
	2006	2005
Outstanding, beginning of year	420,000	437,000
Granted during the year	-	-
Expired during the year	(420,000)	(7,000)
Surrendered during the year	-	(10,000)
Outstanding, end of year (at a price of $1.00 per share)	-	420,000
Eligible, end of year for exercise (at a price of $1.00 per share)	-	420,000

At December 31, 2006 and 2005, the weighted average exercise price and weighted average remaining contractual life is $0 and $1.00 per share and 0 months and 0 year 4 months, respectively.

At December 31, 2006, there were 1,000,000 shares reserved for future option grants.

	Qualified and Non-Qualified Shares Under Option Pursuant to the 2000 Plan December 31,
	2005	2005
Outstanding, beginning of year	783,958	2,688,442
Granted during the year	-	-
Exercised during the year	-	-
Surrendered during the year	-	(1,865,484)
Expired during the year	(452,458)	(39,000)
Outstanding, end of year (at prices ranging from $0.1325 to $0.50)	331,500	783,958
Eligible, end of year for exercise (at prices ranging from $0.1325 to $0.50)	331,500	783,958

At December 31, 2006 and 2005 the weighted average exercise price and weighted average remaining contractual life is $0.17 and $0.53 per share and 4 months and 10 months, respectively.

At December 31, 2006, there were 4,668,500 shares reserved for future option grants.

Magnitude Information Systems, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

STOCK OPTION PLANS - (Continued)

At December 31, 2006 the company has two stock-based employee compensation plans, which are described more fully above. The company accounts for those plans under the recognition and measurement principles of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related Interpretations. The Company has not granted any options to employees during the years 2006 and 2005.

The Company also issues options outside of the Stock Incentive Plans which are comprised as follows:

	December 31,
	2006	2005
Outstanding, beginning of year	6,226,116	8,566,866
Granted during the year	6,653,542	1,200,000
Exercised during the year	-	-
Surrendered during the year	-	(2,632,225)
Expired during the year	(853,750)	(908,525)
Outstanding, end of year (at prices ranging from $0.01 to $1.00)	12,025,908	6,226,116

Eligible, end of year (at prices ranging from $0.01 to $1.00)	9,122,366	6,226,116

At December 31, 2006 and 2005 the weighted average exercise price and weighted average remaining contractual life is $0.20 and $0.57 per share, and 1 year 11 months and 2 years 5 months, respectively.

Of the options granted during the year ended December 31, 2006, 3,750,000 were granted as stock-based compensation to a consultant and 2,903,542 were granted to a former officer under a settlement agreement resulting in stock-based compensation of $137,026 (see “RELATED PARTY TRANSACTIONS”). These options were valued using the Black-Scholes fair value method, with the following range of assumptions based on the fair value of common stock and exercise price of the options when the options were granted: risk-free rates - 4.34% to 4.86%, dividends - 0, volatility - 117% to 155%. Total stock-based compensation recorded for the options issued to consultants was $256,925 for the year ended December 31, 2006.

WARRANTS

The Company granted common stock purchase warrants between January 2, 2005 and December 31, 2006 which are comprised as follows:.

	December 31,
	2006	2005
Outstanding, beginning of year	50,886,017	30,688,599
Granted during the year	32,416,666	23,343,334
Exercised during the year	-	-
Surrendered during the year	(2,625,000)	(2,631,916)
Expired during the year	(8,943,016)	(514,000)
Outstanding, end of year (at prices ranging from $.08 to $.15)	71,734,667	50,886,017

Eligible, end of year (at prices ranging from $.08 to $.15)	54,526,334	50,886,017

At December 31, 2006 and 2005, the weighted average exercise price and weighted average remaining contractual life is $0.11 and $0.14 per share and 1 year 11 months and 1 year 10 months, respectively.

Of the warrants granted during the year ended December 31, 2006, 4,312,500 were granted as stock-based compensation to consultants, 3,125,000 were awarded upon conversion of the convertible note held by a former officer and 1,583,333 were granted to the same former officer under a settlement agreement resulting in stock-based compensation of $70,652 (see “RELATED PARTY TRANSACTIONS”) and 23,395,833 were issued under common and preferred stock subscription agreements entered into during the year. These warrants were valued using the Black-Scholes fair value method, with the following range of assumptions based on the fair value of common stock and exercise price of the warrants when the warrants were granted: risk-free rates - 4.68% to 4.87%, dividends - 0, volatility - 154% to 156%. Total stock-based compensation recorded for the warrants issued to consultants was $288,419 for the year ended December 31, 2006.

COMMITMENTS AND CONTINGENCIES

Lease Agreement

On September 1, 2006, the Company entered a three year lease (which can be terminated by either party after 12 months) for approximately 850 square feet of office space at 1250 Route 28, Suite 309, Branchburg, New Jersey. This lease agreement calls for a base rental payment of $1,103 per month plus utility/cam/property tax charges of approximately $600 per month, with nominal increases after years two and three. The Company paid $110,079 and $125,742, respectively, during 2006 and 2005, for rent expense.

Magnitude Information Systems, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

COMMITMENTS AND CONTINGENCIES (continued)

Settlement Agreements

During the fourth quarter the Company engaged in two settlement negotiations: the first was with our former CEO and President, Steven D. Rudnik, pursuant to which we issued to him 13,861,875 Company securities in exchange for an outstanding Company note in the approximate amount of $99,890, accrued interest and a debt of $15,000, and; the second settlement was with our former executive, Steven Jagels, pursuant to which we issued to him 3,000,000 shares in exchange for his claims against the Company arising under his employment agreement. . The issuances of Company securities in these transactions represented violations of the private placement offering rules since it raised the issue of whether or not the publicly filed and pending registration statement acted as an advertising mechanism or a Company "general solicitation" of the offering of securities in these settlement transactions. If a general solicitation was found to have occurred, Messrs. Rudnik and Jagels would have the legal right to rescind their settlement agreements during the one year period following the consummation of these transactions. Since Messrs. Rudnik and Jagels had long established, direct relationships with Company officers, directors, advisors and shareholders, Company management believes that they made their investment decisions based upon those relationships. The Company firmly believes that no such general solicitation, in fact, occurred and would vigorously defend against any such claims.

Stock-Based Compensation Agreements

In March 2005, the Company entered into an agreement with a consultant providing 500,000 common shares as a sign-up bonus, 750,000 common shares for services rendered during the initial six month period of the contract and an additional 750,000 common shares for an extension period of six months (through March 2006). The Consultant is also entitled to contingent remuneration based on the achievement by the Company of certain profit goals. No obligation was incurred for this contingent provision in 2005. The consultant is also contingently entitled to a fee based on proceeds that may be obtained through mergers or other business combinations, as follows: 5% of first $1,000,000 in consideration, 4% of the second $1,000,000, 3% of the third $1,000,000, 2% of the fourth $1,000,000 and 1% of the consideration above $4,000,000.

In October 2005, the Company entered into an agreement with two consultants, providing for a monthly retainer of $12,000 for a three month period. The retainer is to be paid as follows: (1) $4,000 per month starting October 2005, (2) $4,000 per month accruing until due in January 2006 and (3) warrants to purchase 200,000 of the Company’s common shares, exercisable at $0.10 per share. The consultants are contingently entitled to additional fees and warrants based on certain achievements for the remainder of the term of the agreement of one year, unless extended, and success fees for revenues generated at a rate of 15% for the first year of revenues from an introduced party and 7.5% for such revenues for the subsequent four years.

Also during 2005, the Company entered into agreements for consulting services, with the following provisions: (1) cash commission on sales and/or licensing of 5% on revenues within the first year and 2.5% on subsequent years’ revenues from such transactions; (2) if determined to be directly involved in securing the initial sale, the consultants’ commission rates per above would be 15% and 7.5%, respectively, for transactions with a Federal or State entity and 10% and 5%, respectively, for other clients; (3) any cash commission earned per the above shall be matched by the Company with a non-qualified stock option to purchase that number of shares of the Company’s common stock which equates the amount of commission earned (for example, $10,000 in commission would equate to 10,000 options). The exercise price of such options would be based on 90% of the average of the bid and ask prices of the Company’s common stock during the 20 day trading period preceding the consummation of the transaction, with a minimum exercise price of $0.10 per share.

Magnitude Information Systems, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

During the first quarter in 2006 the Company entered into consulting agreements with seven outside consultants for sales, marketing and general business advisory services. Such consulting agreements provided for compensation packages which besides certain cash remuneration include in the aggregate, subject to such agreements being in effect at future dates, the issuance of up to 1,200,000 restricted common shares, warrants for the purchase of up to 2,500,000 shares exercisable at prices between $0.10 and $0.15 per share, and options for the acquisition of up to 3,250,000 shares exercisable at prices between $0.08 and $0.10 per share. Certain of these agreements call for contingent payments of earned commissions in cash and restricted stock or with common stock options exercisable at the higher of $0.10 per share or 90% of the 20 day trailing market price of the Company’s stock prior to the date earned.

The Company also entered into an agreement with a sales executive which provided for the issuance of 400,000 restricted shares and, conditionally, sales commissions payable in the form of common shares valued at the higher of $0.10 per share or 90% of the prevailing market price of the Company’s stock.

During the second quarter in 2006 the Company’s board of directors ratified a two-year consulting agreement with an outside director to provide specialized business advisory services and to work directly for the chief executive officer in connection with certain sales and marketing projects. The agreement provides for a compensation package which includes the issuance of (a) 200,000 restricted common shares and an option to purchase 500,000 shares at the price of $0.15/share at the beginning of the consultancy and again after twelve month, and (b) 150,000 restricted shares per month during the term.

In August 2006 the Company entered into a one-year agreement with a firm specializing in technology and IP transfers, for the purpose of discovering potential candidate firms or products that would enhance Magnitude’s own software products and marketing stance. Under the agreement, the Company issued 2,254,151 restricted common shares valued at $112,708 which vest at the rate of 187,846 shares per month. The agreement was terminated in November and 1,556,291 shares were returned to the Company and subsequently cancelled.

RELATED PARTY TRANSACTIONS

On March 31, 2000, the Company and its President and Chief Executive Officer agreed to convert a current liability payable to him in the amount of $374,890 into a Company obligation, of which $100,000 was subsequently classified as due on demand, which was repaid in April 2002, with the remaining balance of $274,890 maturing July 1, 2002. On February 19, 2002, the maturity of the term portion of $274,890 was extended to July 2003, and the board of directors of the Company approved a change in the conversion option towards a rate of $0.10 per share. In January 2004, $175,000 was repaid and the maturity of the remaining open balance of $99,890 was extended to January, 2005. This amount was repaid in the form of restricted common shares pursuant to a settlement agreement with the holder, entered into in December 2006 (see detail description below).

In May 2005, the Company and its President and Chief Executive Officer agreed to convert most of his base salary for the remainder of the year 2005 into 1,000,000 shares of restricted common stock and 1,000,000 warrants, exercisable during three years at the price of $0.15 per share, in lieu of $100,000 cash.

In September 2005 our officers and directors surrendered for cancellation 4,507,709 stock options, 2,283,916 common stock purchase warrants and 11,247,607 common shares in order to provide sufficient authorized common shares to accommodate the Company’s current private placement. We replaced the surrendered and cancelled common shares with shares of our Series E preferred stock which are automatically convertible in March, 2006, into 11,247,607 common shares, the amount of common shares equal to those surrendered. We also intend to reissue the 4,507,709 stock options and 2,283,916 warrants also surrendered for cancellation by our officers and directors with an equal amount of common shares underlying these securities following adoption by the shareholders of a proposed amendment to the Company’s certificate of incorporation which amendment if adopted would increase the number of authorized common shares from 300,000,000.

Magnitude Information Systems, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

RELATED PARTY TRANSACTIONS (continued)

During 2006 and 2005, one outside director of the Company who also serves as the Company’s general and securities counsel, was paid an aggregate $96,121 and $131,140, respectively, for legal services.

On August 8, 2006, Steven D. Rudnik resigned from the position of Chairman of the Board of Directors of the Company. Pursuant to the principal terms of the resignation agreement, (a) his current employment agreement was terminated, (b) he resigned the position of chairman, (c) he received 6 million restricted common shares plus cash payments totaling $60,000.00 to be paid in installments through November 1, 2006, and (d) that options and warrants for an aggregate 4,486,875 shares which were previously cancelled, be re-issued upon the earlier recurrence of a recapitalization of our securities that would provide sufficient common shares to accommodate them or two years from the date of the agreement. The options and warrants will have similar terms as the original instruments (exercisable at $0.10 and $0.15, respectively), but with expiration dates as of three years from the date of re-issuance.

On December 13, 2006, the Company and Steven D. Rudnik, our former President and Chief Executive Officer signed a second settlement agreement, pursuant to the principal terms of which Mr. Rudnik exchanged a Company promissory note due him in the principal amount of approximately $99,890, a $15,000 payment due him under his resignation agreement of August 8, 2006 and certain interest payments for a conversion option whereby the obligations could be converted into common stock at $0.02 per share (6,250,000 common shares upon agreement) and 3,125,000 warrants issuable upon conversion, exercisable over a three year period at an exercise price of $.05 per share. Debt discounts on the obligations were recognized for the value of the issuable warrants, which was determined by a Black-Scholes calculation to be $67,503, and for the intrinsic value of the conversion option, which was determined to have a beneficial conversion feature. These discounts were immediately amortized as interest expense due to the demand nature of the obligations. The obligations were converted into the common stock and warrants in December 2006. The Company also agreed to reissue previously terminated stock options and warrants on or before February 18, 2007, comprised of 1,583,333 warrants to purchase common shares at the exercise price of $.10 per share anytime during the three-year period, commencing February 18, 2007, and 2,903,542 stock options to purchase common shares at the exercise price of $.10 per share anytime during the three-year period commencing February 18, 2007. This agreement also provides Mr. Rudnik a 12-month "reset" provision that entitles him to automatically benefit from any terms that are more favorable than those set forth in the agreement, including a more favorable debt conversion rate or equity investment price, that the Registrant grants to any party over the next 12 months.

On January 2, 2007, the Company and a former employee, Steven W. Jagels settled a lawsuit commenced by Mr. Jagels against the Company based upon claims which included breach of his employment agreement. We agreed to make a payment of $20,040 to Mr. Jagels and to issue 3,000,000 common shares to him by January 7, 2007. We also agreed to include these shares in this registration statement and when it is declared effective by the SEC, to cause a buyer to purchase these shares from Mr. Jagels for $75,000 prior to February 28, 2007. Upon Mr. Jagels’ receipt of these proceeds, the lawsuit will be discontinued with prejudice, or if not consummated as agreed, the lawsuit will continue.

Magnitude Information Systems, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

FAIR VALUE OF FINANCIAL INSTRUMENTS

Cash, accounts receivable, accounts payable, accrued expenses, notes payable, long-term debt and capitalized lease obligations:

The carrying amount approximates fair value because of the short term maturity of these instruments.

Limitations

Fair value estimates are made at a specific point in time, based on relevant information and information about the financial instrument. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

Magnitude Information Systems, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

NEW ACCOUNTING PRONOUNCEMENTS

In February 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standard (SFAS) No. 155, Accounting for Certain Hybrid Financial Instruments. SFAS No. 155 amends FASB Statements No. 133, Accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities and permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation.

SFAS No. 155 is effective for all financial instruments acquired, issued, or subject to a remeasurement (new basis) event occurring after the beginning of an entity's first fiscal year that begins after September 15, 2006. Management does not expect the implementation of this new standard to have a material impact on the Company’s financial position, results of operations and cash flows.

In March 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standard (SFAS) No. 156, Accounting for Servicing of Financial Asset. SFAS No. 156 amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities.

SFAS No. 156 is effective as of the beginning of an entity's first fiscal year that begins after September 15, 2006. Management does not expect the implementation of this new standard to have a material impact on the Company’s financial position, results of operations and cash flows.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standard (SFAS) No. 157, Fair Value Measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements.

SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management does not expect the implementation of this new standard to have a material impact on the Company’s financial position, results of operations and cash flows.

On September 13, 2006, the SEC released Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Period Misstatements When Quantifying Misstatements in Current Year Financial Statements.”, which provides guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. The standard is effective for the first annual financial statements for fiscal years beginning after November 15, 2006. The Company is currently considering the effect of implementing the requirements of this standard.

On February 3, 2006, the FASB issued FASB Staff Position FSP FAS 123R-4, "Classification of Options and Similar Instruments Issued as Employee Compensation That Allow for Cash Settlement Upon the Occurrence of a Contingent Event." This FASB Staff Position (FSP) addresses the classification of options and similar instruments issued as employee compensation that allow for cash settlement upon the occurrence of a contingent event. The guidance in this FSP amends paragraphs 32 and A229 of FASB Statement No. 123 (revised 2004), Share-Based Payment

Magnitude Information Systems, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

NEW ACCOUNTING PRONOUNCEMENTS (continued)

On October 10, 2006, the FASB issued FASB Staff Position FSP FAS 123R-5, "Amendment of FASB Staff Position FAS 123R-1." This FASB Staff Position (FSP) addresses whether a modification of an instrument in connection with an equity restructuring should be considered a modification for purposes of applying FSP FAS 123(R)-1, “Classification and Measurement of Freestanding Financial Instruments Originally Issued in Exchange for Employee Services under FASB Statement No. 123(R).”

On February 3, 2006, the FASB issued FASB Staff Position FSP FAS 123R-6, "Technical Corrections of FASB Statement No. 123(R)." This FASB Staff Position (FSP) addresses certain technical corrections of FASB Statement No. 123 (revised 2004), Share-Based Payment.

The Company’s adoption of SFAS 123(R) and the implementation of these new standards did not have a material impact on the Company’s financial position, results of operations and cash flows.

LITIGATION

At the time of this report, the Company is not a party in any legal proceedings.

SUBSEQUENT EVENTS

On February 19, 2007 we signed an Agreement and Plan of Reorganization pursuant to the principal terms of which the business of Kiwibox Media Inc.will be merged into a newly formed wholly owned subsidiary of the Company. In exchange for the Kiwibox business, we agreed (a) to issue $1,500,000 worth of our restricted common shares and $500,000 worth (conversion value) of our preferred stock to the three Kiwibox owners and to pay them $300,000 cash at closing; (b) to give each of the three Kiwibox owners a two-year employment agreement that will pay them each a base salary of $150,000 per year and 7,500,000 stock options, vesting over two years with the possibility of earning cash bonuses and 3,000,000 additional stock options each if certain business performance goals are reached within the two-year period.

We also have agreed to invest $3.5 million in the Kiwibox business over the course of two years and have committed to raise these funds prior to closing. The closing of the Kiwibox transaction is scheduled to occur on or before April 30, 2007. We currently have approximately 297,000,000 common shares outstanding on a fully diluted basis. Accordingly, in addition to raising the $3.5 million, we must amend our Certificate of Incorporation to increase our authorized common shares from 300,000,000 to 600,000,000 common shares to have a sufficient number of common shares necessary to close the Kiwibox transaction.

In February 2007 we completed a bridge financing pursuant to which we issued two promissory notes for an aggregate $100,000 received in cash. The notes mature in 90 days and carry interest at the rate of 12% per year. We paid $10,000 and issued 500,000 restricted common shares as loan origination fees.

EXHIBIT E

Kiwibox Media, Inc.

Report on Financial Statements

Years Ended December 31, 2006 and 2005

KIWIBOX MEDIA, INC.
Index

Page
Independent Auditor's Report	2

Balance Sheets
December 31, 2006 and 2005	3

Statements of Operations
Years Ended December 31, 2006 and 2005	4

Statements of Changes in Stockholders' Equity (Deficiency)
Years Ended December 31, 2006 and 2005	5

Statements of Cash Flows
Years Ended December 31, 2006 and 2005	6

Notes to Financial Statements	7-11

Report of Independent Auditors

The Board of Directors
Kiwibox Media, Inc.

We have audited the accompanying balance sheets of Kiwibox Media, Inc. (an "S" Corporation) as of December 31, 2006 and 2005 and the related statements of operations and stockholders' equity (deficiency) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kiwibox Media, Inc. at December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Rosenberg Rich Baker Berman & Company

Bridgewater, New Jersey
May 2, 2007

2

KIWIBOX MEDIA, INC.

BALANCE SHEETS
DECEMBER 31, 2006 AND 2005

ASSETS	2006	2005
Current assets:
Cash and cash equivalents	$1,322	$18,699
Accounts receivable	20,568	56,759
Miscellaneous receivables	3,000	3,000
Total current assets	24,890	78,458

Equipment, net	3,500	621
Security deposits	3,224	3,224

Totals	$31,614	$82,303

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current liabilities:
Accounts payable	$26,798	$26,798
Other current liabilities	26,383	19,473
Total liabilities	53,181	46,271

Commitments
Stockholders' equity (deficiency):
Common stock, $.01 par value; 50,000 shares authorized, 46,900 shares issued	469	469
Additional paid-in capital	46,431	46,431
Treasury stock, at cost, 3,290 shares in 2006; 13,930 shares in 2005	(3,236)	(13,700)
Retained earnings	218,598	259,281
Stockholders' loans	(283,829)	(256,449)
Total stockholders' equity (deficiency)	(21,567)	36,032
Totals	$31,614	$82,303

See Notes to the Financial Statements.

3

KIWIBOX MEDIA, INC.

STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005
Revenue:
Advertising	$104,753	$135,164
Licensing and hosting	2,400	2,400
Totals	107,153	137,564

Operating expenses:
General and administrative	127,350	103,648
Sales and marketing	22,431	2,443
Totals	149,781	106,091

Income (loss) from operations	(42,628)	31,473

Other income - interest	12,903	11,148

Income (loss) before income taxes	(29,725)	42,621

Provision for income taxes	600	2,600

Net income (loss)	$(30,325)	$40,021

See Notes to the Financial Statements.

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KIWIBOX MEDIA, INC.

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIENCY)
YEARS ENDED DECEMBER 31, 2006 AND 2005

	Common Stock		Additional Paid-in	Treasury Stock		Retained	Stockholders’	Total Stockholders' Equity
	Shares	Amount	Capital	Shares	Amount	Earnings	Loans	(Deficiency)
Balance, January 1, 2005	46,900	$469	$46,431	(13,930)	$(13,700)	$219,260	$(237,353)	$(15,107)

Increase in stockholders' loans							(19,096)	(19,096)

Net income						40,021		40,021

Balance, December 31, 2005	46,900	469	46,431	(13,930)	(13,700)	259,281	(256,449)	36,032

Exercise of stock options				10,640	10,464	(10,358)		106

Increase in stockholders' loans							(27,380)	(27,380)

Net loss						(30,325)		(30,325)

Balance, December 31, 2006	46,900	$469	$46,431	(3,290)	$(3,236)	$218,598	$(283,829)	$(21,567)

See Notes to the Financial Statements

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KIWIBOX MEDIA, INC.

STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005
Operating activities:
Net income (loss)	$(30,325)	$40,021
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Accrued interest income on stockholders' loans	(12,430)	(10,996)
Depreciation	2,620	659
Changes in operating assets and liabilities:
Accounts receivable	36,191	(5,196)
Accounts payable	-	(2,150)
Other current liabilities	(6,910)	13,682
Net cash provided by operating activities	2,966	36,020

Investing activities - purchases of equipment	(5,499)	(1,118)

Financing activities:
Exercise of stock options	106	-
Additional stockholders’ loans	(14,950)	(8,100)
Net cash used in financing activities	(14,844)	(8,100)

Net increase (decrease) in cash and cash equivalents	(17,377)	26,802

Cash and cash equivalents, beginning of year	18,699	(8,103)

Cash and cash equivalents, end of year	$1,322	$18,699

Supplemental schedule of noncash financing activities:
Increase in stockholders' loans for accrued interest	$12,430	$10,996

Supplemental disclosure of cash flow information:
Interest paid	$0	$0
Income taxes paid	$600	$600

See Notes to Financial Statements

6

KIWIBOX MEDIA, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1 - Nature of Operations:

Since its inception in 1999 Kiwibox.com has developed a portal, to an online community for high school and college females, with daily content created by writers from around the world. Kiwibox.com is a large distribution and marketing channel that connects marketers in a controlled and interactive environment with the targeted female audience.

On February 19, 2007, the stockholders of the Company entered into an Agreement and Plan of Reorganization (the "Agreement") with Magnitude Information Systems, Inc. ("Magnitude"), a public company, and Magnitude Operations, Inc., a wholly-owned subsidiary of Magnitude (Magy-Sub"). Pursuant to the terms of the Agreement, upon satisfaction or waiver of the conditions contained therein, the Company will be merged with and into Magy-Sub (the "Merger"). As a result, Magy-Sub will acquire 100% of the issued and outstanding common stock of the Company, and the three stockholders of the Company will receive newly issued shares of common stock of Magnitude. The Merger transaction is expected be completed in 2007.

Note 2 - Summary of significant accounting policies:

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Revenue recognition:

The Company derives a substantial portion of its revenue from advertising on its website and advertising contained in e-mails to members from their mailing lists. Most contracts require the Company to deliver to the customer impressions, click-throughs or new customers, or some combination thereof. Accordingly, advertising revenue is estimated and recognized for the period in which customer impressions, click through or new customers are delivered.

Licensing and hosting revenue consists of an annual contract with a client to provide web-site hosting and assistance.

Cash and cash equivalents:

Cash and cash equivalents include all cash balances and highly liquid investments with original maturities of three months or less from the date of purchase.

Concentrations of credit risk:

Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. The Company maintains its cash and cash equivalents in bank deposit and other accounts, the balances of which, at times, may exceed Federally insured limits. Exposure to credit risk is reduced by placing such deposits or other temporary investments in high credit quality financial institutions.

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KIWIBOX MEDIA, INC.

NOTES TO FINANCIAL STATEMENTS

Note 2 - Summary of significant accounting policies (continued):

Concentrations of credit risk (continued):

The Company monitors the extension of credit to its customers while maintaining allowances for potential credit losses, as required. On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on a history of past write-offs and collections and current credit considerations. As of December 31, 2006 and 2005, the allowance account was zero for both years.

Sales to two customers in 2006 represented 45.2% of the Company's revenues for the year ended December 31, 2006. Approximately $11,360 of total December 31, 2006 accounts receivable are due from these two customers.

Sales to four customers in 2005 represented 78.1% of the Company's revenues for the year ended December 31, 2005. Approximately $54,057 of total December 31, 2005 accounts receivable are due from these four customers.

Equipment:

Equipment is stated at cost net of accumulated depreciation. Depreciation is computed by using the straight-line method over the estimated useful lives of the assets, which range from 3 to 5 years. Costs of maintenance and repairs are charged to operations as incurred.

Internal use software and website development costs:

The Company follows the provisions of Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," which requires the capitalization of certain costs incurred in connection with developing or obtaining internal use software. The Company also follows the provisions of Emerging Issues Task Force ("EITF") 00-02, "Accounting for Website Development Costs," which requires the capitalization of certain costs incurred in connection with developing, designing and supporting the Company's website. The Company capitalized certain internal use software and website development costs totaling approximately $33,000. The software and website development costs were recorded at historical costs and amortized using the straight-line method over three years. Software and website development costs were fully amortized prior to January 1, 2005.

Advertising:

The Company expenses the cost of advertising as incurred. Advertising expense was $16,525 in 2006 and $0 in 2005.

Financial instruments:

The carrying values of accounts receivable, other receivables, accounts payable and other liabilities approximates their fair values due to their short term maturities.

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KIWIBOX MEDIA, INC.

NOTES TO FINANCIAL STATEMENTS

Note 3 - Equipment:

Equipment consists of the following:

	2006	2005
Equipment	$38,262	$39,384
Furniture and fixtures	2,414	2,605
	40,676	41,989
Less accumulated depreciation and amortization	37,176	41,368

Total	$3,500	$621

Depreciation expense amounted to $2,620 in 2006 and $659 in 2005.

Note 4 - Lease commitments:

The Company is obligated under an operating lease for office space which expires on February 28, 2007. The base annual rent was $21,908 and $19,244 for the years ended February 28, 2007 and 2006, respectively.

Effective March 1, 2007, the Company entered into a 6-month lease with base monthly rent of $1,814 for that period.

The future minimum rental payments subsequent to December 31, 2006 are $14,637 in 2007. Rent expense was $22,329 and $22,237 in 2006 and 2005, respectively.

Note 5 - Related party transactions:

Other current liabilities on the accompanying balance sheets at December 31, 2006 and 2005 include a noninterest bearing cash advance due to a stockholder totaling $2,085.

Miscellaneous receivables consist of a non-interest bearing receivable from a company with similar ownership interests as the Company. Such amounts were received in 2007.

Revenues in 2006 included $2,816 from a company owned by a stockholder. $1,500 remained outstanding and is included in Accounts Receivable as of December 31, 2006.

9

KIWIBOX MEDIA, INC.

NOTES TO FINANCIAL STATEMENTS

Note 6 - Stockholders’ loans

Stockholders’ loans bear interest on a variable basis using the applicable Federal interest rates, which were 4.58% and 4.48% as of December 31, 2006 and 2005, respectively. Stockholders’ loans include accrued interest of $44,532 and $32,102 as of December 31, 2006 and 2005, respectively.

The stockholders’ intend to repay these loans to the Company through 2016.

Note 7 - Stock option plan:

Effective December 31, 2006, the Company terminated its incentive stock option plan which provided for awards of incentive stock options to employees, officers, directors and consultants of the Company. There were no outstanding options under the plan as of December 31, 2006. However, during 2006, a stockholder and officer of the Company exercised options to purchase 10,640 shares of common stock at a weighted average exercise price of $.01 per share.

Note 8 - Reverse stock split:

Effective January 1, 2006, the stockholders of the Company approved a one hundred to one reverse stock split of the Company's outstanding common stock shares. The par value of the common stock shares was not affected by the reverse stock split and remains at $.01 per share after the reverse stock split. All share and per share amounts have been restated to retroactively reflect the reverse stock split.

Note 9 - Income tax expense:

The Company has elected "S" Corporation status for Federal and New York State income taxes. Accordingly, the financial statements do not include a provision or liability for Federal or New York State income taxes as the income or loss is reflected in the separate income tax returns of the stockholders. However, the Company is subject to certain local income taxes which have been provided in the accompanying financial statements.

Note 10- Contingencies:

The Company may be liable for taxes as a result of tax positions taken relating to certain transactions occurring prior to December 31, 2006. Management believes it is unlikely that those positions will result in an unfavorable outcome.

10

KIWIBOX MEDIA, INC.

NOTES TO FINANCIAL STATEMENTS

Note 11 - Subsequent Events:

As discussed in Note 1 of these financial statements, the Company is currently involved with a potential merger transaction with Magnitude Information Systems, Inc.

During 2007, the Company received total operating proceeds of $18,000 from Magnitude Information Systems, Inc.

In January 2007, two stockholders each loaned $5,000 to the Company. Amounts have been repaid without interest prior to issuance of this report.

The Company repaid the $2,085 advance due to a stockholder.

$6,118 of accrued interest receivable from stockholders' loans outstanding as of December 31, 2006 was repaid in 2007.

11